UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. )

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[X]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material under § 240.14a-12
GLOWPOINT, INC.
(Name of Registrant as Specified In Its Charter)
N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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GLOWPOINT, INC.
999 18th Street, Suite 1350S
Denver, Colorado 80202
November 29, 2019
Dear Stockholder:
We are pleased to invite you to the 2019 Annual Meeting of Stockholders (the “Annual Meeting”) of Glowpoint, Inc. (the “Company”), which will be held at 10:00 AM MST on December 19, 2019, at the offices of Arnold & Porter Kaye Scholer LLP, located at 370 17th Street, Suite 4400, Denver, Colorado 80202.
At the Annual Meeting, you will be asked to:

(1)	elect five members of the Company’s Board of Directors to serve until the Company’s next annual meeting of stockholders, or until their respective successors are duly elected and qualified;

(2)	approve the issuance of up to 17,366,260 shares of the Company’s Common Stock upon the conversion of up to 1,736,626 shares of the Company’s 6.0% Series D Convertible Preferred Stock;

(3)	approve the issuance of up to 1,750,000 shares of the Company’s Common Stock upon the conversion of up to 175,000 shares of the Company’s 6.0% Series E Convertible Preferred Stock;

(4)
approve an amendment to Article FOURTH of the Company’s Amended & Restated Certificate of Incorporation to effect a reverse stock split of the Company’s issued and outstanding shares of Common Stock by a ratio of 1-for-2, 1-for-3, 1-for-4, or 1-for-5;

(5)	approve the adoption of the Glowpoint, Inc. 2019 Equity Incentive Plan;

(6)	ratify the appointment of EisnerAmper LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019;

(7)	conduct an advisory vote to indicate how frequently stockholders believe we should conduct an advisory vote on the compensation of our named executive officers;

(8)	consider and vote upon an adjournment of the Annual Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of Proposal Nos. 1, 2, 3, 4, 5, or 6; and

(9)	transact other business as may properly come before the Annual Meeting.
Of particular importance to the future of the Company are Proposals No. 2 and 3, regarding the issuance of shares of the Company’s Common Stock upon the conversion of the Company’s Series D Preferred Stock and Series E Preferred Stock, respectively, under the terms of such securities. The Company’s Board of Directors and management have each reviewed and determined that the completion of these conversions are in the best interests of the Company and its stockholders in order to simplify the Company’s capital structure and better position the Company to seek additional equity and/or debt financing opportunities in the future. As a result, the Company’s Board of Directors has recommended that you vote “FOR” each of Proposals No. 2 and 3.

The enclosed Notice and Proxy Statement contain complete information about the matters to be considered at the Annual Meeting. We are also enclosing our 2018 Annual Report on Form 10-K, which was filed with the Securities and Exchange Commission on March 8, 2019. Copies of these materials are also available for review at www.glowpoint.com/investor-relations or may be mailed to you free of charge by requesting a copy from us at 303-640-3838 or mailing a request to the Glowpoint Investor Relations department located at Glowpoint, Inc., 999 18th Street, Suite 1350S, Denver, Colorado 80202. The Proxy Statement and our 2018 Annual Report on Form 10-K are also available for viewing, printing and downloading at www.proxyvote.com.
We hope you will be able to attend the Annual Meeting in person. Whether or not you expect to attend, we urge you to complete, date, sign and return the proxy card in the enclosed envelope or submit your proxy by telephone or internet, so that your shares will be represented and voted at the Annual Meeting.
Sincerely,

/s/ Peter Holst
Peter Holst
Chairman of the Board, President and Chief Executive Officer of Glowpoint, Inc.
This proxy statement is dated November 29, 2019, and is first being mailed to stockholders of Glowpoint on or about November 29, 2019.

GLOWPOINT, INC.
999 18th Street, Suite 1350S
Denver, Colorado 80202
NOTICE OF THE 2019 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD DECEMBER 19, 2019
To our Stockholders:
The 2019 Annual Meeting of Stockholders (the “Annual Meeting”) of Glowpoint, Inc. (the “Company”, “Glowpoint”, “we” or “our”), will be held at 10:00 AM MST on December 19, 2019, at the offices of Arnold & Porter Kaye Scholer LLP, located at 370 17th Street, Suite 4400, Denver, Colorado 80202, for the following purposes:

(1)	to elect five members of the Company’s Board of Directors to serve until the Company’s next annual meeting of stockholders, or until their respective successors are duly elected and qualified;

(2)
to approve the issuance of up to 17,366,260 shares of the Company’s Common Stock upon the conversion of up to 1,736,626 shares of the Company’s 6.0% Series D Convertible Preferred Stock (“Series D Preferred Stock”);

(3)
to approve the issuance of up to 1,750,000 shares of the Company’s Common Stock upon the conversion of up to 175,000 shares of the Company’s 6.0% Series E Convertible Preferred Stock (“Series E Preferred Stock”);

(4)
to approve an amendment to Article FOURTH of the Company’s Amended & Restated Certificate of Incorporation to effect a reverse stock split of the Company’s issued and outstanding shares of Common Stock by a ratio of 1-for-2, 1-for-3, 1-for-4, or 1-for-5;

(5)	to approve the adoption of the 2019 Glowpoint Equity Incentive Plan;

(6)	to ratify the appointment of EisnerAmper LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019;

(7)	to conduct an advisory vote to indicate how frequently stockholders believe we should conduct an advisory vote on the compensation of our named executive officers;

(8)	to consider and vote upon an adjournment of the Annual Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of Proposal Nos. 1, 2, 3, 4, 5, or 6; and

(9)	to transact other business as may properly come before the Annual Meeting.
WHO MAY VOTE:
Stockholders of record of our Common Stock, our Series A-2 Convertible Preferred Stock, and our Series C Convertible Preferred Stock, as of the close of business on November 22, 2019, the record date for the Annual Meeting, are entitled to vote at the Annual Meeting, or any adjournment or postponement thereof. Stockholders of record of our Series D Preferred Stock and Series E Preferred Stock will not be eligible to vote at the Annual Meeting pursuant to the terms of such securities. A list of stockholders will be available at the Annual Meeting and during the 10 days prior to the Annual Meeting at our principal executive offices located at 999 18th Street, Suite 1350S, Denver, Colorado 80202. All stockholders are cordially invited to attend the Annual Meeting. Whether you plan to attend the Annual Meeting or not, we urge you to vote and submit your proxy by internet, telephone or mail to ensure the presence of a quorum. You may change or revoke your proxy at any time before it is voted at the Annual Meeting.
To ensure your representation at the Annual Meeting, please complete and return the enclosed proxy card or submit your proxy by telephone or through the internet. Please submit your proxy promptly, whether or not you expect to attend the Annual Meeting. Submitting a proxy now will not prevent you from being able to vote in person at the Annual Meeting.
The Glowpoint Board of Directors recommends that you vote “FOR” the election of each of the Board’s nominees for director, ‘FOR” each of proposals No. 2 through 6 set forth in this proxy statement, to conduct an advisory vote on the compensation of our named executive officers every “THREE” years, and “FOR” proposal No. 8 set forth in this proxy statement, to adjourn the Annual Meeting, if necessary to solicit additional proxies.
By order of the Board of Directors,

/s/ David Clark
David Clark
Chief Financial Officer and Corporate Secretary of Glowpoint, Inc.
YOUR PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.
WE URGE YOU TO COMPLETE, SIGN, DATE AND RETURN PROMPTLY THE ACCOMPANYING PROXY CARD OR TO VOTE BY TELEPHONE OR INTERNET.

GLOWPOINT, INC.
999 18th Street, Suite 1350S
Denver, Colorado 80202
PROXY STATEMENT
FOR THE 2019 ANNUAL MEETING OF STOCKHOLDERS
This Proxy Statement (this “Proxy Statement”), along with the accompanying Notice of the 2019 Annual Meeting of Stockholders (the “Notice”), contains information about the 2019 Annual Meeting of Stockholders (the “Annual Meeting”) of Glowpoint, Inc., including any adjournments or postponements of the Annual Meeting. We are holding the Annual Meeting at 10:00 AM MST on December 19, 2019, at the offices of Arnold & Porter Kaye Scholer LLP, located at 370 17th Street, Suite 4400, Denver, Colorado 80202. Directions to the Annual Meeting can be obtained by telephoning us at 303-640-3838. In this Proxy Statement, we refer to Glowpoint, Inc. as “we,” “our,” “us,” “Glowpoint” or “the Company.”
This Proxy Statement relates to the solicitation of proxies by our Board of Directors (the “Board of Directors” or the “Board”) for use at the Annual Meeting.
On or about November 29, 2019, we will send this Proxy Statement, the attached Notice and the enclosed proxy card to all stockholders entitled to vote at the Annual Meeting. Although not part of the Proxy Statement, we will also send along with this Proxy Statement our 2018 Annual Report on Form 10-K, which includes our financial statements for the fiscal year ended December 31, 2018.
Important Notice Regarding the Availability of Proxy Materials for Our
Annual Meeting to Be Held on December 19, 2019
This Proxy Statement and our 2018 Annual Report on Form 10-K are available for viewing, printing and downloading at www.proxyvote.com.  We are providing a copy of our Annual Report on Form 10-K for the year ended December 31, 2018 with the accompanying proxy materials. Additionally, you can find a copy of our Annual Report on Form 10-K, which includes our financial statements for the fiscal year ended December 31, 2018, on the website of the Securities and Exchange Commission (the “SEC”) at http://www.sec.gov or on our website at http://www.glowpoint.com/investor-relations.
Record Date and Voting Securities
Only holders of record of our Common Stock (“Common Stock”), our Series A-2 Convertible Preferred Stock (“Series A-2 Preferred Stock”), and our Series C Convertible Preferred Stock (“Series C Preferred Stock”) as of the close of business on November 22, 2019 (the “Record Date”) are entitled to vote at the Annual Meeting. As of the Record Date, 5,140,500 shares of Common Stock were issued and outstanding, 31.6 shares of Series A-2 Preferred Stock were issued and outstanding, and 475 shares of Series C Preferred Stock were issued and outstanding. Stockholders of record of our Series D Convertible Preferred Stock (“Series D Preferred Stock”) and Series E Convertible Preferred Stock (“Series E Preferred Stock”) will not be eligible to vote at the Annual Meeting pursuant to the terms of such securities.

•	Each holder of Common Stock is entitled to cast one vote per share of Common Stock held by such holder on each matter to be presented at the Annual Meeting.

•
Each holder of Series A-2 Preferred Stock is entitled to vote on each matter to be presented at the Annual Meeting on an as converted basis equal to the number of shares of Common Stock issuable upon conversion of the Series A-2 Preferred Stock held by such holder based on a conversion price of $21.60 per share. As of the Record Date, each share of Series A-2 Preferred Stock was convertible into 347 shares of Common Stock (for a total of 10,978 shares of Common Stock).

•
Each holder of Series C Preferred Stock is entitled to vote on each matter to be presented at the Annual Meeting on an as converted basis equal to the number of shares of Common Stock issuable upon conversion of the Series C Preferred Stock held by such holder based on a conversion price (for voting purposes) of $3.30 per share. As of the Record Date, each share of Series C Preferred Stock was convertible into 303 shares of Common Stock for voting purposes (for a total of 143,939 shares of Common Stock).

Quorum
A quorum is present at the Annual Meeting if a majority of the shares of our capital stock issued and outstanding and entitled to vote on the Record Date are represented in person or by proxy. If a quorum is not present, the Annual Meeting may be adjourned from time to time until a quorum is obtained.
For purposes of determining the presence of a quorum, abstentions, and with respect to the election of directors, “withhold” votes, will be treated as shares that are present and entitled to vote, while broker “non-votes” will be treated only as shares that are present. An abstention is the voluntary act of not voting by a stockholder who is present in person or by proxy at the Annual Meeting and entitled to vote. A broker “non-vote” occurs when a broker nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary power for that particular item and has not received instructions from the beneficial owner.
Voting Procedures
Stockholders have the option to vote by telephone, internet or mail by following the instructions on the attached proxy card. WE ENCOURAGE YOU TO RECORD YOUR VOTE BY TELEPHONE OR INTERNET. These voting methods are convenient, and save significant postage and processing costs. In addition, when you vote by telephone or internet prior to the meeting date, your vote is recorded immediately and there is no risk that postal delays will cause your vote to arrive late and therefore not be counted.
Internet. Vote over the Internet at www.proxyvote.com, the website for Internet voting. Simply follow the instructions on your proxy card, and you can confirm that your vote has been properly recorded. If you vote on the Internet, you can request electronic delivery of future proxy materials. Internet voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 p.m. (Eastern Time) on December 18, 2019.
Telephone. Vote by telephone by following the instructions on your proxy card. Easy-to-follow voice prompts allow you to vote your shares and confirm that your vote has been properly recorded. Telephone voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 p.m. (Eastern Time) on December 18, 2019.
Mail. If you received a proxy card by mail, vote by mail by completing, signing, dating and returning your proxy card in the pre-addressed, postage-paid envelope provided. If you vote by mail and your proxy card is returned unsigned, then your vote cannot be counted. If you vote by mail and the returned proxy card is signed without indicating how you want to vote, then your proxy will be voted as recommended by the Board of Directors. If mailed, your completed and signed proxy card must be received by December 18, 2019.

Meeting. Please see “Questions and Answers about the Glowpoint Annual Meeting--How can I vote my shares in person at the Annual Meeting?” for more information regarding voting at the Annual Meeting.
Shares Held in “Street Name”
If your shares are held in “street name” (held in the name of a bank, broker or other holder of record), you will receive instructions from the holder of record. You must follow the instructions of the holder of record in order for your shares to be voted. Telephone and internet voting also will be offered to stockholders owning shares through certain banks and brokers. If your shares are not registered in your own name and you plan to vote your shares in person at the Annual Meeting, you should contact your broker or agent to obtain a legal proxy or broker’s proxy card and bring it to the Annual Meeting in order to vote.
If you are the beneficial owner of shares held in the name of a broker, bank or other nominee and do not provide that broker, bank or other nominee with voting instructions in the proxy card, your broker may vote your shares only with respect to certain matters considered routine. For any matters that are not routine for which you do not provide voting instructions in the proxy card, your shares will constitute “broker non-votes” and are not considered entitled to vote on that proposal. With respect to the matters being voted on at the Annual Meeting, your broker has discretionary authority to vote your shares in the absence of instructions from you only on the approval of a reverse stock split, the ratification of the selection of the Company’s independent registered public accounting firm and adjournment of the Annual Meeting. As a result, we do not expect any broker non-votes to occur with respect to these proposals. However, because broker non-votes will be treated as shares that are “present” for purposes of establishing a quorum, they will have the same effect as a vote “against” these proposals. Your broker does not have discretionary authority to vote your shares on any other proposals if you do not furnish instructions for those matters. Thus, assuming that a quorum is obtained, any broker non-votes will not affect the outcome of these matters.
Voting Requirements for Approval
Item One—Election of directors        Pursuant to our Amended & Restated Bylaws (the “bylaws”), a plurality of the votes duly cast at the Annual Meeting is required for the election of directors. You may vote “FOR” or “WITHHOLD” authority to vote on this Proposal. The persons receiving the highest number of “FOR” votes at the Annual Meeting will be elected. Abstentions, broker non-votes and withheld votes, if any, are not counted as votes cast and will have no effect on the outcome of this election.
Item Two—Issuance of Common Stock Upon Conversion of Series D Preferred Stock    To be approved by the stockholders, this item must receive the “FOR” vote of a majority of the total number of votes of our capital stock represented in person or by proxy and entitled to vote at the Annual Meeting, voting as a single class. You may vote “FOR,” “AGAINST” or “ABSTAIN” on this proposal. To be approved, the shares voted “FOR” this proposal must exceed the number voted “AGAINST” this proposal. A properly executed proxy marked “ABSTAIN” will not be voted, although it will be counted as present and entitled to vote for purposes of the proposal. Accordingly, an abstention will have the effect of a vote against the proposal. Broker non-votes, if any, are not counted as votes cast and will have no effect on the outcome of this proposal.
Item Three—Issuance of Common Stock Upon Conversion of Series E Preferred Stock    To be approved by the stockholders, this item must receive the “FOR” vote of a majority of the total number of votes of our capital stock represented in person or by proxy and entitled to vote at the Annual Meeting, voting as a single class. You may vote “FOR,” “AGAINST” or “ABSTAIN” on this proposal. To be approved, the shares voted “FOR” this proposal must exceed the number voted “AGAINST” this proposal. A properly executed proxy marked “ABSTAIN” will not be voted, although it will be counted as present and entitled to vote for purposes of the proposal. Accordingly, an abstention will have the effect of a vote against the proposal. Broker non-votes, if any, are not counted as votes cast and will have no effect on the outcome of this proposal.
Item Four—Reverse Stock Split        To be approved by the stockholders, this item must receive the “FOR” vote of a majority of the total number of votes of our capital stock represented in person or by proxy and entitled to vote at the Annual Meeting, voting as a single class. You may vote “FOR,” “AGAINST” or “ABSTAIN” on this proposal. To be approved, the shares voted “FOR” this proposal must exceed the number voted “AGAINST” this proposal. A properly executed proxy marked “ABSTAIN” will not be voted, although it will be counted as present and entitled to vote for purposes of the proposal. Accordingly, an abstention will have the effect of a vote against the proposal. On this proposal, brokers will have discretionary authority to vote in the absence of timely instructions from their customers. As a result, we do not expect any broker non-votes to occur with respect to this proposal. However, any broker non-votes will have the same effect as a vote against this proposal.
Item Five—Glowpoint, Inc. 2019 Equity Incentive Plan        To be approved by the stockholders, this item must receive the “FOR” vote of a majority of the total number of votes of our capital stock represented in person or by proxy and entitled to vote at the Annual Meeting, voting as a single class. You may vote “FOR,” “AGAINST” or “ABSTAIN” on this proposal. To be approved, the shares voted “FOR” this proposal must exceed the number voted “AGAINST” this proposal. A properly executed proxy marked “ABSTAIN” will not be voted, although it will be counted as present and entitled to vote for purposes of the proposal. Accordingly, an abstention will have the effect of a vote against the proposal. Broker non-votes, if any, are not counted as votes cast and will have no effect on the outcome of this proposal.
Item Six—Ratification of Appointment of Independent Public Accounting Firm        To be approved by the stockholders, this item must receive the “FOR” vote of a majority of the total number of votes of our capital stock represented in person or by proxy and entitled to vote at the Annual Meeting, voting as a single class. You may vote “FOR,” “AGAINST” or “ABSTAIN” on this proposal. To be approved, the shares voted “FOR” this proposal must exceed the number voted “AGAINST” this proposal. A properly executed proxy marked “ABSTAIN” will not be voted, although it will be counted as present and entitled to vote for purposes of the proposal. Accordingly, an abstention will have the effect of a vote against the proposal. On this proposal, brokers will have discretionary authority to vote in the absence of timely instructions from their customers. As a result, we do not expect any broker non-votes to occur with respect to this proposal. However, any broker non-votes will have the same effect as a vote against this proposal.
Item Seven—Advisory Vote on the Frequency of Advisory Votes on Executive Compensation    Pursuant to this non-binding advisory vote on the frequency of future non-binding advisory votes on named executive officer compensation, stockholders will be able to specify one of four choices for this proposal on the proxy card or voting instruction: ONE YEAR, TWO YEARS, THREE YEARS, or ABSTAIN. The option receiving the vote of a plurality of the shares present in person or represented by proxy at the Annual Meeting will be considered by the Board as the preference of Glowpoint's stockholders, on a non-binding, advisory basis. A properly executed proxy marked “ABSTAIN” will not be voted and will have no effect on the outcome of this proposal. Broker non-votes, if any, are not counted as votes cast and will have no effect on the outcome of this proposal.
Item Eight—Adjournment of Annual Meeting    To be approved by the stockholders, this item must receive the “FOR” vote of a majority of the total number of votes of our capital stock represented in person or by proxy and entitled to vote at the Annual Meeting, voting as a single class. You may vote “FOR,” “AGAINST” or “ABSTAIN” on this proposal. To be approved, the shares voted “FOR” this proposal must exceed the number voted “AGAINST” this proposal. A properly executed proxy marked “ABSTAIN” will not be voted, although it will be counted as present and entitled to vote for purposes of the proposal. Accordingly, an abstention will have the effect of a vote against the proposal. On this proposal, brokers will have discretionary authority to vote in the absence of timely instructions from their customers. As a result, we do not expect any broker non-votes to occur with respect to this proposal. However, any broker non-votes will have the same effect as a vote against this proposal.
Solicitation and Revocation
After you have submitted a proxy, you may change your vote at any time before the proxy is exercised by submitting a notice of revocation or a proxy bearing a later date. Regardless of whether you voted using a traditional proxy card or by telephone or internet, you may use any of these methods to change your vote. You may change your vote either by submitting a proxy card prior to the date of the Annual Meeting or by voting again prior to the time at which the telephone and internet voting facilities close by following the procedures applicable to those methods of voting. In each event, the later submitted vote will be recorded and the earlier vote revoked. You may also revoke a proxy by voting in person at the Annual Meeting. Your attendance at the Annual Meeting will not by itself constitute revocation of a proxy.
Glowpoint will bear the cost of the solicitation of proxies from its stockholders, including the cost of preparing, assembling and mailing the proxy solicitation materials. In addition to solicitation by mail, our directors, officers and employees may solicit proxies from stockholders by telephone or other electronic means or in person, but no such person will be specifically compensated for such services. We will cause brokerage houses and other custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of stock held of record by such persons. We will reimburse such custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses in doing so. We have engaged Broadridge Financial Solutions to aid in the distribution of the proxy materials and will reimburse their related reasonable out-of-pocket expenses.

QUESTIONS AND ANSWERS ABOUT THE GLOWPOINT ANNUAL MEETING

Q.    Who is entitled to vote at the Annual Meeting?
A.    Holders of record of our Common Stock, Series A-2 Preferred Stock and Series C Preferred Stock at the close of business on November 22, 2019, which we refer to as the “Record Date,” are entitled to vote at the Annual Meeting. As of the Record Date, (i) 5,140,500 shares of Common Stock were issued and outstanding (entitling the holders thereof to 5,140,500 votes in the aggregate on each matter to be voted upon at the Annual Meeting), (ii) 31.6 shares of Series A-2 Preferred Stock were issued and outstanding (entitling the holders thereof to 10,978 votes in the aggregate on each matter to be voted upon at the Annual Meeting), and (iii) 475 shares of Series C Preferred Stock were issued and outstanding (entitling the holders thereof to 143,939 votes in the aggregate on each matter to be voted upon at the Annual Meeting).
Q.    What is the purpose of the Annual Meeting?
A.    At the Annual Meeting, stockholders will consider and vote upon the following matters:

(1)	to elect five members of the Company’s Board of Directors to serve until the Company’s next annual meeting of stockholders, or until their respective successors are duly elected and qualified;

(2)	to approve the issuance of up to 17,366,260 shares of the Company’s Common Stock upon the conversion of up to 1,736,626 shares of the Company’s Series D Preferred Stock;

(3)	to approve the issuance of up to 1,750,000 shares of the Company’s Common Stock upon the conversion of up to 175,000 shares of the Company’s Series E Preferred Stock;

(4)
to approve an amendment to Article FOURTH of the Company’s Amended & Restated Certificate of Incorporation to effect a reverse stock split of the Company’s issued and outstanding shares of Common Stock by a ratio of 1-for-2, 1-for-3, 1-for-4, or 1-for-5;

(5)	to approve the adoption of the Glowpoint, Inc. 2019 Equity Incentive Plan;

(6)	to ratify the appointment of EisnerAmper LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019;

(7)	to conduct an advisory vote to indicate how frequently stockholders believe we should conduct an advisory vote on the compensation of our named executive officers;

(8)	to consider and vote upon an adjournment of the Annual Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of Proposal Nos. 1, 2, 3, 4, 5, or 6; and

(9)	to transact other business as may properly come before the Annual Meeting.

Q.    How can I access the proxy materials over the Internet?
A.    Your proxy card will contain instructions on how to view our proxy materials on the Internet. Our proxy materials are also available on our website at: www.glowpoint.com.
Q.    How can I vote my shares?
A.    You may vote by any of the following four methods:
(1)    Internet. Vote over the Internet at www.proxyvote.com, the website for Internet voting. Simply follow the instructions on your proxy card, and you can confirm that your vote has been properly recorded. If you vote on the Internet, you can request electronic delivery of future proxy materials. Internet voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 p.m. (Eastern Time) on December 18, 2019.
(2)    Telephone. Vote by telephone by following the instructions on your proxy card. Easy-to-follow voice prompts allow you to vote your shares and confirm that your vote has been properly recorded. Telephone voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 p.m. (Eastern Time) on December 18, 2019.
(3)    Mail. If you received a proxy card by mail, vote by mail by completing, signing, dating and returning your proxy card in the pre-addressed, postage-paid envelope provided. If you vote by mail and your proxy card is returned unsigned, then your vote cannot be counted. If you vote by mail and the returned proxy card is signed without indicating how you want to vote, then your proxy will be voted as recommended by the Board of Directors. If mailed, your completed and signed proxy card must be received by December 18, 2019.
(4)    Meeting. If you are a stockholder of record as of November 22, 2019, you may attend and vote at the Annual Meeting on December 19, 2019.
If you hold your Company shares in a brokerage account, your ability to vote over the Internet or by telephone depends on your broker’s voting process. Please follow the directions on your proxy card or the voting instruction card from your broker carefully.
The Board of Directors recommends that you vote using one of the first three methods discussed above, as it is not practical for most stockholders to attend and vote at the Annual Meeting. Using one of the first three methods discussed above to vote will not limit your right to vote at the Annual Meeting if you later decide to attend in person.
Q.    How can I vote my shares in person at the Annual Meeting?
A.    Stockholders of Record. If your shares are registered directly in your name with the American Stock Transfer & Trust Company, LLC (“AST”), our “transfer agent,” you are considered the stockholder of record with respect to those shares, and the proxy materials are being mailed to you. As the stockholder of record, you have the right to vote in person at the Annual Meeting. If you choose to do so, you can bring the proxy card or vote using the ballot provided at the Annual Meeting. Even if you plan to attend the Annual Meeting, we recommend that you vote your shares in advance as described above so that your vote will be counted if you decide later not to attend the Annual Meeting.
B.     Beneficial Owners. Most of our stockholders hold their shares in street name through a broker, bank or other nominee rather than directly in their own name. In that case, you are considered the beneficial owner of shares held in street name, and the proxy materials are being forwarded to you together with a voting instruction card. As the beneficial owner, you are also invited to attend the Annual Meeting. Because a beneficial owner is not the stockholder of record, you may not vote these shares in person at the Annual Meeting unless you obtain a “legal proxy” from the broker, bank or nominee that holds your shares, giving you the right to vote the shares at the Annual Meeting. You will need to contact your broker, bank or nominee to obtain a legal proxy, and you will need to bring it to the Annual Meeting in order to vote in person.
Q.    How does the Board of Directors recommend that I vote?
A.    Our Board of Directors recommends that you vote:

(1)
“FOR” the election of five members of the Company’s Board of Directors to serve until the Company’s next annual meeting of stockholders, or until their respective successors are duly elected and qualified;

(2)	“FOR” the approval of the issuance of up to 17,366,260 shares of the Company’s Common Stock upon the conversion of up to 1,736,626 shares of the Company’s Series D Preferred Stock;

(3)	“FOR” the approval of the issuance of up to 1,750,000 shares of the Company’s Common Stock upon the conversion of up to 175,000 shares of the Company’s Series E Preferred Stock;

(4)
“FOR” the approval of an amendment to Article FOURTH of the Company’s Amended & Restated Certificate of Incorporation to effect a reverse stock split of the Company’s issued and outstanding shares of Common Stock by a ratio of 1-for-2, 1-for-3, 1-for-4, or 1-for-5;

(5)	“FOR” the approval of the adoption of the Glowpoint, Inc. 2019 Equity Incentive Plan;

(6)	“FOR” the ratification of the appointment of EisnerAmper LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019;

(7)	to conduct an advisory vote on the compensation of our named executive officers every “THREE” years;

(8)	“FOR” adjournment of the Annual Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of Proposal Nos. 1, 2, 3, 4, 5, or 6; and
Q.    What is the voting requirement to approve each of the items?
A.
Item One—Election of Directors        Pursuant to our bylaws, a plurality of the votes duly cast at the Annual Meeting is required for the election of directors. You may vote “FOR” or “WITHHOLD” authority to vote on this Proposal. The persons receiving the highest number of “FOR” votes at the Annual Meeting will be elected. Abstentions, broker non-votes and withheld votes, if any, are not counted as votes cast and will have no effect on the outcome of this election.
Item Two—Issuance of Common Stock Upon Conversion of Series D Preferred Stock    To be approved by the stockholders, this item must receive the “FOR” vote of a majority of the total number of votes of our capital stock represented in person or by proxy and entitled to vote at the Annual Meeting, voting as a single class. You may vote “FOR,” “AGAINST” or “ABSTAIN” on this proposal. To be approved, the shares voted “FOR” this proposal must exceed the number voted “AGAINST” this proposal. A properly executed proxy marked “ABSTAIN” will not be voted, although it will be counted as present and entitled to vote for purposes of the proposal. Accordingly, an abstention will have the effect of a vote against the proposal. Broker non-votes, if any, are not counted as votes cast and will have no effect on the outcome of this proposal.
Item Three—Issuance of Common Stock Upon Conversion of Series E Preferred Stock    To be approved by the stockholders, this item must receive the “FOR” vote of a majority of the total number of votes of our capital stock represented in person or by proxy and entitled to vote at the Annual Meeting, voting as a single class. You may vote “FOR,” “AGAINST” or “ABSTAIN” on this proposal. To be approved, the shares voted “FOR” this proposal must exceed the number voted “AGAINST” this proposal. A properly executed proxy marked “ABSTAIN” will not be voted, although it will be counted as present and entitled to vote for purposes of the proposal. Accordingly, an abstention will have the effect of a vote against the proposal. Broker non-votes, if any, are not counted as votes cast and will have no effect on the outcome of this proposal.
Item Four—Reverse Stock Split        To be approved by the stockholders, this item must receive the “FOR” vote of a majority of the total number of votes of our capital stock represented in person or by proxy and entitled to vote at the Annual Meeting, voting as a single class. You may vote “FOR,” “AGAINST” or “ABSTAIN” on this proposal. To be approved, the shares voted “FOR” this proposal must exceed the number voted “AGAINST” this proposal. A properly executed proxy marked “ABSTAIN” will not be voted, although it will be counted as present and entitled to vote for purposes of the proposal. Accordingly, an abstention will have the effect of a vote against the proposal. On this proposal, brokers will have discretionary authority to vote in the absence of timely instructions from their customers. As a result, we do not expect any broker non-votes to occur with respect to this proposal. However, any broker non-votes will have the same effect as a vote against this proposal.
Item Five—Glowpoint, Inc. 2019 Equity Incentive Plan        To be approved by the stockholders, this item must receive the “FOR” vote of a majority of the total number of votes of our capital stock represented in person or by proxy and entitled to vote at the Annual Meeting, voting as a single class. You may vote “FOR,” “AGAINST” or “ABSTAIN” on this proposal. To be approved, the shares voted “FOR” this proposal must exceed the number voted “AGAINST” this proposal. A properly executed proxy marked “ABSTAIN” will not be voted, although it will be counted as present and entitled to vote for purposes of the proposal. Accordingly, an abstention will have the effect of a vote against the proposal. Broker non-votes, if any, are not counted as votes cast and will have no effect on the outcome of this proposal.
Item Six—Ratification of Appointment of Independent Public Accounting Firm        To be approved by the stockholders, this item must receive the “FOR” vote of a majority of the total number of votes of our capital stock represented in person or by proxy and entitled to vote at the Annual Meeting, voting as a single class. You may vote “FOR,” “AGAINST” or “ABSTAIN” on this proposal. To be approved, the shares voted “FOR” this proposal must exceed the number voted “AGAINST” this proposal. A properly executed proxy marked “ABSTAIN” will not be voted, although it will be counted as present and entitled to vote for purposes of the proposal. Accordingly, an abstention will have the effect of a vote against the proposal. On this proposal, brokers will have discretionary authority to vote in the absence of timely instructions from their customers. As a result, we do not expect any broker non-votes to occur with respect to this proposal. However, any broker non-votes will have the same effect as a vote against this proposal.
Item Seven—Advisory Vote on the Frequency of Advisory Votes on Executive Compensation    Pursuant to this non-binding advisory vote on the frequency of future non-binding advisory votes on named executive officer compensation, stockholders will be able to specify one of four choices for this proposal on the proxy card or voting instruction: ONE YEAR, TWO YEARS, THREE YEARS, or ABSTAIN. The option receiving the vote of a plurality of the shares present in person or represented by proxy at the Annual Meeting will be considered by the Board as the preference of Glowpoint's stockholders, on a non-binding, advisory basis. A properly executed proxy marked “ABSTAIN” will not be voted and will have no effect on the outcome of this proposal. Broker non-votes, if any, are not counted as votes cast and will have no effect on the outcome of this proposal.
Item Eight—Adjournment of Annual Meeting    To be approved by the stockholders, this item must receive the “FOR” vote of a majority of the total number of votes of our capital stock represented in person or by proxy and entitled to vote at the Annual Meeting, voting as a single class. You may vote “FOR,” “AGAINST” or “ABSTAIN” on this proposal. To be approved, the shares voted “FOR” this proposal must exceed the number voted “AGAINST” this proposal. A properly executed proxy marked “ABSTAIN” will not be voted, although it will be counted as present and entitled to vote for purposes of the proposal. Accordingly, an abstention will have the effect of a vote against the proposal. On this proposal, brokers will have discretionary authority to vote in the absence of timely instructions from their customers. As a result, we do not expect any broker non-votes to occur with respect to this proposal. However, any broker non-votes will have the same effect as a vote against this proposal.
Q.    What happens if additional matters are presented at the Annual Meeting?
A.    Other than the items of business described in this Proxy Statement, we are not aware of any other business to be acted upon at the Annual Meeting. If you grant a proxy, the persons named as proxies will have the discretion to vote your shares on any additional matters properly presented for a vote at the Annual Meeting.
Q.    What happens if I do not give specific voting instructions?
A.    If you are a stockholder of record, and vote without giving specific voting instructions, the proxyholders will vote your shares in the manner recommended by our Board of Directors on all matters presented in this Proxy Statement, and, with respect to any other matters that may properly come before the Annual Meeting, as the proxyholders may determine in their discretion.
If you are the beneficial owner of shares held in the name of a broker, bank or other nominee and do not provide that broker, bank or other nominee with voting instructions in the proxy card, your broker may vote your shares only with respect to certain matters considered routine. For any matters that are not routine for which you do not provide voting instructions in the proxy card, your shares will constitute “broker non-votes” and are not considered entitled to vote on that proposal. With respect to the matters being voted on at the Annual Meeting, your broker has discretionary authority to vote your shares in the absence of instructions from you only on the approval of a reverse stock split, the ratification of the selection of the Company’s independent registered public accounting firm and adjournment of the Annual Meeting. As a result, we do not expect any broker non-votes to occur with respect to these proposals. However, because broker non-votes will be treated as shares that are “present” for purposes of establishing a quorum, they will have the same effect as a vote “against” these proposals. Your broker does not have discretionary authority to vote your shares on any other proposals if you do not furnish instructions for those matters. Thus, assuming that a quorum is obtained, any broker non-votes will not affect the outcome of these matters.
Q.    What is the quorum requirement for the Annual Meeting?
A.    A quorum is present at the Annual Meeting if a majority of the shares of our capital stock issued and outstanding and entitled to vote on the Record Date are represented in person or by proxy. Your shares will be counted for purposes of determining if there is a quorum, whether representing votes for, against, withheld or abstained, if you:

•	are present and vote at the Annual Meeting; or

•	properly submit a proxy card or vote over the Internet or by telephone.

For purposes of determining the presence of a quorum, abstentions, and with respect to the election of directors, “withhold” votes, will be treated as shares that are present and entitled to vote, while broker “non-votes” will be treated only as shares that are present. If a quorum is not present, the Annual Meeting may be adjourned from time to time until a quorum is obtained.
Q.    How can I change my vote after I return my proxy card?
A.    If you are a stockholder of record, there are three ways you can change your vote or revoke your proxy after you have sent in your proxy card.

•	First, you may send a written notice to Glowpoint, Inc., c/o Corporate Secretary, 999 18th Street, Suite 1350S, Denver, Colorado 80202 stating that you would like to revoke your proxy.

•
Second, you may complete and submit another valid proxy by mail, telephone or over the Internet that is later dated and if mailed, is properly signed, or if submitted by telephone or over the Internet is received by 11:59 p.m. Eastern Time on December 18, 2019. Any earlier proxies will be revoked automatically.

•	Third, you may attend the Annual Meeting and vote in person. Any earlier proxy will be revoked. However, attending the Annual Meeting without voting in person will not revoke your proxy.

If you hold your shares through a broker, bank or other nominee and you have instructed the broker, bank or other nominee to vote your shares, you must follow directions from your broker, bank or other nominee to change your vote.
Q.    Who will tabulate the votes?
A.    David Clark, our Chief Financial Officer, Treasurer and Corporate Secretary, will certify the tabulated vote and act as the inspector of elections for the Annual Meeting. Mr. Clark will be responsible for (i) determining the presence of a quorum at the Annual Meeting, (ii) receiving all votes and ballots, whether by proxy or in person, with regard to all matters voted upon at the Annual Meeting, (iii) counting and tabulating all such votes and ballots and (iv) determining and reporting the results with regard to all such matters voted upon at the Annual Meeting.
Q.    Where can I find the voting results of the Annual Meeting?
A.    We intend to announce preliminary voting results at the Annual Meeting and publish final results in a Current Report on Form 8-K to be filed with the SEC within four business days following the Annual Meeting.
Q.    Who pays for the cost of this proxy solicitation?
A.    Glowpoint will bear the cost of the solicitation of proxies from its stockholders, including the cost of preparing, assembling and mailing the proxy solicitation materials. In addition to solicitation by mail, our directors, officers and employees may solicit proxies from stockholders by telephone or other electronic means or in person, but no such person will be specifically compensated for such services. We will cause brokerage houses and other custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of stock held of record by such persons. We will reimburse such custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses in doing so. We have engaged Broadridge Financial Solutions to aid in the distribution of the proxy materials and will reimburse their related reasonable out-of-pocket expenses.
Q.    Is there a list of stockholders entitled to vote at the Annual Meeting?
A.    The names of stockholders of record entitled to vote at the Annual Meeting will be available at the Annual Meeting and for 10 days prior to the Annual Meeting at our principal executive offices between the hours of 9:00 a.m. and 5:00 p.m. Mountain Time for any purpose relevant to the Annual Meeting. To arrange to view this list during the times specified above, please contact the Corporate Secretary of the Company at Glowpoint, Inc., c/o Corporate Secretary, 999 18th Street, Suite 1350S, Denver, Colorado 80202 or call 303-640-3838.
Q.    What equity stake will the Company's existing common stockholders, the Company’s existing Series E and Series D Preferred stockholders and affiliates of Foundry Group hold in the Company if Proposals No. 2 and 3 are both approved?
A.    If Proposals No. 2 and 3 are both approved, based on the number of shares of Common Stock outstanding as of November 8, 2019 and assuming conversion of the Series A-2 Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock, then the Company anticipates that:

•	the existing holders of the Company’s Common Stock will, in the aggregate, hold approximately 5,140,500, or 21.8%, of our Common Stock; and

•
the former holders of the Series D and Series E Preferred Stock will, in the aggregate, hold approximately 18,246,960, or 77.5%, of our Common Stock outstanding, and, out of this number, affiliates of the Foundry Group will hold approximately 7,112,178 shares, or approximately 31.0%, of our Common Stock. No other stockholder of the Company is expected to hold more than 30.0% of our Common Stock on a fully converted basis.

See "Effects of Approving the Conversion" under each of Proposals No 2 and 3 below for additional discussion of the effect on our existing common stockholders of the approval of the conversion of the Series D and Series E Preferred Stock, respectively.
Q.    What will happen if stockholders fail to approve either Proposal No. 2 or Proposal No. 3 at the Annual Meeting?
A.    If our stockholders fail to approve Proposal No. 2 at the Annual Meeting, then the Series D Preferred Stock will remain outstanding in accordance with its terms. If our stockholders fail to approve Proposal No. 3 at the Annual Meeting, then the Series E Preferred Stock will remain outstanding in accordance with its terms. In either case, the failure to approve such conversion will have no impact on the Merger or the Series E Financing, each of which closed effective as of October 1, 2019.
See "Effects of Failure to Approve the Conversion" under Proposals No. 2 and 3 below for additional discussion of the effect on our existing common stockholders of the failure to approve the conversion of the Series D and Series E Preferred Stock.

THIS QUESTION AND ANSWER SECTION IS ONLY MEANT TO GIVE AN OVERVIEW OF THE PROXY STATEMENT. FOR MORE INFORMATION, PLEASE REFER TO THE MATERIAL CONTAINED IN THE SUBSEQUENT PAGES.

PROPOSAL NO. 1 -- ELECTION OF DIRECTORS
Directors to be elected are to serve until the next annual meeting of stockholders or until their respective successors are duly elected and qualified. The number of directors is determined from time to time by our Board of Directors and is currently five members. The nominees who will stand for election are Jason Adelman, Peter Holst, James S. Lusk, Richard Ramlall and John Underkoffler, all of whom are currently members of our Board of Directors. The five nominees receiving the highest number of affirmative votes will be elected as directors. In the event any nominee is unable or unwilling to serve as a nominee, the Board of Directors may select a substitute nominee. If a substitute nominee is selected, proxies will be voted in favor of such nominee. Our Board of Directors has no reason to believe that any of the named nominees will be unable or unwilling to serve as a nominee or as a director if elected. Proxies cannot be voted for a greater number of persons than the number of nominees named.
Director Nominees
The following table sets forth information with respect to our director nominees.

Name	Age	Position with Company
Jason Adelman (2)(3)	50	Director, Chairman of the Compensation Committee, Chairman of the Nominating Committee
Peter Holst	50	Chairman of the Board, President and Chief Executive Officer
James S. Lusk (1)(2)	63	Director, Chairman of the Audit Committee, Lead Independent Director
Richard Ramlall (1)(3)	63	Director
John Underkoffler	52	Director, Chief Technology Officer
___________________
(1)    Member of the Audit Committee.
(2)    Member of the Compensation Committee.
(3)    Member of the Nominating Committee.
Nominee Biographies
Jason Adelman, Director. Mr. Adelman joined our Board of Directors in July 2019. Mr. Adelman was appointed to the Board in connection with the Representations Agreement. Mr. Adelman is the Founder and Managing Member of Burnham Hill Capital Group, LLC, a privately held financial advisory firm, and serves as Managing Member of Cipher Capital Partners LLC, a private investment fund. Mr. Adelman also serves as a member of the board of directors of Trio-Tech International (NYSEAmex:TRT). Prior to founding Burnham Hill Capital Group, LLC in 2003, Mr. Adelman served as Managing Director of Investment Banking at H.C. Wainwright and Co., Inc. Mr. Adelman graduated from the University of Pennsylvania with a B.A. in Economics, cum laude, and from Cornell Law School with a J.D.
In considering Mr. Adelman as a director of the Company, the Board reviewed, among other qualifications, his experience and expertise in finance, accounting, banking and management based on his experience with Burnham Hill Capital Group LLC, Cipher Capital Partners LLC, and H. C. Wainwright & Co.

For more information regarding the Representations Agreement, see “Transactions with Related Persons” below.
Peter Holst, Chairman of the Board, President and Chief Executive Officer.  Prior to being named President and CEO in January 2013, Mr. Holst had served as the Company’s Senior Vice President for Business Development since October 1, 2012. Mr. Holst has served as a director of the Company since January 2013 and as the Chairman of the Board since July 2019. Prior to joining the Company, Mr. Holst served as the Chief Executive Officer of Affinity VideoNet, Inc. (“Affinity”), a leading provider of public videoconferencing rooms and managed videoconferencing services, from June 1, 2008 until October 1, 2012, when the Company acquired Affinity. Prior to joining Affinity, Mr. Holst served as the President and Chief Operating Officer of Raindance Communications. Mr. Holst holds a degree in Business Administration from the University of Ottawa.
In considering Mr. Holst as a director of the Company, the Board reviewed his extensive knowledge and expertise in the communication services industry, and the leadership he has shown in his positions with prior companies.
James S. Lusk, Director. Mr. Lusk joined our Board of Directors in February 2007 and has served as the Lead Independent Director of the Board since July 2019. Mr. Lusk is currently the Chief Financial Officer of Sutherland Global Services, a global provider of business process transformation and technology management services. Mr. Lusk joined Sutherland in July 2015. From 2007 until July 2015, Mr. Lusk was Executive Vice President of ABM Industries Incorporated (NYSE:ABM), a leading provider of facility solutions, and served as ABM’s Chief Financial Officer from 2007 until April 2015. Prior to joining ABM, he served as Vice President, Business Services and Chief Operating Officer for the Europe, Middle East and Africa region for Avaya from 2005 to 2007. Mr. Lusk has also served as Chief Financial Officer and Treasurer of BioScrip/MIM, President of Lucent Technologies’ Business Services division, and interim Chief Financial Officer and Corporate Controller of Lucent Technologies. Mr. Lusk earned his B.S. (Economics), cum laude, from the Wharton School, University of Pennsylvania, and his M.B.A (Finance) from Seton Hall University. He is a certified public accountant and was inducted into the AICPA Business and Industry Leadership Hall of Fame in 1999.
In considering Mr. Lusk as a director of the Company, the Board reviewed his extensive expertise and knowledge regarding finance and accounting matters, as well as compensation, risk assessment and corporate governance. Mr. Lusk qualifies as an “audit committee financial expert” under the applicable SEC rules and accordingly contributes to the Board of Directors his understanding of generally accepted accounting principles and his skills in auditing, as well as in analyzing and evaluating financial statements.
Richard Ramlall, Director. Mr. Ramlall joined our Board of Directors in July 2019. Mr. Ramlall was appointed to the Board in connection with the Representations Agreement. Mr. Ramlall currently serves as the Vice President of Investor and Public Relations at Internap (NASDAQ:INAP) and has served in this position since January 1, 2017. Internap is a leading technology provider of High Performance Data Center Services including Colocation, Managed, Hosting, Cloud and Network Services. From September 2013 to December 2016, through Ramlall Partners LLC, he provided investor relations, financial and regulatory due diligence and compliance, business development, strategic planning, and public relations consulting to public and private organizations in the financial, telecommunications and energy sectors. From November 2010 to August 2013, Mr. Ramlall served as Senior Vice President, Corporate Development and Chief Communications Officer of Primus Telecommunications Group, Incorporated (NYSE:PTGI). Before being successfully sold to various entities, Primus was a leading provider of advanced communication solutions, including broadband Internet, traditional and IP voice, data, mobile services, collocation, hosting, and outsourced managed services to business and residential customers in the United States, Canada and Australia.

From March 2005 to August 2010, Mr. Ramlall served as Senior Vice President, Strategic External Affairs and Programming at RCN Corporation, the leading overbuilder broadband provider of video, data, and voice services to residential, business and commercial/carrier customers. Prior to joining RCN in March 2005, Mr. Ramlall served as Senior Managing Director and Executive Vice President of Spencer Trask Media and Communications Group, LLC (a division of New York-based venture capital firm Spencer Trask & Company) based in Reston, Virginia, from June 1999. From March 1997 to June 1999, Mr. Ramlall served as Vice President and Managing Director for Strategy, Marketing and International Government Affairs for Bechtel Telecommunications, a subsidiary of Bechtel Corporation. Prior to that, Mr. Ramlall was Executive Director for International Business Affairs for Bell Atlantic International and spent over 18 years at Bell Atlantic (now Verizon) including assignments in Product Management, Legal, Regulatory, Rates, Forecasting and Country Manager—Indian Subcontinent. Mr. Ramlall holds a B.S. in Business Administration and an M.G.A. (Technology Management) from the University of Maryland. Mr. Ramlall served on the Board of Evolving Systems (NASDAQ: EVOL), a provider of software solutions and services to the wireless, wireline and internet protocol (IP) carrier market, from 2008 until 2019.
In considering Mr. Ramlall as a director of the Company, the Board considered Mr. Ramlall’s 39 plus years of experience in the telecommunications/IT industry and more than 24 years of international business experience, as well as operational experience at a senior executive level, with particular emphasis on Indian operations. As Senior Vice President for Corporate Development and Chief Communications Officer at Primus, in addition to previous assignments, Mr. Ramlall was responsible for International Business Development, M&A, Investor Relations, Public Relations and Regulatory Affairs, bringing valuable investor and corporate governance expertise and experience to our Board and our management team. Mr. Ramlall has won more than 25 Business Communications awards and in March 2013 was recognized as one of the Top 25 Minority Business leaders in the Washington D.C. Metro Area.
For more information regarding the Representations Agreement, see “Transactions with Related Persons” below.
John Underkoffler, Director. Mr. Underkoffler joined our Board of Directors in October 2019 in connection with the Oblong Merger Agreement. Mr. Underkoffler has served as the Company’s Chief Technology Officer since October 1, 2019. Prior to this position, Mr. Underkoffler served as chair of Oblong’s Board of Directors since 2006 and as its Chief Executive Officer since 2013. Mr. Underkoffler founded Oblong in 2006. Oblong’s technological and design trajectories build on fifteen years of foundational work at the MIT Media Lab, where in the 1980s and 1990s Mr. Underkoffler was responsible for innovations in real-time computer graphics systems, optical and electronic holography, large-scale visualization techniques, and the I/O Bulb and Luminous Room systems. He has been science and technology advisor to films including “Iron Man,” “Aeon Flux,” “The Hulk” (A. Lee), and “Minority Report.” Mr. Underkoffler's design of the gestural interface used by the Tom Cruise pre-forensic detective character in the latter film became one of the most widely influential fictional UIs in history. His 2010 TED talk and demo operated as definition and summary for the field of spatial computing. Mr. Underkoffler speaks worldwide on the central role of the human machine interface and the urgent need for its evolution; he is regarded one of the world's leading practitioner-experts in the UI field. He serves on the Board of Directors of the E14 Fund in Cambridge, MA; on the National Advisory Council of Cranbrook Academy in Bloomfield Hills, MI; and as a curator-at-large for New York’s Museum of Arts and Design. Mr. Underkoffler is the recipient of the 2015 Cooper Hewitt National Design Award and holds a PhD from the Massachusetts Institute of Technology.
In considering Mr. Underkoffler as a director of the Company, the Board reviewed his extensive knowledge and expertise in the visual collaboration industry, and the leadership he has shown in his position with Oblong.

For more information regarding the Oblong Merger Agreement, see “Transactions with Related Persons” below.
Vote Required For Approval
Pursuant to our bylaws, a plurality of the votes duly cast at the Annual Meeting is required for the election of directors. You may vote “FOR” or “WITHHOLD” authority to vote on this Proposal. The persons receiving the highest number of “FOR” votes at the Annual Meeting will be elected. Abstentions, broker non-votes and withheld votes, if any, are not counted as votes cast and will have no effect on the outcome of this election.
Board Recommendation
THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE ELECTION OF EACH NOMINEE FOR DIRECTOR TO SERVE UNTIL OUR NEXT ANNUAL MEETING OF STOCKHOLDERS, OR UNTIL HIS SUCCESSOR IS DULY ELECTED AND QUALIFIED.

INFORMATION REGARDING THE BOARD OF DIRECTORS AND CORPORATE GOVERNANCE
Board of Directors
Our Board of Directors currently consists of five directors. The current Board members include three independent directors, our chief executive officer and our chief technology officer. The core responsibility of our Board of Directors is to exercise its business judgment to act in what it reasonably believes to be in the best interests of the Company and its stockholders. Further, members of the Board fulfill their responsibilities consistent with their fiduciary duty to the stockholders, and in compliance with all applicable laws and regulations. The primary responsibilities of the Board include:

•	oversight of management performance and assurance that stockholder interests are served;

•	oversight of the Company’s business affairs and long-term strategy; and

•	monitoring adherence to the Company’s standards and policies, including, among other things, policies governing internal controls over financial reporting.
Our Board of Directors met nine times during the year ended December 31, 2018. During this period, each director attended 75% or more of the aggregate of (i) the total number of meetings of the Board of Directors held during the period for which he was a director and (ii) the total number of meetings of committees of the Board of Directors on which he served, held during the period for which he served. The Company does not have a policy with regard to directors’ attendance at our annual meetings of stockholders. All of our then-serving directors attended the 2018 annual meeting of stockholders.
Our Board of Directors conducts its business through meetings of the Board and through activities of the standing committees, as further described below. The Board and each of the standing committees meet throughout the year on a set schedule and also holds special meetings and acts by written consent from time to time, as appropriate. Board agendas include regularly scheduled executive sessions of the independent directors to meet without the presence of management. The Board has delegated various responsibilities and authority to different committees of the Board, as described below. Members of the Board have access to all of our members of management outside of Board meetings.
Director Independence
Our Board of Directors has determined that each of our current directors, other than Messrs. Holst and Underkoffler, qualifies as “independent” in accordance with the rules of the NYSE American. Because Mr. Holst is our president and chief executive officer and an employee of the Company, he does not qualify as independent. Similarly, because Mr. Underkoffler is our chief technology officer and an employee of the Company, he does not qualify as independent.
The NYSE American independence definition includes a series of objective tests, such as that the director is not an employee of the Company and has not engaged in various types of business dealings with the Company. In addition, as further required by the NYSE American rules, the Board has made a subjective determination as to each independent director that no relationship exists which, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In making these determinations, the directors reviewed and discussed information provided by the directors and the Company with regard to each director’s business and personal activities as they may relate to the

Company and the Company’s management, including each of the matters set forth under “Transactions with Related Persons” below.
Board Committees
The Board has an audit committee, a compensation committee and a nominating committee, and may form special committees as is required from time to time. Each of the committees regularly report on their activities and actions to the full Board. The charters for the audit committee, the compensation committee, and the nominating committee are available on the Company’s website at www.glowpoint.com/investor-relations. The contents of our website are not incorporated by reference into this document for any purpose.
Audit Committee
The audit committee currently consists of James S. Lusk (chair) and Richard Ramlall. Our Board of Directors has determined that all members of the audit committee are “independent” within the meaning of the listing standards of NYSE American and the SEC rules governing audit committees and “financially literate” for purposes of applicable NYSE American listing standards. In addition, our Board of Directors has determined that each of Messrs. Lusk and Ramlall has the accounting and related financial management expertise to satisfy the requirements of an “audit committee financial expert,” as determined pursuant to the rules and regulations of the SEC. The audit committee consults and meets with our independent registered public accounting firm, Chief Financial Officer and accounting personnel, reviews potential conflict of interest situations where appropriate, and reports and makes recommendations to the full Board of Directors regarding such matters. The audit committee met five times during the year ended December 31, 2018.
Please see “Report of the Audit Committee of the Board of Directors” below for additional information regarding the audit committee and the report of its members for the year ended December 31, 2018.
Compensation Committee
Our compensation committee currently consists of Jason Adelman (chair) and James S. Lusk. Each member of the compensation committee meets the applicable independence requirements of the NYSE American. The compensation committee met three times during the year ended December 31, 2018.
The compensation committee is responsible for establishing and administering our executive compensation policies. The role of the compensation committee is to (i) formulate, evaluate and approve compensation of the Company’s directors, executive officers and key employees, (ii) oversee all compensation programs involving the use of the Company’s stock and (iii) produce, if required under applicable securities laws, a report on executive compensation for inclusion in the Company’s proxy statement for its annual meeting of stockholders. The duties and responsibilities of the compensation committee under its charter include:

•	annually reviewing and making recommendations to the Board with respect to compensation of directors, executive officers and key employees of the Company;

•
annually reviewing and approving corporate goals and objectives relevant to Chief Executive Officer compensation, evaluating the Chief Executive Officer’s performance in light of those goals and objectives, and recommending to the Board the Chief Executive Officer’s compensation levels based on this evaluation;

•	reviewing competitive practices and trends to determine the adequacy of the executive compensation program;

•	approving and overseeing compensation programs for executive officers involving the use of the Company’s stock;

•	approving and administering cash incentives for executives, including oversight of achievement of performance objectives, and funding for executive incentive plans;

•	annually performing a self-evaluation on the performance of the compensation committee; and

•	making regular reports to the Board concerning the activities of the compensation committee.
When appropriate, the compensation committee may, in carrying out its responsibilities, form and delegate authority to subcommittees. The Chief Executive Officer plays a role in determining the compensation of our other executive officers by evaluating the performance of those executive officers. The Chief Executive Officer’s evaluations are then reviewed by the compensation committee. This process leads to a recommendation for any changes in salary, bonus terms and equity awards, if any, based on performance, which recommendations are then reviewed and approved by the compensation committee.
Nominating Committee
Our nominating committee currently consists of Jason Adelman (chair) and Richard Ramlall. Each member of the nominating committee meets the independence requirements of the NYSE American. The nominating committee is responsible for assessing the performance of our Board of Directors and making recommendations to our Board regarding nominees for the Board. The nominating committee met two times during the year ended December 31, 2018.
The nominating committee considers qualified candidates to serve as a member of our Board of Directors that are suggested by our stockholders. Nominees recommended by stockholders will be given appropriate consideration and evaluated in the same manner as other nominees. Stockholders can suggest qualified candidates for director by writing to our Corporate Secretary at 999 18th Street, Suite 1350S, Denver, Colorado 80202. Stockholder submissions that are received in accordance with our bylaws and that meet the criteria outlined in the nominating committee charter are forwarded to the members of the nominating committee for review. Stockholder submissions must include the following information:

•	a statement that the writer is our stockholder and is proposing a candidate for our Board of Directors for consideration by the nominating committee;

•	the name of and contact information for the candidate;

•	a statement of the candidate’s business and educational experience;

•	information regarding each of the factors set forth in the nominating committee charter sufficient to enable the nominating committee to evaluate the candidate;

•	a statement detailing any relationship between the candidate and any of our customers, suppliers or competitors;

•	detailed information about any relationship or understanding between the proposing stockholder and the candidate; and

•	a statement that the candidate is willing to be considered and willing to serve as our director if nominated and elected.
In considering potential new directors, the nominating committee will review individuals from various disciplines and backgrounds. Among the qualifications to be considered in the selection of candidates are broad experience in business, finance or administration; familiarity with national and international business matters; familiarity with our industry; and prominence and reputation. While there is no formal policy with regard to consideration of diversity in identifying director nominees, the nominating committee will consider diversity in business experience, professional expertise, gender and ethnic background, along with various other factors when evaluating director nominees. The nominating committee will also consider whether the individual has the time available to devote to the work of our Board of Directors and one or more of its committees.
The nominating committee will also review the activities and associations of each candidate to ensure that there is no legal impediment, conflict of interest or other consideration that might hinder or prevent service on our Board of Directors. In making its selection, the nominating committee will bear in mind that the foremost responsibility of a director of a corporation is to represent the interests of the stockholders as a whole. The nominating committee will periodically review and reassess the adequacy of its charter and propose any changes to the Board of Directors for approval.
Contacting the Board of Directors
Any stockholder who desires to contact our Board of Directors, committees of the Board of Directors and individual directors may do so by writing to: Glowpoint, Inc., 999 18th Street, Suite 1350S, Denver, Colorado 80202, Attention: David Clark, Corporate Secretary. Mr. Clark will direct such communication to the appropriate persons.
Board Leadership Structure and Role in Risk Oversight
Mr. Holst has served as the Company’s President and Chief Executive Officer since January 2013 and has served as the Chairman of the Company’s Board of Directors since the resignation of our former Chairman of the Board, Mr. Patrick Lombardi, in July 2019. Mr. Lombardi served as the Chairman of the Company’s Board of Directors from April 2014 until July 2019.  Mr. Lombardi’s resignation was not a result of any disagreement with the Company regarding any matter relating to its operations, policies or practices.
The Board believes the combined role of Chairman and Chief Executive Officer promotes unified leadership and direction for the Company, which allows for a single, clear focus for management to execute the Company's strategy and business plans. As Chief Executive Officer, the Chairman is best suited to ensure that critical business issues are brought before the Board, which enhances the Board’s ability to develop and implement business strategies.
To ensure a strong and independent Board, as discussed herein, the Board has affirmatively determined that all directors of the Company, other than Messrs. Holst and Underkoffler, are independent within the meaning of the NYSE American listing standards currently in effect. Our Corporate Governance Guidelines provide that non-management directors shall meet in regular executive session without management present, and that Mr. Lusk, who serves as our lead independent director, shall act as the Chairman of such meetings. Additionally, Mr. Lusk actively participates in establishing and setting Board meeting agendas.

The Board has an active role, directly and through its committees, in the oversight of the Company’s risk management efforts. The Board carries out this oversight role through several levels of review. The Board regularly reviews and discusses with members of management information regarding the management of risks inherent in the operation of the Company’s business and the implementation of the Company’s strategic plan, including the Company’s risk mitigation efforts.
Each of the Board’s committees also oversees the management of the Company’s risks that are under each committee’s areas of responsibility. For example, the audit committee oversees management of accounting, auditing, external reporting, internal controls and cash investment risks. The nominating committee oversees and assesses the performance of the Board and makes recommendations to the Board from time to time regarding nominees for the Board. The compensation committee oversees risks arising from compensation practices and policies. While each committee has specific responsibilities for oversight of risk, the Board is regularly informed by each committee about such risks. In this manner the Board is able to coordinate its risk oversight.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
The audit committee is composed of two members. Each member is a director who meets the current independence standards under the applicable SEC and NYSE American rules. The audit committee operates under a written audit committee charter. As described more fully in its charter, the purpose of the audit committee is to assist the Board in its general oversight of the Company’s financial reporting, internal controls and audit functions. Management is responsible for: the preparation, presentation and integrity of Company’s financial statements; accounting and financial reporting principles; internal controls; and procedures designed to reasonably assure compliance with accounting standards, applicable laws and regulations. EisnerAmper LLP (“EisnerAmper”), our independent registered public accounting firm, is responsible for performing an independent audit of the consolidated financial statements in accordance with the Standards of the Public Company Accounting Oversight Board (United States). In accordance with applicable law, the audit committee has ultimate authority and responsibility to select, compensate, evaluate and, when appropriate, replace our independent registered public accounting firm. The audit committee has the authority to engage its own outside advisers, including experts in particular areas of accounting, as it determines appropriate, apart from counsel or advisers hired by management.
The audit committee members need not be professional accountants or auditors, and their functions are not intended to duplicate or to certify the activities of management and EisnerAmper, nor can the audit committee certify that EisnerAmper is “independent” under applicable rules. The audit committee serves a Board-level oversight role, in which it provides advice, counsel and direction to management and EisnerAmper on the basis of the information it receives, discussions with management and EisnerAmper, and the experience of the audit committee’s members in business, financial and accounting matters. Two members of the audit committee have been determined by the Board to meet the qualifications of an “audit committee financial expert” in accordance with SEC rules. Stockholders should understand that this designation is an SEC disclosure requirement related to these directors’ experience and understanding with respect to certain accounting and auditing matters. The designation does not impose on these directors any duties, obligations or liability that are greater than are generally imposed on them as a member of the audit committee and the Board, and their designation as an audit committee financial expert pursuant to this SEC requirement does not affect the duties, obligations or liability of any other member of the audit committee or the Board.
In accordance with law, the audit committee is responsible for establishing procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, including the confidential, anonymous submission by our employees received through established procedures, of concerns regarding questionable accounting or auditing matters. Among other matters, the audit committee monitors the activities and performance of EisnerAmper, including the audit scope, external audit fees, independence matters and the extent to which the firm may be retained to perform non-audit services.
In accordance with audit committee policy and applicable legal requirements, all services to be provided by EisnerAmper are pre-approved by the audit committee. Pre-approval includes audit services, audit-related services, tax services and other services. To avoid certain potential conflicts of interest, the law prohibits a publicly-traded company from obtaining certain non-audit services from EisnerAmper. We obtain these services from other service providers as needed.
The audit committee has reviewed our audited financial statements and met and held discussions with management regarding the audited financial statements. Management has represented to the audit committee that our consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States. The audit committee has discussed with EisnerAmper the matters required to be discussed by the statement on Auditing Standards No. 1301, “Communications with Audit Committees,” as adopted by the Pubic Company Accounting Oversight Board. These discussions have included a review as to the quality, not just the acceptability, of our accounting principles.
The audit committee has received the written disclosures and the letter from EisnerAmper required by applicable requirements of the Pubic Company Accounting Oversight Board regarding EisnerAmper’s communications with the audit committee concerning independence, and the audit committee has discussed with EisnerAmper its independence from management and the Company. The audit committee has also considered the compatibility of non-audit services with EisnerAmper’s independence.
Based on the audit committee’s review and discussions described in this report, the audit committee recommended to the Board of Directors that our audited consolidated financial statements for the year ended December 31, 2018 be included in the Company’s Annual Report on Form 10-K for filing with the SEC.
Respectfully submitted,
James S. Lusk, Chairman
Richard Ramlall

PROPOSAL NO. 2 -- ISSUANCE OF COMMON STOCK UPON CONVERSION OF SERIES D PREFERRED STOCK
Background
On October 1, 2019, we closed our previously announced acquisition of all of the outstanding equity interests of Oblong Industries, Inc., a Delaware corporation (“Oblong”), pursuant to the terms of an Agreement and Plan of Merger (as amended, the “Merger Agreement”), dated September 12, 2019, by and among Glowpoint, Oblong and Glowpoint Merger Sub II, Inc., a Delaware corporation and a wholly owned subsidiary of Glowpoint (“Merger Sub”). Pursuant to the Merger Agreement, among other things, Merger Sub merged with and into Oblong, with Oblong surviving as a wholly owned subsidiary of Glowpoint (the “Merger”). The Merger Agreement was approved by the Board of Directors of each of Glowpoint and Oblong and by Oblong’s stockholders.
At the closing of the Merger (the “Closing”):

•
the common and preferred stock of Oblong issued and outstanding immediately prior to the effective time of the Merger were converted into the right to receive an aggregate of 1,686,659 shares of Glowpoint’s Series D Preferred Stock;

•
all options to purchase shares of Oblong’s common stock (“Oblong Options”) held by previously terminated employees of Oblong were assumed by Glowpoint and will be deemed, in the aggregate, to constitute options to acquire a total of 107,845 shares of Glowpoint’s Common Stock at a volume weighted average exercise price of $4.92 per share; and

•
all Oblong Options (whether or not vested) held by current employees of Oblong were cancelled and exchanged for an aggregate of 49,967 restricted shares of Glowpoint’s Series D Preferred Stock, which are subject to vesting over a two-year period following Closing (“Restricted Series D Preferred Stock”).

Pursuant to the Certificate of Designations for the Series D Preferred Stock (the “Series D Certificate”), each share of Series D Preferred Stock is automatically convertible upon the occurrence of both (i) approval of the conversion of the Series D Preferred Stock by the holders of more than 50.0% of the issued and outstanding shares of Glowpoint’s Common Stock, Series A-2 Preferred Stock and Series C Preferred Stock, voting together as a single class on an as-converted basis, present in person or by proxy, at a duly called and held meeting of Glowpoint’s stockholders; and (ii) receipt of all required authorizations and approvals from the NYSE American (or any such other exchange upon which Glowpoint’s securities are then listed for trading) for the listing of the Common Stock underlying the Series D Preferred Stock and the continued listing of Glowpoint after the conversion of the Series D Preferred Stock, into a number of shares of Glowpoint’s Common Stock equal to the accrued value of the share, which is initially $28.50, plus any accrued dividends thereon (the “Accrued Value”), divided by the Conversion Price, which is initially $2.85 per share, subject to specified adjustments (the “Conversion Price”).
As a result of this "double-trigger" conversion provision in the Series D Certificate, even if our stockholders approve the conversion of the Series D Preferred Stock at the Annual Meeting, such stock will remain outstanding until the Company is able to file an application with the NYSE American for the listing of the underlying Common Stock and of the combined company on such exchange following the Oblong Merger, and this application is approved by the exchange. If the Company were to file this application with the NYSE American and the exchange determined that the combined company did not meet the exchange's requirements for listing at such time, it could result in the delisting of Glowpoint from the exchange. As a result, while we intend to file this application with the NYSE American, we are not required to do so by any certain date and, in order to maintain Glowpoint's continued listing on the exchange, we do not intend to file the application until it is reasonably certain in the opinion of the Company's management that the combined company will meet the exchange's requirements for listing. For example, Glowpoint does not currently meet the minimum share price requirement and may not meet the market value of public float requirement, and therefore Glowpoint does not intend to file the application with the exchange immediately following the Annual Meeting. Furthermore, even if we do file the application, there can be no assurance that the combined company will in fact meet the requirements for the NYSE American to approve such application at such time. Therefore, there can be no assurance that the second condition to the conversion of the Series D Preferred Stock will occur at any given point following the Annual Meeting, or at all.

Based on the initial Conversion Price, the 1,736,626 aggregate of (i) issued and outstanding and (ii) restricted shares, of Series D Preferred Stock, are initially convertible into an aggregate of 17,366,260 shares of Common Stock. The 49,967 shares of Restricted Series D Preferred Stock included in this total will remain subject to their vesting conditions following their conversion into 499,670 shares of Common Stock.
Under the terms of the Merger Agreement, we agreed to use commercially reasonable efforts to call and hold a meeting of our stockholders to obtain the requisite approval for the conversion of the Series D Preferred Stock into shares of Common Stock, as required by:

•
Section 713(a)(ii) of the NYSE American Company Guide, which requires stockholder approval prior to the NYSE American’s approval of an application to list additional shares resulting from a sale, issuance, or potential issuance by an issuer of common stock (or securities convertible into common stock) equal to 20% or more of the presently outstanding shares of stock for less than the greater of book or market value of the stock; or

•
Section 713(b) of the NYSE American Company Guide, which requires stockholder approval prior to the NYSE American’s approval of an application to list additional shares resulting from an issuance or potential issuance of additional shares that will result in a change of control of the issuer, including, but not limited to, those issuances that constitute a Reverse Merger as specified in Section 341 of the NYSE American Company Guide.

Section 341 of the NYSE American Company Guide defines a “Reverse Merger” as a transaction or series of transactions whereby a listed issuer combines with, or into, an entity not listed on the NYSE American, resulting in a change of control of the listed issuer and potentially allowing such unlisted entity to obtain an exchange listing. As a result of the foregoing, you are being asked to approve the issuance of the shares of Common Stock issuable upon conversion of the Series D Preferred Stock because the issuance of such shares (i) would exceed 19.99% of the voting power and number of shares of Common Stock outstanding immediately prior to the Merger; and (ii) may be deemed to result in a change of control of the Company under the applicable NYSE American rules. See “--Effects of Approving the Conversion” below for a discussion of the shares of Common Stock to be owned by the current holders of shares of Series D Preferred Stock following the conversion.
As a result, we are seeking stockholder approval for the issuance of (i) 16,866,590 shares of Common Stock upon the conversion of 1,686,659 issued and outstanding shares of Series D Preferred Stock and (ii) 499,670 restricted shares of Common Stock upon the conversion of 49,967 shares of Restricted Series D Preferred Stock, in order to comply with Rules 341 and 713 under the NYSE American Company Guide. Shares of the Company’s Common Stock do not have any preemptive rights.

Rationale for Conversion of Series D Preferred Stock
The Company’s Board of Directors has determined that stockholder approval of this Proposal No. 2 is of particular importance to the future of the Company in order to simplify the Company’s capital structure and better position the Company to seek additional equity and/or debt financing opportunities in the future. As a result, the Company’s Board of Directors has recommended that you vote “FOR” this Proposal No. 3. For additional information regarding the effect of stockholders’ failure to approve this Proposal No. 2, please see “--Effects of Failure to Approve the Conversion” below.
Effects of Approving the Conversion
Generally. If our stockholders vote to approve this Proposal No. 2, the conversion of issued and outstanding shares of Series D Preferred Stock into shares of Glowpoint’s Common Stock will occur automatically following receipt of all required authorizations and approvals from the NYSE American (or any such other exchange upon which Glowpoint’s securities are then listed for trading) for the listing of the Common Stock underlying the Series D Preferred Stock and the continued listing of Glowpoint after the conversion of the Series D Preferred Stock. The conversion of the Series D Preferred Stock will not require any further approval by us, our common or preferred stockholders, or the holders of the Series D Preferred Stock. The shares of Series D Preferred Stock that are converted into shares of Common Stock will revert to the status of authorized but unissued and undesignated shares of preferred stock.
Occurrence of a Change of Control. The issuance of shares of the Company’s Common Stock upon the conversion of the Series D Preferred Stock as set forth herein may be deemed to result in a change of control of our Company, including under the NYSE American Company Guide. Notwithstanding the above, the Company does not expect to incur any payments under any of its outstanding employment agreements as a result of any such change of control.
Upon the conversion, in addition to any other holdings they may have, the former holders of the Series D Preferred Stock and Series E Preferred Stock will, in the aggregate, hold approximately 77.5% of our Common Stock outstanding, equaling 77.5% of the voting power of such stock, in each case based on the number of shares of Common Stock outstanding as of November 8, 2019, and assuming conversion of the Series A-2 Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock. No stockholder will hold more than 50.0% of our Common Stock following this conversion. However, following this conversion, one stockholder will hold more than 30.0% of our Common Stock. This stockholder is an affiliate of Foundry Group, and will hold approximately 31.0% of our Common Stock, equaling approximately 31.0% of the voting power of such stock.
Dilutive Effect on Current Common Stockholders. The Common Stock issued in the conversion would dilute the percentage ownership of the holders of Common Stock currently outstanding, and the resale of these shares could have an adverse effect on the trading price of our Common Stock. The shares issued to the former Oblong equity holders in connection with the Merger were issued in a transaction intended to be exempt from registration under the Securities Act of 1933, as amended (the "Securities Act"). Therefore, those shares are not currently freely tradeable under the federal securities laws. However, in connection with Glowpoint’s October 2019 Financing described under Proposal No. 3 below, Glowpoint provided the purchasers in such financing, including affiliates of Foundry Group, Greenspring Associates and Morgan Stanley, with certain rights to require Glowpoint to file and maintain the effectiveness of a registration statement with respect to the re-sale of Common Stock underlying such purchasers’ shares of Series D and Series E Preferred Stock. In addition, shares of Common Stock underlying shares of Series D Preferred Stock held by other former Oblong equity holders will become tradeable upon the expiration of the holding period under Rule 144 promulgated under the Securities Act, subject to and in accordance with any restrictions set forth in Rule 144.

Effects of Failure to Approve the Conversion
If our stockholders do not approve this Proposal No. 2, the Series D Preferred Stock will remain outstanding in accordance with its terms. The terms of the Series D Preferred Stock, which are set forth in the Series D Certificate, are briefly summarized under “--Background” above and below:
Dividends. Pursuant to the terms of the Series D Certificate, each share of Series D Preferred Stock is entitled to receive an annual dividend equal to 6.0% of its then-existing Accrued Value per annum, commencing on the first anniversary of the issuance of the Series D Preferred Stock. Prior to the first anniversary of the issuance of the Series D Preferred Stock no dividends will accrue on such stock. Dividends are cumulative and accrue daily in arrears. If Glowpoint's Board of Directors does not declare any applicable dividend payment in cash, the Accrued Value of the Series D Preferred Stock will be increased by the amount of such dividend payment.
Liquidation. Upon Glowpoint’s liquidation, the holders of Series D Preferred Stock are entitled to receive in cash out of the assets of Glowpoint, after payment of the liquidation preference for any outstanding shares of senior preferred stock (including Glowpoint’s outstanding Series A-2 preferred stock and Series C preferred Stock), but before any amount is paid to the holders of any of shares of junior stock and pari passu with any parity stock then outstanding, an amount per share equal to the greater of (1) the then-existing Accrued Value of such shares and (2) the amount per share such holder would receive if its shares of Series D Preferred Stock had been converted into Common stock immediately prior to the date of such payment.
Voting. Except as required by law or the Company Charter, including certain protective provisions set forth in the Series D Certificate, holders of Series D Preferred Stock have no voting rights with respect to such shares. Protective provisions included in the Series D Certificate require, for so long as at least twenty percent (20%) of the shares of Series D Preferred Stock issued by the Company are outstanding, the vote or written consent of the holders of a majority of the then-outstanding shares of Series D Preferred Stock, voting together as a single class, for the Company to take the following actions:

•	the liquidation, dissolution, or winding-up of the business and affairs of the Company, or the Company’s consent to any of the foregoing;

•
the amendment, altering or repeal of any provision of the Company Charter or the Company’s bylaws or the Series D Certificate in any manner that adversely affects the powers, preferences or rights of the Series D Preferred Stock;

•	creating, or authorizing the creation of, or issuance or obligation of the Company to issue shares of, any additional class or series of the Company’s capital stock, other than Common Stock;

•
(i) the reclassification, altering or amendment of any existing security of the Company that is pari passu with the Series D Preferred Stock in respect of the distribution of assets on the liquidation, dissolution or winding up of the Company, the payment of dividends or rights of redemption, if such reclassification, alteration or amendment would render such other security senior to the Series D Preferred Stock in respect of any such right, preference, or privilege, or (ii) the reclassification, altering or amendment of any existing security of the Company that is junior to the Series D Preferred Stock in respect of the distribution of assets on the liquidation, dissolution or winding up of the Company, the payment of dividends or rights of redemption, if such reclassification, alteration or amendment would render such other security senior to or pari passu with the Series D Preferred Stock in respect of any such right, preference or privilege;

•	taking or approving any of the foregoing actions with respect to a subsidiary of the Company; or

•
authorizing, creating or issuing any debt security, or permitting any subsidiary to take any such action with respect to any debt security, if the aggregate indebtedness of the Company and its subsidiaries for borrowed money following such action, in excess of the amount outstanding or available for borrowing under the Company’s loan agreement with Silicon Valley Bank, would exceed $500,000.

Interests of Certain Persons in the Transaction
On September 12, 2019, in connection with the execution of the Merger Agreement, Oblong entered into a Voting and Support Agreement with each of Peter Holst, Jason Adelman, James Lusk, Richard Ramlall and David Clark, each of whom is an officer and/or director of Glowpoint (collectively, the “Support Agreements”). Each Support Agreement requires, subject to the terms and conditions thereof, that the stockholder subject thereto vote or cause to be voted all Glowpoint voting capital stock owned by such stockholder in favor of, among other things, this Proposal No. 2; provided, however, that the Support Agreements do not limit or restrict any stockholder party thereto from (i) taking actions (or failing to take actions) in his or her capacity as a director or officer, or (ii) exercising his or her fiduciary duties as a director or officer. The shares of Glowpoint capital stock owned by each of Peter Holst, Jason Adelman, James Lusk, Richard Ramlall and David Clark are set forth under “Security Ownership of Certain Beneficial Owners and Management” and none of such persons own shares of Series D Preferred Stock. The interests of our Board of Directors and executive officers may differ from the interests of our other stockholders.
On October 1, 2019, in connection with the Closing of the Merger, John Underkoffler, the former Chief Executive Officer of Oblong, was appointed as a member of Glowpoint’s Board and as Glowpoint’s Chief Technology Officer. Mr. Underkoffler received 102,403 shares of Series D Preferred Stock in the Merger in exchange for 6,000,000 shares of Oblong’s common stock held by Mr. Underkoffler at the effective time of the Merger.
Vote Required For Approval
To be approved by the stockholders, this item must receive the “FOR” vote of a majority of the total number of votes of our capital stock represented in person or by proxy and entitled to vote at the Annual Meeting, voting as a single class. You may vote “FOR,” “AGAINST” or “ABSTAIN” on this proposal. To be approved, the shares voted “FOR” this proposal must exceed the number voted “AGAINST” this proposal. A properly executed proxy marked “ABSTAIN” will not be voted, although it will be counted as present and entitled to vote for purposes of the proposal. Accordingly, an abstention will have the effect of a vote against the proposal. Broker non-votes, if any, are not counted as votes cast and will have no effect on the outcome of this proposal.
Board Recommendation
THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” PROPOSAL NO. 2, TO APPROVE THE ISSUANCE BY THE COMPANY OF UP TO 17,366,260 SHARES OF COMMON STOCK UPON CONVERSION OF THE COMPANY’S SERIES D PREFERRED STOCK.

PROPOSAL NO. 3 -- ISSUANCE OF COMMON STOCK UPON CONVERSION OF SERIES E PREFERRED STOCK
Background
On October 1, 2019, as previously announced, Glowpoint entered into a Series E Preferred Stock Purchase Agreement (the “Purchase Agreement”) with the accredited investors party thereto, who, prior to the Closing of the Merger, were stockholders of Oblong (the “Purchasers”), relating to the offer and sale by Glowpoint in a private placement (the “October 2019 Financing”) of up to 131,579 shares of its Series E Preferred Stock at a price of $28.50 per share. At an initial closing on October 1, 2019, Glowpoint sold, and the Purchasers purchased, 88,070 shares of Financing Preferred Stock for gross proceeds of approximately $2.51 million. Glowpoint did not pay any commissions or discounts in connection with the October 2019 Financing, and expects to use the net proceeds from the initial closing for general corporate purposes, which may include product development, sales and marketing, and/or general administrative expenses.
Pursuant to the Certificate of Designations for the Series E Preferred Stock (the “Series E Certificate”), 175,000 shares of preferred stock were designated as Series E Preferred Stock. Each share of Series E Preferred Stock issued by the Company is automatically convertible upon the occurrence of both (i) approval of the conversion of the Series E Preferred Stock by the holders of more than 50.0% of the issued and outstanding shares of Glowpoint’s Common Stock, Series A-2 Preferred Stock and Series C Preferred Stock, voting together as a single class on an as-converted basis, present in person or by proxy, at a duly called and held meeting of Glowpoint’s stockholders; and (ii) receipt of all required authorizations and approvals from the NYSE American (or any such other exchange upon which Glowpoint’s securities are then listed for trading) for the listing of the Common Stock underlying the Series E Preferred Stock and the continued listing of Glowpoint after the conversion of the Series E Preferred Stock, into a number of shares of Glowpoint’s Common Stock equal to the accrued value of the share, which is initially $28.50, plus any accrued dividends thereon (the “Accrued Value”), divided by the Conversion Price, which is initially $2.85 per share, subject to specified adjustments (the “Conversion Price”).
As a result of this "double-trigger" conversion provision in the Series E Certificate, even if our stockholders approve the conversion of the Series E Preferred Stock at the Annual Meeting, such stock will remain outstanding until the Company is able to file an application with the NYSE American for the listing of the underlying Common Stock and of the combined company on such exchange following the Oblong Merger, and this application is approved by the exchange. If the Company were to file this application with the NYSE American and the exchange determined that the combined company did not meet the exchange's requirements for listing at such time, it could result in the delisting of Glowpoint from the exchange. As a result, while we intend to file this application with the NYSE American, we are not required to do so by any certain date and, in order to maintain Glowpoint's continued listing on the exchange, we do not intend to file the application until it is reasonably certain in the opinion of the Company's management that the combined company will meet the exchange's requirements for listing. For example, Glowpoint does not currently meet the minimum share price requirement and may not meet the market value of public float requirement, and therefore Glowpoint does not intend to file the application with the exchange immediately following the Annual Meeting. Furthermore, even if we do file the application, there can be no assurance that the combined company will in fact meet the requirements for the NYSE American to approve such application at such time. Therefore, there can be no assurance that the second condition to the conversion of the Series E Preferred Stock will occur at any given point following the Annual Meeting, or at all.

Based on the initial Conversion Price, the 88,070 issued and outstanding shares of Series E Preferred Stock are initially convertible into 880,700 shares of Common Stock. In addition, if any additional shares of Series E Preferred Stock are issued and sold by the Company, such shares would be automatically convertible on the terms set forth above. As a result, in addition to the 880,700 shares of Common Stock issuable upon the conversion of issued and outstanding shares of Preferred Stock, Glowpoint may, under the Series E Certificate, issue and sell 86,930 additional shares of Series E Preferred Stock, which would be automatically convertible into an additional 869,300 shares of Common Stock.

Pursuant to this Proposal No. 3, the Company is seeking the requisite approval for the conversion of the Series E Preferred Stock into shares of Common Stock, as required by:

•
Section 713(a)(ii) of the NYSE American Company Guide, which requires stockholder approval prior to the NYSE American’s approval of an application to list additional shares resulting from a sale, issuance, or potential issuance by an issuer of common stock (or securities convertible into common stock) equal to 20% or more of the presently outstanding shares of stock for less than the greater of book or market value of the stock; or

•
Section 713(b) of the NYSE American Company Guide, which requires stockholder approval prior to the NYSE American’s approval of an application to list additional shares resulting from an issuance or potential issuance of additional shares that will result in a change of control of the issuer, including, but not limited to, those issuances that constitute a Reverse Merger as specified in Section 341 of the NYSE American Company Guide.

Section 341 of the NYSE American Company Guide defines a “Reverse Merger” as a transaction or series of transactions whereby a listed issuer combines with, or into, an entity not listed on the NYSE American, resulting in a change of control of the listed issuer and potentially allowing such unlisted entity to obtain an exchange listing. As a result of the foregoing, you are being asked to approve the issuance of the shares of Common Stock issuable upon conversion of the Series E Preferred Stock because the issuance of such shares, together with the issuance of shares upon conversion of the Series D Preferred Stock, (i) would exceed 19.99% of the voting power and number of shares of Common Stock outstanding immediately prior to the Merger; and (ii) may be deemed to result in a change of control of the Company under the applicable NYSE American rules. See “--Effects of Approving the Conversion” below for a discussion of the shares of Common Stock to be owned by the current holders of shares of Series E Preferred Stock following the conversion.
As a result, we are seeking stockholder approval for the issuance of (i) an aggregate of 880,700 shares of Common Stock upon the conversion of 88,070 issued and outstanding shares of Series E Preferred Stock and (ii) up to a maximum of 869,300 additional shares of Common Stock upon the conversion of up to 86,930 shares of Series E Preferred Stock which may be issued by Glowpoint in the future, in order to comply with Rules 341 and 713 under the NYSE American Company Guide. Shares of the Company’s Common Stock do not have any preemption rights.
Rationale for Conversion of Series D Preferred Stock
The Company’s Board of Directors has determined that stockholder approval of this Proposal No. 3 is of particular importance to the future of the Company in order to simplify the Company’s capital structure and better position the Company to seek additional equity and/or debt financing opportunities in the future. As a result, the Company’s Board of Directors has recommended that you vote “FOR” this Proposal No. 3. For additional information regarding the effect of stockholders’ failure to approve this Proposal No. 3, please see “--Effects of Failure to Approve the Conversion” below.
Effects of Approving the Conversion
Generally. If our stockholders vote to approve this Proposal No. 3, the conversion of issued and outstanding shares of Series E Preferred Stock into shares of Glowpoint’s Common Stock will occur automatically following receipt of all required authorizations and approvals from the NYSE American (or any such other exchange upon which Glowpoint’s securities are then listed for trading) for the listing of the Common Stock underlying the Series E Preferred Stock and the continued listing of Glowpoint after the conversion of the Series E Preferred Stock. The conversion of the Series E Preferred Stock will not require any further approval by us, our common or preferred stockholders, or the holders of the Series E Preferred Stock. The shares of Series E Preferred Stock that are converted into shares of Common Stock will revert to the status of authorized but unissued and undesignated shares of preferred stock.
Occurrence of Change of Control. The issuance of shares of the Company’s Common Stock upon the conversion of the Series E Preferred Stock as set forth herein may be deemed to result in a change of control of our Company, including under the NYSE American Company Guide. Notwithstanding the above, the Company does not expect to incur any payments under any of its outstanding employment agreements as a result of any such change of control.
Upon the conversion, in addition to any other holdings they may have, the former holders of the Series E Preferred Stock and Series D Preferred Stock will, in the aggregate, hold approximately 77.5% of our Common Stock outstanding, equaling 77.5% of the voting power of such stock, in each case based on the number of shares of Common Stock outstanding as of November 8, 2019, and assuming conversion of the Series A-2 Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock. No stockholder will hold more than 50.0% of our Common Stock following the conversion. However, following the conversion, one stockholder, will hold more than 30.0% of our Common Stock. This stockholder is an affiliate of Foundry Group, and will hold approximately 31.0% of our Common Stock, equaling approximately 31.0% of the voting power of such stock.
Dilutive Effect on Current Common Stockholders. The Common Stock issued in the conversion would dilute the percentage ownership of the holders of Common Stock currently outstanding, and the resale of these shares could have an adverse effect on the trading price of our Common Stock. The shares issued to purchasers in the Series E Financing were issued in a transaction intended to be exempt from registration under the Securities Act of 1933, as amended (the "Securities Act"). Therefore, those shares are not currently freely tradeable under the federal securities laws. However, in connection with the October 2019 Financing, Glowpoint provided the purchasers in such financing, including affiliates of Foundry Group, Greenspring Associates and Morgan Stanley, with certain rights to require Glowpoint to file and maintain the effectiveness of a registration statement with respect to the re-sale of Common Stock underlying such purchasers’ shares of Series D and Series E Preferred Stock.

Effects of Failure to Approve the Conversion
If our stockholders do not approve this Proposal No. 3, the Series E Preferred Stock will remain outstanding in accordance with its terms. The terms of the Series E Preferred Stock, which are set forth in the Series E Certificate, are briefly summarized under “--Background” above and below:
Dividends. Pursuant to the terms of the Series E Certificate, each share of Series E Preferred Stock is entitled to receive an annual dividend equal to 6.0% of its then-existing Accrued Value per annum, commencing on the first anniversary of the issuance of the Series E Preferred Stock. Prior to the first anniversary of the issuance of the Series E Preferred Stock no dividends will accrue on such stock. Dividends are cumulative and accrue daily in arrears. If Glowpoint's Board of Directors does not declare any applicable dividend payment in cash, the Accrued Value of the Series D Preferred Stock will be increased by the amount of such dividend payment.
Liquidation. Upon Glowpoint’s liquidation, the holders of Series E Preferred Stock are entitled to receive in cash out of the assets of Glowpoint, after payment of the liquidation preference for any outstanding shares of senior preferred stock (including Glowpoint’s outstanding Series A-2 preferred stock, Series C preferred Stock and Series D Preferred Stock), but before any amount is paid to the holders of any of shares of junior stock and pari passu with any parity stock then outstanding, an amount per share equal to the greater of (1) the then-existing Accrued Value of such shares and (2) the amount per share such holder would receive if its shares of Series D Preferred Stock had been converted into Common stock immediately prior to the date of such payment.
Voting. Except as required by law or the Company Charter, including certain protective provisions set forth in the Series E Certificate, holders of Series E Preferred Stock have no voting rights with respect to such shares. Protective provisions included in the Series E Certificate require, for so long as at least twenty percent (20%) of the shares of Series E Preferred Stock issued by the Company are outstanding, the vote or written consent of the holders of a majority of the then-outstanding shares of Series E Preferred Stock, voting together as a single class, for the Company to take the following actions:

•	the liquidation, dissolution, or winding-up of the business and affairs of the Company, or the Company’s consent to any of the foregoing;

•
the amendment, altering or repeal of any provision of the Company Charter or the Company’s bylaws or the Series E Certificate in any manner that adversely affects the powers, preferences or rights of the Series E Preferred Stock;

•	creating, or authorizing the creation of, or issuance or obligation of the Company to issue shares of, any additional class or series of the Company’s capital stock, other than Common Stock;

•
(i) the reclassification, altering or amendment of any existing security of the Company that is pari passu with the Series E Preferred Stock in respect of the distribution of assets on the liquidation, dissolution or winding up of the Company, the payment of dividends or rights of redemption, if such reclassification, alteration or amendment would render such other security senior to the Series E Preferred Stock in respect of any such right, preference, or privilege, or (ii) the reclassification, altering or amendment of any existing security of the Company that is junior to the Series E Preferred Stock in respect of the distribution of assets on the liquidation, dissolution or winding up of the Company, the payment of dividends or rights of redemption, if such reclassification, alteration or amendment would render such other security senior to or pari passu with the Series E Preferred Stock in respect of any such right, preference or privilege;

•	taking or approving any of the foregoing actions with respect to a subsidiary of the Company; or

•
authorizing, creating or issuing any debt security, or permitting any subsidiary to take any such action with respect to any debt security, if the aggregate indebtedness of the Company and its subsidiaries for borrowed money following such action, in excess of the amount outstanding or available for borrowing under the Company’s loan agreement with Silicon Valley Bank, would exceed $500,000.

Vote Required For Approval
To be approved by the stockholders, this item must receive the “FOR” vote of a majority of the total number of votes of our capital stock represented in person or by proxy and entitled to vote at the Annual Meeting, voting as a single class. You may vote “FOR,” “AGAINST” or “ABSTAIN” on this proposal. To be approved, the shares voted “FOR” this proposal must exceed the number voted “AGAINST” this proposal. A properly executed proxy marked “ABSTAIN” will not be voted, although it will be counted as present and entitled to vote for purposes of the proposal. Accordingly, an abstention will have the effect of a vote against the proposal. Broker non-votes, if any, are not counted as votes cast and will have no effect on the outcome of this proposal.
Board Recommendation
THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” PROPOSAL NO. 3, TO APPROVE THE ISSUANCE BY THE COMPANY OF UP TO 1,750,000 SHARES OF COMMON STOCK UPON CONVERSION OF THE COMPANY’S SERIES E PREFERRED STOCK.

PROPOSAL NO. 4 -- AMENDMENT TO COMPANY CHARTER TO EFFECT A REVERSE STOCK SPLIT
General
At the Annual Meeting, Glowpoint’s stockholders will be asked to approve an amendment to Article FOURTH of the Company Charter (the “Reverse Stock Split Amendment”) to effect a reverse stock split of Glowpoint’s issued and outstanding shares of Common Stock by a ratio of 1-for-2, 1-for-3, 1-for-4, or 1-for-5 (the “Reverse Stock Split”), with the final ratio to be selected by Glowpoint’s Board of Directors. A vote “FOR” Proposal No. 4 will constitute approval of the Reverse Stock Split Amendment and will grant Glowpoint’s Board of Directors the authority to determine whether to implement the Reverse Stock Split and to select the Reverse Stock Split ratio out of the range approved by the Company’s stockholders. The Board expects to authorize the consummation of the Reverse Stock Split only if and to the extent necessary to meet the listing requirements of the NYSE American, as further discussed under “--Purpose” below. Upon the effectiveness of the Reverse Stock Split (the “split effective time”), the issued and outstanding shares of Glowpoint’s Common Stock immediately prior to the split effective time will be reclassified into a smaller number of shares based on the Reverse Stock Split ratio selected by the Board.
The Reverse Stock Split, as more fully described below, will not change the number of authorized shares of Common Stock or preferred stock, or the par value of Glowpoint’s Common Stock or preferred stock.
The description in this Proxy Statement of the proposed Reverse Stock Split Amendment is qualified in its entirety by reference to, and should be read in conjunction with, the full text of the Form of Amendment to the Company Charter attached to this Proxy Statement as Appendix A.
Purpose
The purpose of the Reverse Stock Split is generally to increase the per share trading value of the Common Stock. Glowpoint’s Common Stock is listed on the NYSE American under the symbol “GLOW.” According to NYSE American rules, if a listed issuer engages in a transaction or series of transactions whereby the listed issuer combines with, or into, an entity not listed on the NYSE American, resulting in a change of control of the listed issuer and potentially allowing such unlisted entity to obtain a listing on the NYSE American, the listed issuer will be eligible for continued listing on the NYSE American only if the post-transaction issuer (the combined company) meets the exchange’s standards for initial listing.
As a result of the foregoing, in connection with the conversion of the Series D Preferred Stock (issued by Glowpoint in the Merger) and Series E Preferred Stock (issued by Glowpoint in the October 2019 Financing) into shares of the Company’s Common Stock following approval by Glowpoint’s stockholders of Proposals No. 2 and 3, respectively, in this proxy statement, Glowpoint intends to file an initial listing application with the NYSE American to seek approval for the initial listing of the combined organization on the NYSE American. Further, because the NYSE American’s standards for initial listing will require the combined organization to have, among other things, either a $2.00 or $3.00 per share minimum bid price (depending on the Company’s market capitalization), the Reverse Stock Split may be necessary in order to maintain Glowpoint’s listing on the NYSE American.
Principal Effects of the Reverse Stock Split
Effect on Proportionate Ownership. The Reverse Stock Split will be effected simultaneously for all outstanding shares of Common Stock. The Reverse Stock Split will affect all of Glowpoint’s stockholders uniformly and will not affect any stockholder’s percentage ownership interest in Glowpoint, except to the extent that the Reverse Stock Split results in any of Glowpoint’s stockholders owning a fractional share, since any resulting fractional share will be rounded up to a whole share. Shares of Glowpoint’s Common Stock issued pursuant to the Reverse Stock Split will remain fully paid and nonassessable. The Reverse Stock Split does not affect the total proportionate ownership of Glowpoint following the conversion of the Series D and Series E Preferred Stock into shares of the Company’s Common Stock. The Reverse Stock Split will not affect Glowpoint continuing to be subject to the periodic reporting requirements of the Exchange Act.
Effect on Outstanding Options, Stock Option and Equity Incentive Plans and Warrants. In addition, proportionate adjustments will be made to the per share exercise price and/or the number of shares issuable upon the exercise or conversion of all outstanding options and other convertible or exchangeable securities (including the Series A-2 Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock) entitling the holders thereof to purchase, exchange for, or convert into, shares of Common Stock, which will result in approximately the same aggregate price being required to be paid for such options and restricted stock awards and units upon exercise immediately preceding the Reverse Stock Split. The number of shares reserved for issuance or pursuant to the securities or plans described in the immediately preceding sentence will be reduced proportionately.
Effect on Voting Rights. Proportionate voting rights of the holders of the Company’s common stock and convertible preferred stock will not be affected by the reverse stock split, regardless of the reverse stock split ratio selected by the Board, except to the extent that the reverse stock split results in any of the Company’s stockholders owning a fractional share, since any resulting fractional share will be rounded up to a whole share. For example, a holder of 1.0% of the voting power of the outstanding shares of the Company’s common stock immediately prior to the effective time of the reverse stock split would continue to hold 1.0% of the voting power of the outstanding shares of common stock after the reverse stock split, regardless of the reverse stock split ratio selected by the Board, subject to the de minimis effect of any fractional share being rounded up to a whole share.
Further, with respect to the Company’s issued and outstanding shares of convertible preferred stock specifically, as noted above, effective simultaneously with the reverse stock split, proportionate adjustments will be made to the per share exercise price and/or the number of shares issuable upon conversion of all outstanding convertible securities, including the Series A-2 Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock of the Company. As a result, because the Company’s issued and outstanding Series A-2 Preferred Stock and Series C Preferred Stock votes with our common stock on an as-converted basis, the proportional adjustment to the conversion price of these securities will mean that the Series A-2 Preferred Stock and Series C Preferred Stock will have a different number of votes following the effective time of the reverse stock split. However, the proportionate voting interest held by the holders of the Series A-2 Preferred Stock and Series C Preferred Stock, respectively, will not change and, as a result, will not cause voting dilution to the holders of the Company’s common stock as a result of the reverse stock split. Shares of the Company’s Series D Preferred Stock and Series E Preferred Stock do not vote on an as-converted basis with shares of the Company’s common stock except as required by applicable law. However, as noted above, proportionate adjustments will also be made to the per share exercise price and/or the number of shares issuable upon conversion of these securities and, therefore, voting dilution will not result to the holders of the Company’s common stock as a result of the reverse stock split.

Assuming Reverse Stock Split ratios of 1-for-2, 1-for-3, 1-for-4, and 1-for-5, the following table sets forth (i) the number of shares of our Common Stock that would be issued and outstanding and (ii) the number of shares of our Common Stock that would be reserved for issuance pursuant to outstanding warrants, options, preferred stock and restricted stock units and under our equity incentive plan, each giving effect to the Reverse Stock Split and the conversion of the Series D Preferred Stock and Series E Preferred Stock, and based on securities outstanding as of November 8, 2019.

	Number of Shares Before Reverse Stock Split	Reverse Stock Split Ratio of 1-for-2	Reverse Stock Split Ratio of 1-for-3	Reverse Stock Split Ratio of 1-for-4	Reverse Stock Split Ratio of 1-for-5
Number of Shares of Common Stock Issued and Outstanding	23,057,101	11,528,551	7,685,700	5,764,275	4,611,420
Number of Shares of Common Stock Reserved for Issuance	2,047,593	1,023,797	682,531	511,898	409,519

If this Proposal No. 4 is approved and our Board of Directors elects to effect the Reverse Stock Split, the number of outstanding shares of Common Stock will be reduced in proportion to the ratio of the split chosen by our Board of Directors and the number of authorized shares of Common Stock will be proportionally decreased.
Additionally, if this Proposal No. 4 is approved and our Board of Directors elects to effect the Reverse Stock Split, we would communicate to the public, prior to the effective date of the stock split, additional details regarding the reverse split, including the specific ratio selected by our Board of Directors.
After the Effective Time, the Common Stock will have a new CUSIP number, which is a number used to identify the Company’s equity securities, and stock certificates with the older CUSIP number will need to be exchanged for stock certificates with the new CUSIP number by following the procedures described below.
After the Effective Time, the Company will continue to be subject to periodic reporting and other requirements of the Exchange Act. The Common Stock will continue to be listed on the NYSE American under the symbol “GLOW.”
Our directors and executive officers have no substantial interests, directly or indirectly, in the matters set forth in this Proposal No. 4, except to the extent of their ownership in shares of our Common Stock and securities convertible or exercisable for Common Stock.
Certain Risks Associated with the Reverse Stock Split
If the Reverse Stock Split is effected and the market price of the Common Stock declines, the percentage decline may be greater than would occur in the absence of a Reverse Stock Split. We expect that the market price of the Common Stock will, however, also be based on performance and other factors, which are unrelated to the number of shares outstanding.

•	There can be no assurance that the Reverse Stock Split will result in any particular price for the Common Stock. As a result, the trading liquidity of the Common Stock may not necessarily improve.

•
There can be no assurance that the market price per share of the Common Stock after a Reverse Stock Split will increase in proportion to the reduction in the number of shares of the Common Stock outstanding before the Reverse Stock Split. Accordingly, the total market capitalization of the Common Stock after the Reverse Stock Split may be lower than the total market capitalization before the Reverse Stock Split. Moreover, in the future, the market price of the Common Stock following the Reverse Stock Split may not exceed or remain higher than the market price prior to the Reverse Stock Split.

•
Because the number of issued and outstanding shares of Common Stock would decrease as result of the Reverse Stock Split, the number of authorized but unissued shares of Common Stock will increase on a relative basis. If the Company issues additional shares of Common Stock, then the ownership interest of the Company’s current stockholders would be diluted, possibly substantially.

•
There are certain agreements, plans and proposals that may have material anti-takeover consequences. The proportion of unissued authorized shares to issued shares could, under certain circumstances, have an anti-takeover effect. For example, the issuance of a large block of Common Stock could dilute the stock ownership of a person seeking to effect a change in the composition of the Board or contemplating a tender offer or other transaction for the combination of the Company with another company.

•
The Reverse Stock Split may result in some stockholders owning “odd lots” of less than 100 shares of Common Stock. Odd lot shares may be more difficult to sell, and brokerage commissions and other costs of transactions in odd lots are generally somewhat higher than the costs of transactions in “round lots” of even multiples of 100 shares.

The Board intends to effect the Reverse Stock Split only if it believes that a decrease in the number of shares is likely to improve the trading price of the Common Stock to the extent necessary to meet the listing requirements of the NYSE American and if the implementation of the Reverse Stock Split is determined by the Board to be in the best interests of the Company and its stockholders. The Board does not expect to implement a Reverse Stock Split if Glowpoint can otherwise meet the listing requirements of the NYSE American.
Procedure for Effecting the Reverse Stock Split and Exchange of Stock Certificates
If Glowpoint’s stockholders approve the Reverse Stock Split, and implementing the Reverse Stock Split is necessary to meet the listing requirements of the NYSE American and if its Board of Directors still believes that a Reverse Stock Split is in the best interests of Glowpoint, the Glowpoint Board of Directors will determine and fix the Reverse Stock Split ratio out of the range approved by Glowpoint’s stockholders and the split effective time. Glowpoint’s Board of Directors may delay effecting, or choose not to pursue, the Reverse Stock Split in its discretion without resoliciting stockholder approval.
Beneficial Owners of Book Entry Shares of Common Stock. Upon the implementation of the Reverse Stock Split, we intend to treat shares held by stockholders in “street name” (i.e., through a bank, broker, custodian or other nominee), in the same manner as registered stockholders whose shares are registered in their names. Banks, brokers, custodians or other nominees will be instructed to effect the Reverse Stock Split for their beneficial holders holding our Common Stock in street name. However, these banks, brokers, custodians or other nominees may have different procedures than registered stockholders for processing the

Reverse Stock Split and making payment for fractional shares. If a stockholder holds shares of our Common Stock with a bank, broker, custodian or other nominee and has any questions in this regard, stockholders are encouraged to contact their bank, broker, custodian or other nominee.
Registered Holders of Book Entry Shares of Common Stock. Certain of our registered holders of Common Stock hold some or all of their shares electronically in book-entry form with our transfer agent, American Stock Transfer & Trust Company, LLC. These stockholders do not hold physical stock certificates evidencing their ownership of our Common Stock. However, they are provided with a statement reflecting the number of shares of our Common Stock registered in their accounts. If a stockholder holds registered shares in book-entry form with our transfer agent, no action needs to be taken to receive post-Reverse Stock Split shares. If a stockholder is entitled to post-Reverse Stock Split shares, a transaction statement will automatically be sent to the stockholder’s address of record indicating the number of shares of our Common Stock held following the Reverse Stock Split.
Registered Holders of Certificated Shares of Common Stock. Stockholders of record at the time of the Reverse Stock Split who hold shares of Common Stock in certificated form will be sent a transmittal letter by the Company’s transfer agent, American Stock Transfer & Trust Company, LLC, after the split effective time that will contain the necessary materials and instructions on how a stockholder should surrender his, her or its certificates, if any, representing shares of our Common Stock to the transfer agent.
Fractional Shares
No fractional shares will be issued in connection with the Reverse Stock Split. Stockholders of record who otherwise would be entitled to receive fractional shares because they hold a number of pre-split shares not evenly divisible by the number of pre-split shares for which each post-split share is to be reclassified, will be entitled, upon surrender to the transfer agent of certificates representing such shares, to be issued such additional fraction of a share as is necessary to increase the fractional share to a full share.
No Appraisal Rights
Under the Delaware General Corporation Law, stockholders are not entitled to appraisal rights with respect to the Reverse Stock Split, and the Company will not independently provide stockholders with any such right.
Accounting Matters
The Reverse Stock Split will not affect the par value of a share of the Common Stock. As a result, as of the split effective time, the stated capital attributable to Common Stock on the Company’s balance sheet will be reduced proportionately based on the Reverse Stock Split ratio (including a retroactive adjustment of prior periods), and the additional paid-in capital account will be credited with the amount by which the stated capital is reduced. Reported per share net income or loss will be higher because there will be fewer shares of Common Stock outstanding.
Potential Anti-Takeover Effect
Although the increased proportion of unissued authorized shares to issued shares could, under certain circumstances, have an anti-takeover effect, for example, by permitting issuances that would dilute the stock ownership of a person seeking to effect a change in the composition of Glowpoint’s Board of Directors or contemplating a tender offer or other transaction for the combination of Glowpoint with another company, the Reverse Stock Split proposal is not being proposed in response to any effort of which Glowpoint is aware to accumulate shares of Glowpoint’s Common Stock or obtain control of Glowpoint, nor is it part of a plan by management to recommend a series of similar amendments to Glowpoint’s Board of Directors and stockholders. Other than the proposals being submitted to Glowpoint’s stockholders for their consideration at the Annual Meeting, Glowpoint’s Board of Directors does not currently contemplate recommending the adoption of any other actions that could be construed to affect the ability of third parties to take over or change control of Glowpoint.
Material U.S. Federal Income Tax Consequences of the Reverse Stock Split
The following is a general discussion of the U.S. federal income tax consequences of the Reverse Stock Split to U.S. holders of Glowpoint’s Common Stock. For purposes of this discussion, the term “U.S. holder” means a beneficial owner of common shares that is for U.S. federal income tax purposes (i) an individual citizen or resident of the United States, (ii) a corporation, or entity treated as a corporation for U.S. federal income tax purposes, organized in or under the laws of the United States or any state thereof or the District of Columbia, (iii) a trust if (a) a court within the United States is able to exercise primary supervision over the administration of the trust and one or more U.S. persons have the authority to control all substantial decisions of the trust or (b) such trust has made a valid election to be treated as a U.S. person for U.S. federal income tax purposes or (iv) an estate, the income of which is includible in gross income for U.S. federal income tax purposes regardless of its source. The following discussion is based upon the Code, the U.S. Treasury regulations promulgated thereunder and judicial and administrative authorities, rulings and decisions, all as in effect as of the date of this proxy statement. These authorities may change, possibly with retroactive effect, and any such change could affect the accuracy of the statements and conclusions set forth in this discussion. This discussion is not a complete description of all of the tax consequences of the Reverse Stock Split and, in particular, does not address any tax consequences arising under the laws of any state, local or foreign jurisdiction, or under any U.S. federal laws other than those pertaining to the income tax.
The following discussion applies only to U.S. holders of Glowpoint common shares who hold such shares as a capital asset within the meaning of Section 1221 of the Code (generally, property held for investment). Further, this discussion does not purport to consider all aspects of U.S. federal income taxation that might be relevant to U.S. holders in light of their particular circumstances and does not apply to U.S. holders subject to special treatment under the U.S. federal income tax laws (such as, for example, dealers or brokers in securities, commodities or foreign currencies; traders in securities that elect to apply a mark-to-market method of accounting; banks and certain other financial institutions; insurance companies; mutual funds; tax-exempt organizations; holders subject to the alternative minimum tax provisions of the Code; partnerships, S corporations or other pass-through entities, regulated investment companies, real estate investment trusts, controlled foreign corporations, passive foreign investment companies, or investors in any of the foregoing; holders whose functional currency is not the U.S. dollar; holders of Glowpoint equity awards, including Glowpoint restricted stock, options, stock appreciation rights, and other forms of compensation; holders who hold Glowpoint common shares as part of a hedge, straddle, constructive sale or conversion transaction or other integrated investment; holders who acquire Glowpoint common shares pursuant to the exercise of employee stock options, through a tax qualified retirement plan or otherwise as compensation; and holders who actually or constructively own more than 5% of the Glowpoint common shares).
If an entity or arrangement treated as a partnership for U.S. federal income tax purposes holds Glowpoint common shares, the tax treatment of a partner in such partnership generally will depend on the status of the partner and the activities of the partnership. Any entity treated as a partnership for U.S. federal income tax purposes that holds Glowpoint common shares, and any partners in such partnership, should consult their own independent tax advisors regarding the tax consequences of the Reverse Stock Split to them under their specific circumstances.

Determining the actual tax consequences of the Reverse Stock Split to you may be complex and will depend on your specific situation and on factors that are not within the parties’ control. You should consult your own independent tax advisor as to the specific tax consequences of the Reverse Stock Split in your particular circumstances, including the applicability and effect of the alternative minimum tax and any state, local, foreign and other tax laws and of changes in those laws.
Consequences of the Reverse Stock Split Generally to U.S. Holders of Glowpoint Shares
The Reverse Stock Split should constitute a “recapitalization” for U.S. federal income tax purposes. Accordingly, a Glowpoint U.S. Holder generally should not recognize gain or loss upon the Reverse Stock Split, except possibly to the extent a Glowpoint U.S. Holder receives a whole share of Glowpoint’s Common Stock in lieu of a fractional share, as discussed below. A Glowpoint U.S. Holder’s aggregate tax basis in the shares of Glowpoint’s Common Stock received pursuant to the Reverse Stock Split should equal the aggregate tax basis of the shares of Glowpoint’s Common Stock surrendered (increased by any income or gain recognized on receipt of a whole share in lieu of a fractional share), and such U.S. Holder’s holding period in the shares of Glowpoint’s Common Stock received should include the holding period in the shares of Glowpoint’s Common Stock surrendered. Treasury Regulations provide detailed rules for allocating the tax basis and holding period of the shares of Glowpoint’s Common Stock surrendered to the shares of Glowpoint’s Common Stock received pursuant to the Reverse Stock Split. Holders of shares of Glowpoint’s Common Stock acquired on different dates and at different prices should consult their tax advisors regarding the allocation of the tax basis and holding period of such shares.
The treatment of fractional shares of Glowpoint’s Common Stock being rounded up to the next whole share is uncertain, and a Glowpoint U.S. Holder that receives a whole share of Glowpoint’s Common Stock in lieu of a fractional share of Glowpoint’s Common Stock may possibly recognize gain, which may be characterized as either capital gain or as a dividend, in an amount not to exceed the excess of the fair market value of such whole share over the fair market value of the fractional share to which the U.S. Holder was otherwise entitled. Glowpoint U.S. Holders should consult their tax advisors regarding the U.S. federal income tax and other tax consequences of fractional shares being rounded to the next whole share.
Vote Required For Approval
To be approved by the stockholders, this item must receive the “FOR” vote of a majority of the total number of votes of our capital stock represented in person or by proxy and entitled to vote at the Annual Meeting, voting as a single class. You may vote “FOR,” “AGAINST” or “ABSTAIN” on this proposal. To be approved, the shares voted “FOR” this proposal must exceed the number voted “AGAINST” this proposal. A properly executed proxy marked “ABSTAIN” will not be voted, although it will be counted as present and entitled to vote for purposes of the proposal. Accordingly, an abstention will have the effect of a vote against the proposal. On this proposal, brokers will have discretionary authority to vote in the absence of timely instructions from their customers. As a result, we do not expect any broker non-votes to occur with respect to this proposal. However, any broker non-votes will have the same effect as a vote against this proposal.
Board Recommendation
THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” PROPOSAL NO. 4, TO AMEND THE COMPANY CHARTER TO EFFECT A REVERSE STOCK SPLIT OF THE COMPANY’S ISSUED AND OUTSTANDING SHARES OF COMMON STOCK BY A RATIO OF 1-FOR-2, 1-FOR-3, 1-FOR-4, OR 1-FOR-5.

PROPOSAL NO. 5 -- GLOWPOINT, INC. 2019 EQUITY INCENTIVE PLAN
Overview of the 2019 Plan
On November 11, 2019, the Glowpoint Board adopted, subject to stockholder approval, the 2019 Plan, an omnibus equity incentive plan pursuant to which Glowpoint may grant equity and cash incentive awards to certain key service providers of Glowpoint and its subsidiaries.
The 2019 Plan will replace the Glowpoint, Inc. 2014 Equity Incentive Plan (the “Prior Plan”), which was adopted by Glowpoint’s Board of Directors on April 22, 2014, and subsequently approved by Glowpoint’s stockholders. Following approval of the 2019 Plan, Glowpoint will terminate the Prior Plan and no longer make grants under the Prior Plan; however, any outstanding equity awards granted under the Prior Plan will continue to be governed by the terms of the Prior Plan. As of the date of this proxy statement, 421,000 shares of Glowpoint’s Common Stock remained available for issuance under the Prior Plan. If stockholders approve this proposal, the share pool for new grants under the 2019 Plan will be the sum of (i) 2,600,000 shares of Glowpoint's Common Stock (or 866,667 shares of Glowpoint’s Common Stock after giving effect to Glowpoint's Reverse Stock Split, assuming a one-for-three ratio) and (ii) the shares of Glowpoint's Common Stock remaining available for issuance under the Prior Plan.
Rationale for the 2019 Plan
Glowpoint’s Board of Directors and its compensation committee believe that long-term performance is achieved through an ownership culture that encourages such long-term performance by Glowpoint’s employees, directors and consultants through the use of stock and stock-based awards. The 2019 Plan was established to provide Glowpoint’s employees, directors and consultants with incentives to help align their interests with the interests of its stockholders.
Glowpoint’s Board of Directors and its compensation committee believe that approval of the 2019 Plan is in the best interests of Glowpoint and its stockholders because it will enable the combined organization and its Board of Directors to:

•	encourage selected salaried employees to acquire a proprietary interest in Glowpoint’s growth and performance;

•	generate an increased incentive to contribute to Glowpoint’s future success and prosperity, thereby enhancing its value; and

•	enhance Glowpoint’s ability to attract and retain exceptionally qualified individuals upon whom its sustained progress, growth and profitability depends.
Description of the 2019 Plan
Set forth below is a summary of the 2019 Plan, but this summary is qualified in its entirety by reference to the full text of the 2019 Plan, a copy of which is included as Appendix B to this proxy statement.
Purpose
The purpose of the 2019 Plan is to enhance long-term profitability and stockholder value by offering Common Stock and Common Stock-based and other performance incentives to those employees, directors and consultants who are key to Glowpoint’s growth and success. Glowpoint also views the 2019 Plan as a vehicle to attract and retain experienced employees and to align employees’ economic incentives with those of its stockholders.

Administration of the 2019 Plan
The 2019 Plan may be administered by Glowpoint’s Board of Directors, its compensation committee or a similar committee comprised of at least two non-employee directors (in each case, the “Administrator”). The Administrator has exclusive authority to grant awards under the 2019 Plan and to make all interpretations and determinations affecting the 2019 Plan. The Administrator will have the discretion to determine the individuals to whom awards are granted, the amount of each award, any applicable vesting schedule and other terms of any award.
Eligible Participants
Participation in the 2019 Plan is limited to Glowpoint’s employees, consultants, advisors, independent contractors and directors.
Number of Shares Available for Issuance
The maximum number of shares of Glowpoint's Common Stock initially reserved and available for issuance under the 2019 Plan is equal to the sum of (i) 2,600,000 shares Glowpoint’s Common Stock (or 866,667 shares of Glowpoint’s Common Stock after giving effect to Glowpoint's Reverse Stock Split, assuming a one-for-three ratio) and (ii) the shares of Glowpoint's Common Stock remaining available for issuance under the Prior Plan, all of which are available for issuance pursuant to incentive stock options under Section 422 of the Code or as other type of awards.
Based solely on the closing price of Glowpoint’s Common Stock as reported by the NYSE American on November 8, 2019, the maximum aggregate market value of the Common Stock that could potentially be issued under the 2019 Plan, excluding any shares attributable to the Prior Plan, is $2,808,000.
If any stock award under either the 2019 Plan or the Prior Plan expires or otherwise terminates, in whole or in part, without having been exercised in full (or vested in the case of restricted stock or restricted stock units), the stock not acquired under such stock award reverts to and again becomes available for issuance under the 2019 Plan. If any Common Stock acquired pursuant to the exercise of a stock option awarded under either the 2019 Plan or the Prior Plan for any reason is repurchased by Glowpoint under a share repurchase option provided under the 2019 Plan, the stock repurchased under such repurchase option will revert to again become available for issuance under the 2019 Plan. The foregoing notwithstanding, Common Stock which is withheld from an award to pay the exercise price with respect to such award or to pay a participant’s tax obligations with respect to an award shall not again be available for issuance under the 2019 Plan.
Maximum Awards to Non-Employee Directors
The maximum aggregate number of shares of Glowpoint’s Common Stock subject to awards granted to non-employee members of Glowpoint’s Board of Directors in any one calendar year may not exceed 250,000 shares (or 83,333 shares of Common Stock after giving effect to Glowpoint’s Reverse Stock Split, assuming a one-for-three ratio).
Change in Control Provisions
The 2019 Plan provides that Glowpoint may, in its sole discretion, accelerate the timing of the exercise or vesting provisions of any award in the event of (i) the adoption of a plan of merger or consolidation under which a majority of the shares of Glowpoint’s Common Stock would be converted into or exercised for cash or securities of any other corporation or entity, or (ii) a sale or exchange of all or any portion of Glowpoint’s assets or equity securities.

Alternatively, Glowpoint may, in its sole discretion and without the consent of participants, provide for one or more of the following in the event of any merger, consolidation, recapitalization, sale of all or any portion of the Glowpoint’s assets or capital stock, including, but not limited to, a “going-private” transaction: (i) the assumption of the 2019 Plan and outstanding awards by the surviving entity; (ii) the substitution by the surviving entity of awards with substantially the same terms for such outstanding awards; (iii) notice to the holders of vested and exercisable stock options and stock appreciation rights of their ability to exercise such vested and exercisable awards prior to the transaction, followed by the cancellation of all unexercised awards (whether or not then vested and exercisable); (iv) settlement of the intrinsic value of outstanding vested awards in cash or cash equivalents or equity followed by the cancellation of all such awards (whether or not then vested or exercisable); and (v) cancellation of all unvested or unexercisable awards. However, in the event that awards are either assumed or substituted, the awards will continue to vest or become exercisable pursuant to the terms of the original award, except to the extent such terms are otherwise rendered inoperative.
Adjustments for Stock Dividends, Stock Splits, Etc.
The 2019 Plan requires the Administrator to make appropriate adjustments to the number of shares of Glowpoint’s Common Stock that are subject to the 2019 Plan, to certain limits in the 2019 Plan and to any outstanding awards to reflect stock dividends, stock splits, extraordinary cash dividends and similar events. The Administrator will make necessary adjustments to the available shares of Glowpoint’s Common Stock reserved for issuance under the 2019 Plan in connection with the Reverse Stock Split, if approved by stockholders.
Amendment to the 2019 Plan and Awards
Glowpoint’s Board of Directors at any time, and from time to time, may amend the 2019 Plan. However, no amendment will be effective unless approved by Glowpoint’s stockholders to the extent stockholder approval is necessary to satisfy the requirements of the Code, any federal or state law or regulation or any securities exchange listing requirements. Further, no award under the 2019 Plan may be amended or cancelled for the purpose of repricing, replacing or regranting such award with an exercise price that is less than the exercise price of the original award unless otherwise approved by stockholders.
Termination of the 2019 Plan
Glowpoint’s Board of Directors or stockholders may terminate the 2019 Plan at any time. Unless sooner terminated, the 2019 Plan currently terminates on November 11, 2029. No stock awards may be granted under the 2019 Plan after it is terminated.
Types of Awards
Stock Options
A stock option is the right to purchase shares of Glowpoint’s Common Stock at a fixed exercise price for a fixed period of time. The 2019 Plan permits the granting of (1) options to purchase Common Stock intended to qualify as incentive stock options under Section 422 of the Code and (2) options that do not so qualify. Stock options granted under the 2019 Plan will be non-statutory stock options if they fail to qualify as incentive stock options or exceed the annual limit on incentive stock options. Incentive stock options may only be granted to employees of Glowpoint and its subsidiaries. Non-statutory stock options may be granted to any persons eligible to receive incentive stock options and to non-employee directors and consultants. The Administrator determines the exercise price and additional terms of stock options; provided, however, that no stock option shall vest or become exercisable within one year from the date of grant, except as otherwise set forth in the applicable award agreement. The option exercise price of each option will be determined by the Administrator but may not be less than 100% of the fair market value of Glowpoint’s Common Stock on the date of grant. Fair market value for this purpose will be the last reported closing sales price of the shares of Glowpoint’s Common Stock on the NYSE American on the valuation date, or, if none, the closing sales price on the most recent trade date immediately prior to the valuation date. The exercise price of a stock option may not be reduced after the date of the stock option grant, other than to appropriately reflect changes in Glowpoint’s capital structure.
The term of each stock option will be fixed by the Administrator and may not exceed ten years from the date of grant. The Administrator will determine at what time or times each stock option may be exercised. Stock options may be made exercisable in installments and the exercisability of options may be accelerated by the Administrator. Upon exercise of stock options, the option exercise price must be paid in full in such form as the Administrator will provide (or as permitted by Section 422 of the Code in the case of incentive stock options).
To qualify as incentive stock options, stock options must meet additional federal tax requirements, including a $100,000 limit on the value of shares subject to incentive stock options that first become exercisable by a participant in any one calendar year.
Restricted Stock and Restricted Stock Units
The Administrator has the authority to grant awards of restricted stock and restricted stock unit pursuant to the terms of an award agreement. Each award agreement will be in such form and will contain such terms and conditions as the Administrator will deem appropriate. These conditions and restrictions may include the achievement of certain performance goals and/or continued employment with Glowpoint through a specified restricted period; provided, that the vesting period applicable to any award of restricted stock or restricted stock units may not be less than one year, except as otherwise set forth in the applicable award agreement. During the vesting period, awards of restricted stock and restricted stock units may be credited with dividend equivalent rights, but dividend equivalents payable with respect to awards with vesting tied to the attainment of performance criteria shall not be paid unless and until such performance conditions are attained.
Performance Awards
These awards may be denominated in either cash or shares, and are subject to the achievement of performance goals set over performance periods, as established by the Administrator.
Other Awards
In addition, the 2019 Plan provides for awards in the form of stock appreciation rights, dividend equivalents, other stock-based awards and cash awards.
New Plan Benefits
Because the grant of awards under the 2019 Plan is within the discretion of the Administrator, Glowpoint cannot determine the dollar value or number of shares of Glowpoint’s Common Stock that will in the future be received by or allocated to any participant in the 2019 Plan. Accordingly, in lieu of providing information regarding benefits that will be received under the 2019 Plan, the following table provides information concerning the benefits that were received by the following persons and groups during 2018: each named executive officer; all current executive officers, as a group; all current directors who are not executive officers, as a group; and all employees who are not executive officers, as a group.

Name and Position	Number of Awards Granted (1)	Dollar Value (2)
Peter Holst Director, Chief Executive Officer and President	264,650	$463,000
David Clark Chief Financial Officer, Treasurer and Secretary	70,412	$138,000
Executive Officers as a Group (total of 2)	335,062	$601,000(3)
Non-Executive Directors as a Group (total of 4)	20,000	$40,000(3)
Non-Executive Employees as a Group (total of 20)	132,754	$228,000(3)

(1)
Represents number of shares of Glowpoint’s Common Stock subject to restricted stock units granted from January 1, 2018 through December 31, 2018, retroactively adjusted to give effect to the Company’s one-for-10 reverse stock split in April 2019. No stock options or restricted stock awards were granted during 2018 to any of Glowpoint's directors, executive officers or non-executive employees.

(2)
The valuation of stock awards is based on the grant date fair value computed in accordance with FASB ASC Topic 718. For a discussion of the assumptions used in calculating these values, refer to note 11 of Glowpoint’s consolidated financial statements in its Annual Report on Form 10-K for the year ended December 31, 2018, as filed with the SEC.

(3)	Represents the aggregate grant date fair value for the group.
Federal Income Tax Consequences of Awards
The following is general summary as of the date of this proxy statement of the federal income tax consequences to Glowpoint and to U.S. participants for awards granted under the 2019 Plan. The summary does not purport to be legal or tax advice. The federal tax laws may change and the federal, state and local tax consequences for any participant will depend upon his or her individual circumstances. Tax consequences for any particular individual may be different.
Incentive Stock Options
For federal income tax purposes, the holder of an incentive stock option receives no taxable income at the time of the grant or exercise of the incentive stock option. If such person retains the Common Stock for a period equal to the longer of at least two years after the option is granted and one year after the option is exercised, any gain upon the subsequent sale of the Common Stock will be taxed as a long-term capital gain. A participant who disposes of shares acquired by exercise of an incentive stock option prior to the expiration of two years after the option is granted or one year after the option is exercised will realize ordinary income in the year of disposition equal to the difference between the exercise price and fair market value of the share on the exercise date (or, if less, the excess of the amount realized on the disposition of the shares over the exercise price). If the amount realized on the disposition of the Common Stock is greater than the Common Stock's fair market value on the date of exercise and the capital gain holding period has been satisfied, the excess of the gain will be subject to long-term capital gain treatment. Notwithstanding the foregoing, the difference between the option exercise price and the fair market value of the shares on the exercise date of an incentive stock option is an adjustment in computing the holder's alternative minimum taxable income and may be subject to an alternative minimum tax which is paid if such tax exceeds the regular tax for the year.
Non-Statutory Stock Options
A participant who receives a non-statutory stock option with an exercise price not less than the fair market value of the stock on the grant date generally will not realize taxable income on the grant of such option, but will realize ordinary income at the time of exercise of the option equal to the difference between the option exercise price and the fair market value of the shares on the date of exercise. Any additional gain or loss recognized upon any later disposition of shares would be capital gain or loss. Any taxable income recognized in connection with an option exercise by an employee or former employee of the company is subject to tax withholding by Glowpoint.
Stock-Based Grants
There are generally no immediate tax consequences of receiving an award of restricted stock units under the 2019 Plan. A participant who is awarded restricted stock units will generally be required to recognize ordinary income in an amount equal to the fair market value of shares issued to such participant at the end of the restriction period or, if later, the payment date, subject to the requirements of Section 409A of the Code.
Stock Awards
A restricted stock award is subject to a substantial risk of forfeiture within the meaning of Section 83 of the Code to the extent the award will be forfeited in the event that the participant ceases to provide services to Glowpoint. As a result of this substantial risk of forfeiture, the participant will not recognize ordinary income at the time of award. Instead, the participant will recognize ordinary income on the dates when the stock is no longer subject to a substantial risk of forfeiture, or when the stock becomes transferable, if earlier. The participant’s ordinary income is measured as the difference between the amount paid for the stock, if any, and the fair market value of the stock on the date the stock is no longer subject to forfeiture.
The participant may accelerate his or her recognition of ordinary income, if any, and begin his or her capital gains holding period by timely filing an election pursuant to Section 83(b) of the Code with respect to a restricted stock award. In such event, the ordinary income recognized, if any, is measured as the difference between the amount paid for the stock, if any, and the fair market value of the stock on the date of award, and the capital gain holding period commences on such date. The ordinary income recognized by an employee or former employee will be subject to tax withholding by Glowpoint.
Section 409A
Section 409A of the Code provides that non-qualified deferred compensation arrangements must meet certain requirements to avoid additional income taxes for those deferring compensation, including providing that distributions must be made on or following the occurrence of certain events (e.g., the individual’s separation from service, a predetermined date, or the individual’s death). Awards granted under the 2019 Plan are intended to comply with or be exempt from the requirements of Section 409A; however, Glowpoint makes no representations or warranties to that effect.
Vote Required For Approval
To be approved by the stockholders, this item must receive the “FOR” vote of a majority of the total number of votes of our capital stock represented in person or by proxy and entitled to vote at the Annual Meeting, voting as a single class. You may vote “FOR,” “AGAINST” or “ABSTAIN” on this proposal. To be approved, the shares voted “FOR” this proposal must exceed the number voted “AGAINST” this proposal. A properly executed proxy marked “ABSTAIN” will not be voted, although it will be counted as present and entitled to vote for purposes of the proposal. Accordingly, an abstention will have the effect of a vote against the proposal. Broker non-votes, if any, are not counted as votes cast and will have no effect on the outcome of this proposal.
Board Recommendation
THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” PROPOSAL NO. 5, TO APPROVE THE ADOPTION OF THE GLOWPOINT, INC. 2019 EQUITY INCENTIVE PLAN.

PROPOSAL NO. 6 -- RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The audit committee, composed entirely of independent, non-employee members of the Board of Directors, has appointed the firm of EisnerAmper LLP (“EisnerAmper”) as the independent registered public accounting firm to audit the consolidated financial statements of the Company and its subsidiaries for the fiscal year ending December 31, 2019 and is asking the stockholders for ratification of the appointment.  If the stockholders do not approve the selection of EisnerAmper, the audit committee will reconsider the appointment, but may conclude that it is in the best interests of the Company to retain EisnerAmper for the current fiscal year. Even if the appointment is ratified, the audit committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if the audit committee determines that such a change would be in the best interests of the Company.
As our independent registered public accounting firm, EisnerAmper would audit our consolidated financial statements for the fiscal year ending December 31, 2019, review the related interim quarters, and perform audit-related services and consultation in connection with various accounting and financial reporting matters. EisnerAmper may also perform certain non-audit services for our Company. The audit committee has determined that the provision of the services provided by EisnerAmper as set forth herein are compatible with maintaining EisnerAmper’s independence and the prohibitions on performing non-audit services set forth in the Sarbanes-Oxley Act and relevant SEC rules.
Representatives of EisnerAmper are not expected to be present at the Annual Meeting, but will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.
Audit Fees
EisnerAmper, our principal accountant, billed us approximately $191,200 for professional services for the audit of our annual consolidated financial statements for the 2018 fiscal year and the reviews of the consolidated financial statements included in our quarterly reports on Form 10-Q for the 2018 fiscal year. EisnerAmper billed us $221,200 for professional services for the audit of our annual consolidated financial statements for the 2017 fiscal year and the reviews of the consolidated financial statements included in our quarterly reports on Form 10-Q for the 2017 fiscal year.
Audit-Related Fees
EisnerAmper billed us $16,640 in the 2018 fiscal year for certain due diligence services related to the Company’s review of strategic opportunities. EisnerAmper did not bill us in 2017 for any professional services rendered for audit-related items.
Tax Fees
EisnerAmper did not bill us in the 2018 and 2017 fiscal years for any professional services rendered for tax compliance, tax advice or tax planning.
All Other Fees
EisnerAmper did not bill us in the 2018 and 2017 fiscal years for any other products or services other than the audit and audit-related fees described above.

Audit Committee Pre-Approval Policy
The audit committee is required to pre-approve the engagement of EisnerAmper to perform audit and other services for the Company. Our procedures for the pre-approval by the audit committee of all services provided by EisnerAmper comply with SEC regulations regarding pre-approval of services. Services subject to these SEC requirements include audit services, audit-related services, tax services and other services. The audit engagement is specifically approved, and the auditors are retained by the audit committee. The audit committee also has adopted policies and procedures for pre-approving all non-audit work performed by EisnerAmper. In accordance with audit committee policy and the requirements of law, all services provided by EisnerAmper in the 2018 and 2017 fiscal years were pre-approved by the audit committee and all services to be provided by EisnerAmper will be pre-approved. Pre-approval includes audit services, audit-related services, tax services and other services. To avoid certain potential conflicts of interest, the law prohibits a publicly traded company from obtaining certain non-audit services from its auditing firm. We obtain these services from other service providers as needed.
Vote Required For Approval
To be approved by the stockholders, this item must receive the “FOR” vote of a majority of the total number of votes of our capital stock represented in person or by proxy and entitled to vote at the Annual Meeting, voting as a single class. You may vote “FOR,” “AGAINST” or “ABSTAIN” on this proposal. To be approved, the shares voted “FOR” this proposal must exceed the number voted “AGAINST” this proposal. A properly executed proxy marked “ABSTAIN” will not be voted, although it will be counted as present and entitled to vote for purposes of the proposal. Accordingly, an abstention will have the effect of a vote against the proposal. On this proposal, brokers will have discretionary authority to vote in the absence of timely instructions from their customers. As a result, we do not expect any broker non-votes to occur with respect to this proposal. However, any broker non-votes will have the same effect as a vote against this proposal.
Board Recommendation
THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” PROPOSAL NO. 6, TO RATIFY THE SELECTION OF EISNERAMPER LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2019.

PROPOSAL NO. 7 -- ADVISORY APPROVAL OF HOW FREQUENTLY THE COMPANY SHOULD CONDUCT AN ADVISORY VOTE ON THE COMPENSATION OF ITS NAMED EXECUTIVE OFFICERS
General
We are seeking a vote, on a non-binding advisory basis, regarding the frequency of the advisory vote on the compensation of our named executive officers as disclosed pursuant to the executive compensation disclosure rules of the SEC. Stockholders may vote to approve holding an advisory vote on the compensation of the Company’s named executive officers every one, two or three years.
After careful consideration, our Board recommends that the advisory vote to approve named executive officer compensation occur once every three years.
When voting on this advisory vote on the frequency of the advisory vote on the compensation of our named executive officers, stockholders should understand that they are not voting “for” or “against” the recommendation of our Board to hold the advisory vote once every three years. Rather, stockholders will have the option to choose whether to approve holding future advisory votes on the compensation of our named executive officers every one, two or three years, or to abstain entirely from voting on the matter. The option that receives the most votes from stockholders will be considered by our Board as the stockholder's recommendation as to the frequency of future stockholder advisory votes on the compensation of the our named executive officers. However, the outcome of this vote on the frequency of future stockholder advisory votes on the compensation of our named executive officers is advisory and will not be binding. Accordingly, our Board may choose to hold the advisory vote on the compensation of our named executive officers on a more or less frequent basis than the option recommended by stockholders. Nevertheless, our Board will review and consider the outcome of this vote when making its determination as to the frequency of future advisory stockholder votes on the compensation of our named executive officers.
The frequency option (“ONE,” “TWO,” or “THREE” years) receiving a majority of the votes cast will be the option selected by the stockholders. Unless otherwise instructed on the proxy, properly executed proxies will be voted in favor of holding future advisory votes regarding executive compensation once every THREE years.
Vote Required For Approval
Pursuant to this non-binding advisory vote on the frequency of future non-binding advisory votes on named executive officer compensation, stockholders will be able to specify one of four choices for this proposal on the proxy card or voting instruction: ONE YEAR, TWO YEARS, THREE YEARS, or ABSTAIN. The option receiving the vote of a plurality of the shares present in person or represented by proxy at the Annual Meeting will be considered by the Board as the preference of Glowpoint's stockholders, on a non-binding, advisory basis. A properly executed proxy marked “ABSTAIN” will not be voted and will have no effect on the outcome of this proposal. Accordingly, an abstention will have the effect of a vote against the proposal. Broker non-votes, if any, are not counted as votes cast and will have no effect on the outcome of this proposal.
Board Recommendation
THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR “THREE” YEARS AS THE FREQUENCY WITH WHICH AN ADVISORY VOTE OCCURS ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.

PROPOSAL NO. 8 -- ADJOURNMENT OF ANNUAL MEETING
General
The Annual Meeting may be adjourned to another time or place, if necessary to solicit additional proxies if there are insufficient votes at the time of the Annual Meeting to approve any of Proposals 1, 2, 3, 4, 5, or 6.
If, at the Annual Meeting, the number of votes represented by shares of Glowpoint capital stock present or represented by proxy and voting in favor of any of Proposals 1, 2, 3, 4, 5, or 6 is insufficient to approve any such proposal, Glowpoint intends to move to adjourn the Annual Meeting in order to enable the Glowpoint Board to solicit additional proxies for approval of such proposal. In that event, Glowpoint will ask its stockholders to vote only upon the adjournment proposal, and not upon any other proposal.
In this proposal, Glowpoint is asking Glowpoint stockholders to authorize the proxy holders, and each of them individually, to adjourn the Annual Meeting to another time and place for the purpose of soliciting additional proxies. If the Glowpoint stockholders approve the adjournment proposal, Glowpoint could adjourn the Annual Meeting and use the additional time to solicit additional proxies, including the solicitation of proxies from Glowpoint stockholders who have previously voted.
Vote Required For Approval
To be approved by the stockholders, this item must receive the “FOR” vote of a majority of the total number of votes of our capital stock represented in person or by proxy and entitled to vote at the Annual Meeting, voting as a single class. You may vote “FOR,” “AGAINST” or “ABSTAIN” on this proposal. To be approved, the shares voted “FOR” this proposal must exceed the number voted “AGAINST” this proposal. A properly executed proxy marked “ABSTAIN” will not be voted, although it will be counted as present and entitled to vote for purposes of the proposal. Accordingly, an abstention will have the effect of a vote against the proposal. On this proposal, brokers will have discretionary authority to vote in the absence of timely instructions from their customers. As a result, we do not expect any broker non-votes to occur with respect to this proposal. However, any broker non-votes will have the same effect as a vote against this proposal.
Board Recommendation
THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” PROPOSAL NO. 8, TO APPROVE THE ADJOURNMENT OF THE ANNUAL MEETING, IF NECESSARY TO SOLICIT ADDITIONAL PROXIES IF THERE ARE NOT SUFFICIENT VOTES TO APPROVE ANY OF PROPOSALS NO. 1, 2, 3, 4, 5, OR 6 AT THE TIME OF THE ANNUAL MEETING.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth information regarding the beneficial ownership of our capital stock as of November 8, 2019 by each of the following:

•
each person (or group within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) known by us to own beneficially more than 5% of any class of our voting securities;

•	the named executive officers set forth in the Summary Compensation Table under “Executive Compensation” below;

•	each of our former and current directors serving during 2019 and director nominees; and

•	all of our directors and executive officers as a group.
The amounts and percentages in the table below are based on shares issued and outstanding as of November 8, 2019, including (i) 5,140,500 shares of Common Stock, (ii) 31.6 shares of Series A-2 Preferred Stock (10,978 shares of Common Stock on an as-converted basis), and (iii) 475 shares of Series C Preferred Stock (158,333 shares of Common Stock on an as-converted basis), but exclude the (y) 1,736,626 issued and outstanding shares of Series D Preferred Stock (which are convertible into 17,366,260 shares of Common Stock following stockholder approval of Proposal No. 2), and (z) 88,070 issued and outstanding shares of Series E Preferred Stock (which are convertible into 880,700 shares of Common Stock following stockholder approval of Proposal No. 3) the conversion of which is subject to approval by our stockholders and the NYSE, as further discussed in this proxy statement.
As used in this table, “beneficial ownership” means the sole or shared power to vote or direct the voting or to dispose or direct the disposition of any security. A person is considered the beneficial owner of securities that can be acquired within 60 days of such date through the exercise or conversion of any option, warrant or other derivative security. Shares of Common Stock subject to options, restricted stock units (“RSUs”), warrants or other derivative securities which are currently exercisable or convertible or are exercisable or convertible within such 60 days are considered outstanding for computing the ownership percentage of the person holding such options, RSUs, warrants or other derivative security, but are not considered outstanding for computing the ownership percentage of any other person.

	Common Stock
Name and Address of Beneficial Owners (1)	Amount and Nature of Beneficial Ownership (2)		Percent of Class
Named Executive Officers and Directors (Including 2019 Director Nominees):
Peter Holst	413,490	(3)	7.8%
David Clark	43,598	(4)	*	%
Jason Adelman	466,000	(5)	8.8%
Kenneth Archer	23,654	(6)	*	%
David Giangano	21,070	(7)	*	%
Patrick J. Lombardi	26,782	(8)	*	%
James S. Lusk	43,406	(9)	*	%
Richard Ramlall	632	(10)	*	%
John Underkoffler	0	(11)	---%
All directors, director nominees and executive officers as a group (6 persons)	967,126	(12)		18.2%

Greater than 5% Owners:
Norman H. Pessin 500 Fifth Ave, Suite 2240 New York, NY 10110	402,004	(13)	7.6%
Sandra F. Pessin 500 Fifth Ave, Suite 2240 New York, NY 10110	250,453	(14)	4.7%
_________________________
(1)    Unless otherwise noted, the address of each person listed is c/o Glowpoint, Inc., 999 18th Street, Suite 1350S, Denver, CO 80202.
(2)    Unless otherwise indicated by footnote, the named persons have sole voting and investment power with respect to the shares of Common Stock beneficially owned by them.
(3)    Includes 325,990 shares of Common Stock and 87,500 shares of Common Stock subject to stock options presently exercisable.
(4)    Includes 33,598 shares of Common Stock and 10,000 shares of Common Stock subject to stock options presently exercisable.
(5)    Based on ownership information from an amendment to Schedule 13D filed on September 27, 2019. Mr. Adelman beneficially owns 466,000 shares of Common Stock, of which (i) 369,000 shares are held directly by Mr. Adelman, (ii) 76,500 shares are held in a retirement plan, and (iii) 20,500 shares are held by Cipher 06, LLC, of which Mr. Adelman is a managing member.
(6)    Based on ownership information from the Form 4 filed by Mr. Archer with the SEC on July 26, 2019. Mr. Archer retired as a director of the Company in July 2019.
(7)    Based on ownership information from the Form 4 filed by Mr. Giangano with the SEC on October 4, 2019. Mr. Giangano retired as a director of the Company in October 2019.

(8)    Based on ownership information from the Form 4 filed by Mr. Lombardi with the SEC on July 25, 2019. Mr. Lombardi retired as a director of the Company in July 2019.
(9)    Based on ownership information from the Form 4 filed by Mr. Lusk with the SEC on May 31, 2018 and also includes 10,000 shares of Common Stock subject to stock options presently exercisable.
(10)    Based on ownership information from the Form 3 filed by Mr. Ramlall with the SEC on July 26, 2019. Includes 632 shares of Common Stock.
(11)    Excludes 1,024,030 shares of Common Stock issuable upon the conversion of 102,403 shares of Series D Preferred Stock (constituting 6.1% of such class of Series D Preferred Stock and 4.4% of our Common Stock assuming the conversion of the Series D Preferred Stock and Series E Preferred Stock upon stockholder approval of Proposal Nos. 2 and 3, respectively). Upon the conversion of these shares of Series D Preferred Stock and Series E Preferred Stock, the directors, director nominees and executive officers shown in the table above would own 1,991,156 shares of Common Stock (constituting 8.5% of our Common Stock) as a group (assuming the conversion of the Series D Preferred Stock and Series E Preferred Stock upon stockholder approval of Proposal Nos. 2 and 3, respectively).
(12)    Excludes Messrs. Archer, Giangano, and Lombardi as they ceased to be members of the Board prior to November 8, 2019.
(13)    Based on ownership information from an amendment to Schedule 13D filed on September 23, 2019.
(14)    Based on ownership information from an amendment to Schedule 13D filed on September 23, 2019.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
Section 16(a) of the Exchange Act requires executive officers and directors and persons who beneficially own more than 10% of a registered class of our equity securities to file reports of ownership and changes in ownership with the SEC. Executive officers, directors and greater than 10% stockholders are required by regulations of the SEC to furnish us with copies of all Section 16(a) reports they file.
Based solely on our review of the copies of reports we received, or written representations that no such reports were required for those persons, we believe that, for the year ended December 31, 2018, all statements of beneficial ownership required to be filed with the SEC were filed on a timely basis.

EXECUTIVE OFFICERS
The following table sets forth certain information regarding our current executive officers.

Name	Age	Position
Peter Holst	50	Chairman of the Board, President and Chief Executive Officer
David Clark	50	Chief Financial Officer and Corporate Secretary

Biographies
Peter Holst, Chairman of the Board, President and Chief Executive Officer. See “Proposal No. 1 - Election of Directors — Nominee Biographies” above for Mr. Holst’s biography.
David Clark, Chief Financial Officer and Corporate Secretary. Mr. Clark joined the Company in March 2013 as Chief Financial Officer and leads our financial operations and investor relations, including financial planning and reporting, accounting, tax and treasury. Mr. Clark has more than 25 years of experience in finance and accounting. Prior to joining the Company, Mr. Clark spent over eight years with Allos Therapeutics, a publicly traded biopharmaceutical company, serving from 2007 to 2012 as Vice President of Finance, Treasurer and acting CFO. While at Allos, Mr. Clark was responsible for oversight and management of all financial activities, including equity financings, strategic financial planning, and investor relations. Prior to Allos, Mr. Clark spent nearly four years with Seurat Company (formerly XOR Inc.), an e-commerce managed services company, serving most recently as CFO. Mr. Clark started his career and spent over seven years in the audit practice of PricewaterhouseCoopers LLP. Mr. Clark is an active Certified Public Accountant and received a Master of Accountancy and a B.S. in Accounting from the University of Denver.
EXECUTIVE COMPENSATION
Summary Compensation Table
The following table sets forth for the years ended December 31, 2018 and 2017 the compensation awarded to, paid to, or earned by: Peter Holst, Chairman of the Board, Chief Executive Officer and President; and David Clark, Chief Financial Officer, Treasurer and Secretary (the “named executive officers”), as follows:

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards (1) ($)		All Other Compensation ($)		Total ($)
Peter Holst Chairman of the Board, Chief Executive Officer and President	2018	199,875	171,602	463,238	(3)	10,770	(2)	845,485
	2017	199,875	108,750	—		4,773	(2)	313,398

David Clark Chief Financial Officer, Treasurer and Secretary	2018	225,133	63,500	137,968	(5)	10,152	(4)	436,753
	2017	225,133	43,500	—		7,868	(4)	276,501

___________________
(1)    No stock awards were granted to Glowpoint’s named executive officers in 2017. These amounts represent the aggregate grant date fair value for awards of RSUs for 2018, computed in accordance with FASB ASC Topic 718.
(2)    Represents a matching contribution under Glowpoint’s 401(k) Plan of $8,250 and $2,253 for 2018 and 2017, respectively, and $2,520 of parking reimbursement for both 2018 and 2017.
(3)    Represents the sum of the grant date fair values of the following awards: (i) 333,333 performance-vested Glowpoint RSUs granted on April 13, 2018 (the “April 2018 PVRSUs”), the terms of which are described below under “Grants of Performance-Vested Restricted Stock Units,” and (iii) 2,313,165 performance-vested Glowpoint RSUs granted on November 19, 2018 (the “November 2018 PVRSUs”), the terms of which are described below under “Grants of Performance-Vested Restricted Stock Units.” The grant date fair value of the April 2018 PVRSUs and the November 2018 PVRSUs is based upon achievement of 100% of the target performance.
(4)    Represents a matching contribution under Glowpoint’s 401(k) Plan of $7,632 and $5,348 for 2018 and 2017, respectively, and $2,520 of parking reimbursement for both 2018 and 2017.
(5)    Represents the sum of the grant date fair value of the following awards: (i) 340,000 April 2018 PVRSUs, (ii) 116,667 time-based RSUs granted on April 13, 2018 with vesting scheduled for April 13, 2020 and (iii) 247,456 November 2018 PVRSUs. The grant date fair value of the April 2018 PVRSUs and the November 2018 PVRSUs is based upon achievement of 100% of the target performance.
Grants of Performance-Vested Restricted Stock Units (“PVRSUs”)
April 2018 PVRSUs. The compensation committee of the Glowpoint Board of Directors granted PVRSUs under the 2014 Equity Incentive Plan to Mr. Holst and Mr. Clark on April 13, 2018 (the “April 2018 PVRSUs”). Each PVRSU represented the right to receive a share of Glowpoint’s Common Stock if certain performance goals were achieved in a specified time period. Any earned PVRSUs were to vest at the end of the applicable measurement period. The performance measures for the April 2018 PVRSUs were Adjusted EBITDA and Revenue. Adjusted EBITDA is a non-GAAP financial measure that is reconciled to the most comparable GAAP financial measure for the relevant fiscal year in Item 7 of Glowpoint’s Annual Report on Form 10-K for the year ended 2017. For the 2018 PVRSUs granted to Mr. Holst, Adjusted EBITDA was weighted at 37.5% and Revenue was weighted at 62.5% for each of the measuring periods. For the 2018 PVRSUs granted to Mr. Clark, Adjusted EBITDA was weighted at 62.5% and Revenue was weighted at 37.5% for each of the measuring periods. The April 2018 PVRSUs have a measurement period of calendar year 2018 for Mr. Holst and a measurement period of calendar year 2018 for 66% of Mr. Clark’s PVRSUs with the other 34% having a measurement period of calendar year 2019.The table below sets forth the threshold, target and maximum payout percentages that could have been earned by each named executive officer based on the threshold, target and maximum levels of Adjusted EBITDA and Revenue performance set forth below. The Adjusted EBITDA (as described above) and Revenue performance goals and payout percentages for the 2018 performance period are as summarized in the table below (and are the same for the 2019 performance period).

	Vesting Percentage of Target PVRSUs	Adjusted EBITDA Fiscal 2018	Revenue Fiscal 2018
Threshold	80%	95% of Target Amount	95% of Target Amount
Target	100%	Projected Fiscal 2018 Adjusted EBITDA as set forth in the 2018 Annual Operating Plan	Projected Fiscal 2018 Revenue as set forth in the 2018 Annual Operating Plan
Maximum	120%	120% of Target Amount	120% of Target Amount

November 2018 PVRSUs. On November 19, 2018, the compensation committee of the Glowpoint Board of Directors granted additional Glowpoint RSUs to certain officers, including the named executive officers, representing in the aggregate the right to receive up to 3,468,414 shares of Glowpoint’s Common Stock (the “November 2018 PVRSUs”). The November 2018 PVRSUs held by the named executive officers terminated without vesting on June 1, 2019 pursuant to their terms.
Outstanding Equity Awards at 2018 Fiscal Year-End
The table set forth below presents the number and values of exercisable and unexercisable Glowpoint Options and unvested shares of Glowpoint Restricted Stock and Glowpoint RSUs held by the named executive officers at December 31, 2018:

		Option Awards			Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($) (1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($) (1)
Peter Holst	1/13/2013	875,000	$1.98	1/13/2023
	2/4/2015				62,500	(2)	$8,125
	4/13/2018							333,333	(3)	$43,333
	11/19/2018							2,313,165	(4)	$300,711
David Clark	3/25/2013	100,000	$1.51	3/25/2023
	2/4/2015				20,000	(2)	$2,600
	4/13/2018							340,000	(3)	$44,200
	4/13/2018							116,667	(5)	$15,167
	11/19/2018							247,456	(4)	$32,169
____________________

(1) The market value of the stock awards is based on the $0.13 closing market price of Glowpoint’s Common Stock on December 31, 2018.
(2) Represents an award of Glowpoint RSUs that vest on a time-based method (vesting occurred on January 1, 2019).
(3) Represents the number of April 2018 PVRSUs that would vest under the terms of these awards based upon achievement of 100% of the target performance.
(4) Represents the number of November 2018 PVRSUs that would have vested under the terms of these awards based upon achievement of 100% of the target performance. As noted above, these awards terminated without vesting on June 1, 2019 pursuant to their terms.
(5) Represents an award of Glowpoint RSUs that vest on a time-based method, scheduled to vest on April 13, 2020.

401(k) Plan
Glowpoint maintains a tax-qualified 401(k) plan on behalf of its eligible employees, including its named executive officers. Pursuant to the terms of the plan, for fiscal years 2017 and 2018 eligible employees may defer up to 80% of their salary each year, and Glowpoint matched 50% of an employee’s contributions on the first 4% of the employee’s salary for 2017 and through February 28, 2018. Effective March 1, 2018, Glowpoint matched 50% of an employee’s contributions on the first 6% of the employee’s salary. The Glowpoint matching contribution vests over four years.
Agreements with Named Executive Officers
Glowpoint has entered into employment agreements with each its named executive officers, the material terms of which are described below.
Peter Holst Employment Agreement.
On January 13, 2013, the Board appointed Peter Holst as the Company’s President and Chief Executive Officer, and as a member of the Board. In connection with his appointment, the Company entered into an employment agreement with Mr. Holst, which was subsequently amended and restated as of January 28, 2016 (as amended, the “Holst Employment Agreement”). Pursuant to the Holst Employment Agreement, Mr. Holst initially received an annual base salary of $195,000 and is eligible to receive a maximum annual incentive bonus equal to 100% of his base salary, at the discretion of the compensation committee of the Board based on meeting certain financial and non-financial goals. Effective March 1, 2014, the Board increased Mr. Holst’s annual base salary to $199,875.
Under the terms of the Holst Employment Agreement, if Mr. Holst’s employment is terminated outside of a “change in control” (as defined in the Holst Employment Agreement) (i) by Glowpoint without “cause” or by Mr. Holst for “good reason” (as such terms are defined therein) or (ii) as a result of the expiration of the term of the Holst Employment Agreement caused by Glowpoint’s election not to renew such agreement, then he will be entitled to receive the following payments and benefits, subject to his execution and non-revocation of an effective general release of claims in favor of Glowpoint:

•	12 months’ base salary, payable in equal monthly installments in accordance with Glowpoint’s normal payroll practices;

•	100% of his maximum annual target bonus payable for the calendar year in which such termination occurs;

•	100% accelerated vesting of Mr. Holst’s then-unvested shares of restricted stock and RSUs; and

•
payment (or reimbursement) of the COBRA premiums for continuation of coverage for Mr. Holst and his eligible dependents under Glowpoint’s then existing medical, dental and prescription insurance plans for a period of 12 months.

In addition to the above payments and benefits, in the event that Mr. Holst’s employment is terminated during the 18-month period following a “change in control” (i) by Glowpoint without “cause” or by Mr. Holst for “good reason” or (ii) as a result of the expiration of the term of the Holst Employment Agreement caused by Glowpoint’s election not to renew such agreement, then he will also be entitled to receive (i) increased severance equal to 24 months’ base salary and (ii) a pro-rated portion of his maximum annual target bonus for the calendar year in which the effective date of termination occurs.

In consideration of the payments and benefits under the Holst Employment Agreement, Mr. Holst is restricted from engaging in competitive activities for 12 months after the termination of his employment, as well as prohibited from soliciting Glowpoint’s clients and employees and from disclosing Glowpoint’s confidential information.
The Holst Employment Agreement contains a “best after-tax benefit” provision, which provides that, to the extent that any amounts payable under the Holst Employment Agreement would be subject to the federal tax levied on certain “excess parachute payments” under Section 4999 of the Code, Glowpoint will either pay Mr. Holst the full amount due under the Holst Employment Agreement or, alternatively, reduce his payments to the extent that no Section 4999 excise tax would be due, whichever provides the highest net after-tax benefit to Mr. Holst.
David Clark Employment Agreement.
On March 25, 2013, the Company entered into an employment agreement with David Clark in connection with his appointment as Chief Financial Officer of the Company, which was subsequently amended on January 28, 2016 and again on December 21, 2018 (as amended, the “Clark Employment Agreement”). Pursuant to the Clark Employment Agreement, Mr. Clark initially received an annual base salary of $220,000 and is eligible to receive a maximum annual incentive bonus equal to 50% of his base salary, at the discretion of the compensation committee of the Board, based on meeting certain financial and non-financial goals. Effective March 1, 2014, the Board increased Mr. Clark’s annual base salary to $225,133.
Under the terms of the Clark Employment Agreement, if Mr. Clark’s employment is terminated outside of a “change in control” (as defined in the Clark Employment Agreement) (i) by Glowpoint without “cause” or by Mr. Clark for “good reason” (as such terms are defined therein) or (ii) as a result of the expiration of the term of the Clark Employment Agreement caused by Glowpoint’s election not to renew such agreement, then he will be entitled to receive the following payments and benefits, subject to his execution and non-revocation of an effective general release of claims in favor of Glowpoint:

•	Six months’ base salary, payable in equal monthly installments in accordance with Glowpoint’s normal payroll practices;

•	100% accelerated vesting of Mr. Clark’s then-unvested shares of restricted stock and RSUs; and

•
payment (or reimbursement) of the COBRA premiums for continuation of coverage for Mr. Clark and his eligible dependents under Glowpoint’s then existing medical, dental and prescription insurance plans for a period of six months.

In addition to the above payments and benefits, in the event that Mr. Clark’s employment is terminated during the 18-month period following a “change in control” by Glowpoint without “cause” or by Mr. Clark for “good reason,” then he will also be entitled to receive (i) increased severance equal to 12 months’ base salary, (ii) 100% of his maximum annual target bonus payable for the calendar year in which such termination occurs, (iii) the pro-rated portion of Mr. Clark’s maximum annual target bonus amount for the calendar year in which the effective date of termination occurs and (iv) extended payment (or reimbursement) of the COBRA premiums for 12 months.
In consideration of the payments and benefits under the Clark Employment Agreement, Mr. Clark is restricted from engaging in competitive activities for six months after the termination of his employment, as well as prohibited from soliciting Glowpoint’s clients and employees and from disclosing Glowpoint’s confidential information.

DIRECTOR COMPENSATION
Glowpoint’s director compensation plan provides that non-employee directors are entitled to receive annually: (i) a grant of 25,000 shares of Glowpoint Restricted Stock or Glowpoint RSUs (pro-rated as necessary for the period of service from the director’s date of appointment to the Glowpoint Board of Directors until the next annual meeting of stockholders); and (ii) a retainer fee of $25,000. The annual fee is payable in equal quarterly installments on the first business day following the end of the calendar quarter, in cash or shares of Glowpoint Restricted Stock, as chosen by the director, on an annual basis on or before December 31 of the applicable fiscal year. Following the 1-for-10 reverse stock split of the Company’s issued and outstanding shares of Common Stock effective as of April 17, 2019, the grant of shares of restricted stock or RSUs included in the director compensation plan was revised from 25,000 shares to 2,500 shares. In addition, during 2019, the retainer fee included in the director compensation plan was revised from $25,000 to $20,000. The annual equity grants to directors are made as of the date of the annual meeting of Glowpoint’s stockholders. During 2018 and effective beginning with grants made in 2018, Glowpoint’s director compensation plan was changed from a grant of Glowpoint Restricted Stock or Glowpoint RSUs with a grant date fair value of $40,000 to a fixed grant of 25,000 shares of Glowpoint Restricted Stock or Glowpoint RSUs. Grants of Glowpoint Restricted Stock or Glowpoint RSUs vest on the first anniversary of the grant date or earlier upon the occurrence of certain termination events or upon a change in control of Glowpoint. Vested Glowpoint RSUs are settled in shares of Glowpoint’s Common Stock on a 1-for-1 basis upon the earliest of (i) the tenth anniversary of the grant date of the Glowpoint RSUs, (ii) a change in control (as defined in the award agreement) of Glowpoint and (iii) the date of a director’s separation from service from Glowpoint.
Glowpoint also pays the chairman of its Board of Directors an additional cash payment of $20,000 per year, the chairperson of Glowpoint’s audit committee an additional cash payment of $10,000 per year, each of the chairpersons of Glowpoint’s compensation committee and nominating committee an additional cash payment of $5,000 per year, and each non-chair member of any standing committee an additional cash payment of $3,000 per year, in each case payable in equal quarterly installments in arrears. In addition, Glowpoint may establish special committees of the Board from time to time and provide for additional retainers in connection therewith.
The following table represents compensation for Glowpoint’s non-employee directors during the year ended December 31, 2018. No stock awards were granted to Glowpoint’s non-employee directors in 2017, therefore each director received two separate awards of 25,000 shares of RSUs, for a total of 50,000 each. All compensation for Peter Holst, Glowpoint’s Chairman, President and Chief Executive Officer, during the year ended December 31, 2018 is included in the Summary Compensation Table under “Executive Compensation” below.

Name	Fees Earned or Paid in Cash	Stock Awards (1)	Total Fees
Kenneth Archer	$33,000	$10,000	$43,000
David Giangano	$31,000	$10,000	$41,000
Patrick J. Lombardi	$48,000	$10,000	$58,000
James S. Lusk	$43,000	$10,000	$53,000
___________________
(1) These amounts represent the aggregate grant date fair value for awards of restricted stock units for fiscal year 2018 computed in accordance with FASB ASC Topic 718.

As of December 31, 2018, the aggregate number of shares subject to outstanding stock options, unvested Glowpoint Restricted Stock awards and unvested Glowpoint RSUs for each non-employee director identified above is set forth below.

Name	Options	Restricted Stock	RSUs
Kenneth Archer	100,000	6,269	50,000
David Giangano	0	0	50,000
Patrick J. Lombardi	0	7,444	50,000
James S. Lusk	102,500	6,269	50,000

In addition, as of December 31, 2018, 987,616 vested Glowpoint RSUs issued to non-employee directors remained outstanding due to the deferred payment provisions set forth in the Glowpoint RSU awards, and are allocated among the non-employee directors as follows:

Name	Vested Deferred RSUs
Kenneth Archer	239,036
David Giangano	204,660
Patrick J. Lombardi	304,884
James S. Lusk	239,036

EQUITY COMPENSATION PLAN INFORMATION
The following table sets forth information concerning our equity compensation plans as of December 31, 2018.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Stock Options (a)	Weighted-Average Exercise Price of Outstanding Stock Options (b)	Number of Securities to be Issued Upon Vesting of Outstanding Restricted Stock Units * (c)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (excluding securities reflected in columns (a) & (c))
Equity compensation plans approved by security holders	1,180,000	$1.99	6,022,678	530,813

(*) As of December 31, 2018, 988,000 vested restricted stock units (“RSUs”) remained outstanding as shares of Common Stock had not yet been delivered for these units in accordance with the terms of the RSUs.
(**) During 2019, the Company issued RSUs, which reduced the remaining available shares under the Glowpoint, Inc. 2014 Equity Incentive Plan, and certain RSUs expired or were forfeited, which increased the remaining available shares under the Glowpoint, Inc. 2014 Equity Incentive Plan. As of September 30, 2019, 421,000 shares remained available for future issuances under the Glowpoint, Inc. 2014 Equity Incentive Plan.

TRANSACTIONS WITH RELATED PERSONS
Other than compensation arrangements for our directors and named executive officers, which are described elsewhere in this proxy statement, below we describe transactions since January 1, 2018 to which we were a party or will be a party, in which:

•	the amounts involved exceeded or will exceed $120,000; and

•
any of our directors, executive officers or holders of more than 5% of our capital stock, or any member of the immediate family of, or person sharing the household with, the foregoing persons, had or will have a direct or indirect material interest.

Representations Agreement
On July 19, 2019, the Company entered into a Representation Agreement (the “Representation Agreement”) with certain stockholders of the Company comprised of Jason Adelman, Cass Adelman and certain of their affiliates (collectively, the “Stockholders”) regarding the nomination of Jason Adelman and Richard Ramlall to the Board of Directors of the Company in July 2019 and related matters. The Representation Agreement provides that, among other things, the Company will recommend, support and solicit proxies at the Annual Meeting for the re-election of Jason Adelman and Richard Ramlall together with three other directors selected by the Board. The Representation Agreement contains customary covenants of the Company regarding the nomination of Jason Adelman and Richard Ramlall to the Board and customary standstill obligations of the Stockholders. The Representation Agreement will terminate on the earlier to occur of the date of the 2020 Annual Meeting of the Company’s stockholders or the one year anniversary of the 2019 Annual Meeting of the Company’s stockholders.
This description of the Representations Agreement is qualified in its entirety by the complete copy of the Representations Agreement attached to the Current Report on Form 8-K filed by the Company with the SEC on July 25, 2019.
Oblong Merger Agreement
On October 1, 2019, the Company closed its acquisition of all outstanding equity interests of Oblong, pursuant to the terms of the Oblong Merger Agreement discussed in this Proxy Statement. Under the terms of the Merger Agreement, among other things, the Company agreed to appoint John Underkoffler to the Board of Directors, to hold office until his successor has been duly elected or appointed and qualified or until his earlier death, resignation or removal in accordance with the Company Charter and the Company’s bylaws
Policy on Future Related Party Transactions
Transactions with related parties, including the transactions referred to above, are reviewed and approved by independent members of the Board of Directors of the Company in accordance with the Company’s written Code of Business Conduct and Ethics.

CODE OF CONDUCT AND ETHICS
We have adopted a code of conduct and ethics, as amended effective October 12, 2015, that applies to all of our employees, including our Chief Executive Officer and Chief Financial Officer. The text of the code of conduct and ethics (as amended) is posted on our website at www.glowpoint.com/investor-relations and will be made available to stockholders without charge, upon request, in writing to the Corporate Secretary at 999 18th Street, Suite 1350S, Denver, Colorado 80202. Disclosure regarding any amendments to, or waivers from, provisions of the code of conduct and ethics that apply to our principal executive officer, principal financial officer, principal accounting officer or controller or person performing similar functions will be included in a Current Report on Form 8-K within four business days following the date of the amendment or waiver, unless website posting of such amendments or waivers is then permitted by the rules of the national securities exchange on which the Company trades.
STOCKHOLDER PROPOSALS AND NOMINATIONS FOR DIRECTOR
Any stockholder who intends to present a proposal for inclusion in our proxy materials for the Company’s 2019 annual meeting of stockholders must deliver the proposal to the Corporate Secretary of Glowpoint, Inc. at 999 18th Street, Suite 1350S, Denver, Colorado 80202, no later than November 24, 2020.
In addition, our bylaws provide that, in order for a stockholder to timely propose business for consideration at our next annual meeting of stockholders or nominate a person for election to our Board of Directors at our next annual meeting of stockholders, the stockholder must give written notice to our Corporate Secretary at our principal executive offices between September 20, 2020, which is 90 days prior to the anniversary of our 2019 annual meeting of stockholders, and October 20, 2020, which is 60 days prior to such anniversary. In the event that our next annual meeting of stockholders is called for a date that is not within 30 days before or after December 19, 2020, notice by the stockholder in order to be timely must be received not later than the close of business on the 10th day following the day on which notice of our next annual meeting of stockholders is mailed or public disclosure of our next annual meeting of stockholders is made, whichever occurs first.
HOUSEHOLDING OF ANNUAL DISCLOSURE DOCUMENTS
The SEC previously adopted a rule concerning the delivery of annual disclosure documents. The rule allows us or brokers holding our shares on your behalf to send a single set of our annual report and proxy statement to any household at which two or more of our stockholders reside, if either we or the brokers believe that the stockholders are members of the same family. This practice, referred to as “householding,” benefits both stockholders and us. It reduces the volume of duplicate information received by you and helps to reduce our expenses. The rule applies to our annual reports, proxy statements and information statements. Once stockholders receive notice from their brokers or from us that communications to their addresses will be “householded,” the practice will continue until stockholders are otherwise notified or until they revoke their consent to the practice. Each stockholder will continue to receive a separate proxy card or voting instruction card.
Those stockholders who either (i) do not wish to participate in “householding” and would like to receive their own sets of our annual disclosure documents in future years or (ii) who share an address with another one of our stockholders and who would like to receive only a single set of our annual disclosure documents should follow the instructions described below:

•
Stockholders whose shares are registered in their own name should contact our transfer agent, American Stock Transfer & Trust Company, LLC, and inform them of their request by calling them at 1-800-937-5449 or writing them at 6201 15th Avenue, 2nd Floor, Brooklyn, NY 11219.

•
Stockholders whose shares are held by a broker or other nominee should contact such broker or other nominee directly and inform them of their request. Stockholders should be sure to include their name, the name of their brokerage firm and their account number.

WHERE YOU CAN FIND MORE INFORMATION
We file annual, quarterly and current reports, proxy statements and other information with the SEC. Our SEC filings are available to the public through the Internet at the SEC’s web site at www.sec.gov.
We will mail without charge, upon written request, a copy of our Annual Report on Form 10-K for the year ended December 31, 2018, including the financial statements and list of exhibits, and any exhibit specifically requested. Requests should be sent to:
GLOWPOINT, INC.
999 18th Street, Suite 1350S
Denver, Colorado 80202
Attention: Corporate Secretary
303-640-3838
OTHER MATTERS
The Board of Directors knows of no other business to be presented for action at the Annual Meeting. If any matters do come before the meeting on which action can properly be taken, the persons named in the enclosed proxy will have the discretion to vote such matters in accordance with their judgment.

APPENDIX A
CERTIFICATE OF AMENDMENT
TO THE
AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
OF
GLOWPOINT, INC.

Glowpoint, Inc. (the “Corporation”), a corporation organized and existing under, and by virtue of, the General Corporation Law of the State of Delaware (the “DGCL”), does hereby certify that:
FIRST: The name of the Corporation is Glowpoint, Inc.
SECOND: The original Certificate of Incorporation of the Corporation (the “Certificate of Incorporation”) was filed with the Secretary of State of the State of Delaware (the “Delaware Secretary”) on November 4, 1996. The Certificate of Incorporation was amended by that certain Agreement and Plan of Merger dated as of November 27, 1996 and Certificate of Amendment filed with the Delaware Secretary on May 18, 2000, and subsequently amended and restated in its entirety by the Amended and Restated Certificate of Incorporation filed with the Delaware Secretary on May 18, 2000 (such certificate, the “A&R Certificate of Incorporation”). The A&R Certificate of Incorporation was subsequently amended by the Certificate of Amendment, filed with the Delaware Secretary on May 18, 2000, Certificate of Amendment, filed with the Delaware Secretary on June 22, 2001, Certificate of Amendment, filed with the Delaware Secretary on September 24, 2003, Certificate of Amendment, filed with the Delaware Secretary on August 22, 2007, Certificate of Amendment, filed with the Delaware Secretary on June 2, 2009, Certificate of Amendment, filed with the Delaware Secretary on January 10, 2011, and Certificate of Amendment, filed with the Delaware Secretary on April 17, 2019 (the A&R Certificate of Incorporation, as amended to date, the “Amended Certificate”).
THIRD: That, pursuant to a unanimous written consent of the Board of Directors of the Corporation dated November 11, 2019, resolutions were duly adopted setting forth a proposed amendment (the “Amendment”) of the Amended Certificate of the Corporation, declaring said Amendment to be advisable and calling a meeting of the stockholders of the Corporation for consideration thereof. The resolutions setting forth the proposed Amendment are as follows:
RESOLVED, that the Amended Certificate shall be amended by changing Article IV thereof to insert the following language at the end of such Article:
“Upon the filing and effectiveness (the “Effective Time”) pursuant to the Delaware General Corporation Law of this Certificate of Amendment to the Certificate of Incorporation of the Corporation, each [______(_____)] shares of Common Stock either issued and outstanding or held by the Corporation in treasury stock immediately prior to the Effective Time shall, automatically and without any action on the part of the respective holders thereof, be combined and converted into one (1) share of Common Stock (the “Reverse Stock Split”). No fractional shares shall be issued in connection with the Reverse Stock Split. In lieu of any fractional share of Common Stock to which a stockholder would otherwise be entitled in connection with the Reverse Stock Split, the Corporation will issue that number of shares of Common Stock resulting from the Reverse Stock Split as rounded up to the nearest whole share upon the submission of a transmission letter by a stockholder holding the shares in book-entry form and, where shares are held in certificated form, upon the surrender of the stockholder’s Old Certificates (as defined below). Each certificate that

A-1

immediately prior to the Effective Time represented shares of Common Stock (“Old Certificates”), shall thereafter represent that number of shares of Common Stock into which the shares of Common Stock represented by the Old Certificate shall have been combined, subject to the elimination of fractional share interests as described above.
The par value per share of the Corporation’s capital stock and the total number of shares of all classes of capital stock that the Corporation is authorized to issue pursuant to this Article IV shall, in each case, not be affected by the Reverse Stock Split.”
No other change to the Certificate of Incorporation is hereby made, including, without limitation, any other change to Article IV.
FOURTH: That, thereafter, pursuant to resolution of the Board of Directors of the Corporation, an annual meeting of the stockholders of the Corporation was duly called and held upon notice in accordance with Section 222 of the DGCL, at which meeting the necessary number of shares as required by statute were voted in favor of the Amendment.
FIFTH: That said Amendment was duly adopted in accordance with the provisions of Section 242 of the DGCL.
SIXTH: This Certificate of Amendment shall be effective as of ______________, 20___ at 5:00 P.M. Eastern Standard Time.
IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by its authorized officer this _____ day of _________, 20___.

_____________________________________

                        Name: David Clark
Title: Authorized Officer

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APPENDIX B
GLOWPOINT, INC.
2019 EQUITY INCENTIVE PLAN
I.PURPOSE. The Glowpoint, Inc. 2019 Equity Incentive Plan is adopted effective November 11, 2019. The Plan is designed to attract, retain and motivate selected Eligible Employees and Key Non-Employees of the Company and its Affiliates, and reward them for making major contributions to the success of the Company and its Affiliates. These objectives are accomplished by making long-term incentive awards under the Plan that will offer Participants an opportunity to have a greater proprietary interest in, and closer identity with, the Company and its Affiliates and their financial success.

The Awards may consist of:
1.    Incentive Options;
2.    Nonstatutory Options;
3.    Restricted Stock;
4.    Rights;
5.    Dividend Equivalents;
6.    Other Stock-Based Awards;
7.    Performance Awards; or
8.    Cash Awards;
or any combination of the foregoing, as the Committee may determine.
II.DEFINITIONS

A.    Affiliate means any individual, corporation, partnership, association, limited liability company, joint-stock company, trust, unincorporated association or other entity (other than the Company) that, for purposes of Section 424 of the Code, is a parent or subsidiary of the Company, direct or indirect.
B.Award means the grant to any Eligible Employee or Key Non-Employee of any form of Option, Restricted Stock, Right, Dividend Equivalent, Other Stock-Based Award, Performance Award, or Cash Award, whether granted singly, in combination, or in tandem, and pursuant to such terms, conditions, and limitations as the Committee may establish in order to fulfill the objectives of the Plan.
C.Award Agreement means a written agreement entered into between the Company and a Participant under which an Award is granted and which sets forth the terms, conditions, and limitations applicable to the Award.
D.Board means the Board of Directors of the Company.
E.Cash Award means an Award of cash, subject to the requirements of Article XIII and such other restrictions as the Committee deems appropriate or desirable.
F.Code means the Internal Revenue Code of 1986, as amended from time to time, or any successor statute thereto. References to any provision of the Code shall be deemed to include regulations thereunder and successor provisions and regulations thereto.

G.Committee means the committee to which the Board delegates the power to act under or pursuant to the provisions of the Plan, or the Board if no committee is selected. If the Board delegates powers to a committee, and if the Company is or becomes subject to Section 16 of the Exchange Act, then, if necessary for compliance therewith, such committee shall consist of not less than two (2) members of the Board, each member of which must be a “non-employee director,” within the meaning of the applicable rules promulgated pursuant to the Exchange Act. If the Company is or becomes subject to Section 16 of the Exchange Act, no member of the Committee shall receive any Award pursuant to the Plan or any similar plan of the Company or any Affiliate while serving on the Committee, unless the Board determines that the grant of such an Award satisfies the then current Rule 16b-3 requirements under the Exchange Act.
H.Common Stock means the common stock of the Company.
I.Company means Glowpoint, Inc., a Delaware corporation, and includes any successor or assignee entity or entities into which the Company may be merged, changed, or consolidated; any entity for whose securities the securities of the Company shall be exchanged; and any assignee of or successor to substantially all of the assets of the Company.
J.Disability or Disabled means a permanent and total disability as defined in Section 22(e)(3) of the Code.
K.Dividend Equivalent means an Award subject to the requirements of Article X.
L.Eligible Employee means an employee of the Company or of an Affiliate who is designated by the Committee as being eligible to be granted one or more Awards under the Plan.
M.Exchange Act means the Securities Exchange Act of 1934, as amended from time to time, or any successor statute thereto. References to any provision of the Exchange Act shall be deemed to include rules promulgated thereunder and successor provisions and rules thereto.
N.Fair Market Value means, if the Shares are listed on any national securities exchange or quoted on the New York Stock Exchange (“NYSE”) (including, as applicable, the NYSE American), the closing sales price, if any, on the largest such exchange or on the NYSE, as applicable, on the valuation date, or, if none, on the most recent trade date immediately prior to the valuation date provided such trade date is no more than thirty (30) days prior to the valuation date. If the Shares are not then either listed on any such exchange or quoted on the NYSE, or there has been no trade date within such thirty (30) day period, the fair market value shall be the mean between the average of the “Bid” and the average of the “Ask” prices, if any, as reported by the Electronic Quotation Service or OTC Markets Group, Inc. (or such equivalent reporting service) for the valuation date, or, if none, for the most recent trade date immediately prior to the valuation date provided such trade date is no more than thirty (30) days prior to the valuation date. If the fair market value cannot be determined under the preceding three sentences, it shall be determined in good faith by the Committee.
O.Incentive Option means an Option that, when granted, is intended to be an “incentive stock option,” as defined in Section 422 of the Code.
P.Key Non-Employee means a Non-Employee Board Member, consultant, advisor or independent contractor of the Company or of an Affiliate who is designated by the Committee as being eligible to be granted one or more Awards under the Plan.

Q.Non-Employee Board Member means a director of the Company who is not an employee of the Company or any of its Affiliates. For purposes of the Plan, a Non-Employee Board Member shall be deemed to include the employer or other designee of such Non-Employee Board Member, if the Non-Employee Board Member is required, as a condition of his or her employment, to provide that any Award granted hereunder be made to the employer or other designee.
R.Nonstatutory Option means an Option that, when granted, is not intended to be an “incentive stock option,” as defined in Section 422 of the Code, or that subsequently fails to comply with the requirements of Section 422 of the Code.
S.Option means a right or option to purchase Common Stock, including Restricted Stock if the Committee so determines.
T.Other Stock-Based Award means a grant or sale of Common Stock that is valued in whole or in part based upon the Fair Market Value of Common Stock.
U.Participant means an Eligible Employee or Key Non-Employee to whom one or more Awards are granted under the Plan.
V.Performance Award means an Award subject to the requirements of Article XII, and such performance conditions as the Committee deems appropriate or desirable.
W.Plan means the Glowpoint, Inc. 2019 Equity Incentive Plan, as amended from time to time.
X.Prior Plan means the Glowpoint, Inc. 2014 Equity Incentive Plan.
Y.Restricted Stock means an Award made in Common Stock or denominated in units of Common Stock and delivered under the Plan, subject to the requirements of Article VIII, such other restrictions as the Committee deems appropriate or desirable, and as awarded in accordance with the terms of the Plan.
Z.Right means a stock appreciation right delivered under the Plan, subject to the requirements of Article IX and as awarded in accordance with the terms of the Plan.
AA.Shares means the following shares of the capital stock of the Company as to which Options or Restricted Stock have been or may be granted under the Plan and upon which Rights, units of Restricted Stock or Other Stock-Based Awards may be based: treasury or authorized but unissued Common Stock, $0.0001 par value, of the Company, or any shares of capital stock or securities into which the Shares are changed or for which they are exchanged within the provisions of Article XIX of the Plan.
III.SHARES SUBJECT TO THE PLAN

The aggregate number of Shares as to which Awards may be granted from time to time shall be the sum of (i) 2,600,000 Shares and (ii) the shares of Common Stock remaining available for issuance under the Prior Plan, subject to adjustment for stock splits, stock dividends, and other adjustments described in Article XIX hereof (the “Initial Limit”). The aggregate number of Shares as to which Incentive Options may be granted from time to time shall not exceed the Initial Limit, subject to adjustment for stock splits, stock dividends and other adjustments described in Article XIX hereof.
Unless otherwise approved by the Company’s stockholders, the aggregate number of Shares as to which Awards may be granted in any one calendar year to any member of the Board shall not exceed 250,000

Shares (subject to adjustment for stock splits, stock dividends, and other adjustments described in Article XIX hereof).
From time to time, the Committee and/or appropriate officers of the Company shall take whatever actions are necessary to file required documents with governmental authorities and/or stock exchanges so as to make Shares available for issuance pursuant to the Plan. Shares subject to Awards under each of the Plan and the Prior Plan that are forfeited, terminated, expire unexercised, canceled by agreement of the Company and the Participant (whether for the purpose of repricing such Awards or otherwise), settled in cash in lieu of Common Stock or in such manner that all or some of the Shares covered by such Awards are not issued to a Participant (or, if issued to the Participant, are returned to the Company by the Participant pursuant to a right of repurchase or right of first refusal exercised by the Company), or are exchanged for Awards that do not involve Common Stock, shall immediately become available for Awards. In addition, if the exercise price of any Award is satisfied by tendering Shares to the Company (by actual delivery or attestation), only the number of Shares issued net of the Shares tendered shall be deemed delivered for purposes of determining the maximum number of Shares available for Awards. Awards payable in cash shall not reduce the number of Shares available for Awards under the Plan. The foregoing notwithstanding, if the exercise price of any Award is satisfied by tendering Shares to the Company, or if Shares are withheld from an Award to pay a Participant’s tax withholding obligations in connection with the Award, the Shares so tendered or withheld shall not again become available for Awards.
IV.ADMINISTRATION OF THE PLAN The Plan shall be administered by the Committee. A majority of the Committee shall constitute a quorum at any meeting thereof (including by telephone conference) and the acts of a majority of the members present, or acts approved in writing by a majority of the entire Committee without a meeting, shall be the acts of the Committee for purposes of this Plan. The Committee may authorize one or more of its members or an officer of the Company to execute and deliver documents on behalf of the Committee. A member of the Committee shall not exercise any discretion respecting Awards to himself or herself under the Plan, other than as applies to the Participants or a class of similarly situated Participants as a whole. The Board shall have the authority to remove or replace any member of, and to fill any vacancy on, the Committee upon notice to the Committee and the affected member, if any. Any member of the Committee may resign upon notice to the Board. The Committee may allocate among one or more of its members, or may delegate to one or more of its agents, such duties and responsibilities as it determines. Subject to the provisions of the Plan, the Committee is authorized to:
A.    Interpret the provisions of the Plan and any Award or Award Agreement, and make all rules and determinations that it deems necessary or advisable to the administration of the Plan;
B.    Determine which employees of the Company or an Affiliate shall be designated as Eligible Employees and which of the Eligible Employees shall be granted Awards;
C.    Determine the Key Non-Employees to whom Awards, other than Incentive Options and Performance Awards for which Key Non-Employees shall not be eligible, shall be granted;
D.    Determine whether an Option to be granted shall be an Incentive Option or Nonstatutory Option;
E.    Determine the number of Shares for which an Option, Restricted Stock or Other Stock-Based Award shall be granted;
F.    Determine the number of Rights, the Cash Award or the Performance Award to be granted;
G.    Provide for the acceleration of the right to exercise any Award; and
H.    Specify the terms, conditions, and limitations upon which Awards may be granted;

provided, however, that with respect to Incentive Options, all such interpretations, rules, determinations, terms, and conditions shall be made and prescribed in the context of preserving the tax status of the Incentive Options as “incentive stock options” within the meaning of Section 422 of the Code. Notwithstanding anything in this Plan to the contrary, no Award shall vest or become exercisable over a period of less than one (1) year unless otherwise set forth in an Award Agreement.
If permitted by applicable law, and in accordance with any such law, the Committee may delegate to the chief executive officer and to other senior officers of the Company or its Affiliates its duties under the Plan pursuant to such conditions or limitations as the Committee may establish, except that only the Committee may select, and grant Awards to, Participants who are subject to Section 16 of the Exchange Act. Any such delegation by the Committee shall be made by a majority of its members. No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Award.
The Committee shall have the authority at any time to cancel Awards for reasonable cause and/or to provide for the conditions and circumstances under which Awards shall be forfeited.
Any determination made by the Committee pursuant to the provisions of the Plan shall be made in its sole discretion, and in the case of any determination relating to an Award, may be made at the time of the grant of the Award or, unless in contravention of any express term of the Plan or any Award Agreement, at any time thereafter. All decisions made by the Committee pursuant to the provisions of the Plan shall be final and binding on all persons, including the Company and the Participants. No determination shall be subject to de novo review if challenged in court.
V.ELIGIBILITY FOR PARTICIPATION

Awards may be granted under this Plan only to Eligible Employees and Key Non-Employees of the Company or its Affiliates. The foregoing notwithstanding, each Participant receiving an Incentive Option must be an Eligible Employee of the Company or of an Affiliate at the time the Incentive Option is granted.
The Committee may, at any time and from time to time, grant one or more Awards to one or more Eligible Employees or Key Non-Employees and may designate the number of Shares, if applicable, to be subject to each Award so granted, provided, however that no Incentive Option shall be granted after the expiration of ten (10) years from the earlier of the date of the adoption of the Plan by the Company or the approval of the Plan by the stockholders of the Company, and provided further, that the Fair Market Value of the Shares (determined at the time the Option is granted) as to which Incentive Options are exercisable for the first time by any Eligible Employee during any single calendar year (under the Plan and under any other incentive stock option plan of the Company or an Affiliate) shall not exceed One Hundred Thousand Dollars ($100,000). To the extent that the Fair Market Value of such Shares exceeds One Hundred Thousand Dollars ($100,000), the Shares subject to Option in excess of One Hundred Thousand Dollars ($100,000) shall, without further action by the Committee, automatically be converted to Nonstatutory Options.
Notwithstanding any of the foregoing provisions, (i) the Committee may authorize the grant of an Award to a person not then in the employ of, or engaged by, the Company or of an Affiliate, conditioned upon such person becoming eligible to be granted an Award at or prior to the execution of the Award Agreement evidencing the actual grant of such Award; and (ii) if the Company is not subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, then the Committee may authorize the grant of an Award under this Plan to a person who resides in the State of California only if such grant meets the requirements of Section 25102(o) of the California Securities Law.

VI.AWARDS UNDER THIS PLAN As the Committee may determine, the following types of Awards may be granted under the Plan on a stand-alone, combination, or tandem basis:
A.Incentive Option An Award in the form of an Option that shall comply with the requirements of Section 422 of the Code. Subject to adjustments in accordance with the provisions of Article XIX, the aggregate number of Shares that may be subject to Incentive Options under the Plan shall not exceed the Initial Limit.
B.Nonstatutory Option An Award in the form of an Option that shall not be intended to, or has otherwise failed to, comply with the requirements of Section 422 of the Code.
C.Restricted Stock An Award made to a Participant in Common Stock or denominated in units of Common Stock, subject to future service and/or such other restrictions and conditions as may be established by the Committee, and as set forth in the Award Agreement, including but not limited to continuous service with the Company or its Affiliates, achievement of specific business objectives, increases in specified indices, attainment of growth rates, and/or other measurements of Company or Affiliate performance.
D.Stock Appreciation Right An Award in the form of a Right to receive the excess of the Fair Market Value of a Share on the date the Right is exercised over the Fair Market Value of a Share on the date the Right was granted.
E.Dividend Equivalents An Award in the form of, and based upon the value of, dividends on Shares.
F.Other Stock-Based Awards An Award made to a Participant that is valued in whole or in part by reference to, or is otherwise based upon, the Fair Market Value of Shares.
G.Performance Awards An Award made to a Participant that is subject to performance conditions specified by the Committee, including, but not limited to, continuous service with the Company and/or its Affiliates, achievement of specific business objectives, increases in specified indices, attainment of growth rates, and/or other measurements of Company or Affiliate performance.
H.Cash Awards An Award made to a Participant and denominated in cash, with the eventual payment subject to future service and/or such other restrictions and conditions as may be established by the Committee, and as set forth in the Award Agreement.
Each Award under the Plan shall be evidenced by an Award Agreement. Delivery of an Award Agreement to each Participant shall constitute an agreement between the Company and the Participant as to the terms and conditions of the Award.
VII.TERMS AND CONDITIONS OF INCENTIVE OPTIONS AND NONSTATUTORY OPTIONS Each Option shall be set forth in an Award Agreement, duly executed on behalf of the Company and by the Participant to whom such Option is granted. Except for the setting of the Option price under Paragraph A, no Option shall be granted and no purported grant of any Option shall be effective until such Award Agreement shall have been duly executed on behalf of the Company and by the Participant. Each such Award Agreement shall be subject to at least the following terms and conditions:
A.Option Price In the case of an Incentive Option granted to a Participant that owns, directly or by reason of the applicable attribution rules, ten percent (10%) or less of the total combined voting power of all classes of stock of the Company, and in the case of a Nonstatutory Option, the Option price per share of the Shares covered by each such Incentive Option or Nonstatutory Option shall be not less than the Fair

Market Value of the Shares on the date of the grant of the Option. In all other cases of Incentive Options, the Option price shall be not less than one hundred ten percent (110%) of the Fair Market Value of the Shares on the date of grant.
B.Number of Shares Each Option shall state the number of Shares to which it pertains.
C.Term of Option Each Incentive Option shall terminate not more than ten (10) years from the date of the grant thereof, or at such earlier time as the Award Agreement may provide, and shall be subject to earlier termination as herein provided, except that if the Option price is required under Paragraph A of this Article VII to be at least one hundred ten percent (110%) of Fair Market Value, each such Incentive Option shall terminate not more than five (5) years from the date of the grant thereof, and shall be subject to earlier termination as herein provided. The Committee shall determine the time at which a Nonstatutory Option shall terminate.
D.Date of Exercise Upon the authorization of the grant of an Option, or at any time thereafter, the Committee may, subject to the provisions of Paragraph C of this Article VII, prescribe the date or dates on which the Option becomes exercisable, and may provide that the Option rights become exercisable in installments over a period of years, and/or upon the attainment of stated goals. Unless the Committee otherwise provides in writing, or unless otherwise required by law (including, if applicable, the Uniformed Services Employment and Reemployment Rights Act), the date or dates on which the Option becomes exercisable shall be tolled during any unpaid leave of absence. It is expressly understood that Options hereunder shall, unless otherwise provided for in writing by the Committee, be granted in contemplation of, and earned by the Participant through the completion of, future employment or service with the Company.
E.Medium of Payment The Option price shall be payable upon the exercise of the Option, as set forth in Paragraph I. It shall be payable in such form (permitted by Section 422 of the Code in the case of Incentive Options) as the Committee shall, either by rules promulgated pursuant to the provisions of Article IV of the Plan, or in the particular Award Agreement, provide.
F.Termination of Employment

1.    A Participant who ceases to be an employee or Key Non-Employee of the Company or of an Affiliate for any reason other than death, Disability, or termination “for cause,” as defined in subparagraph (2) below, may exercise any Option granted to such Participant, to the extent that the right to purchase Shares thereunder has become exercisable by the date of such termination, but only within three (3) months (or such other period of time as the Committee may determine, with such determination in the case of an Incentive Option being made at the time of the grant of the Option and not exceeding three (3) months) after such date, or, if earlier, within the originally prescribed term of the Option, and subject to the conditions that (i) no Option shall be exercisable after the expiration of the term of the Option and (ii) unless the Committee otherwise provides, no Option that has not become exercisable by the date of such termination shall at any time thereafter be or become exercisable. A Participant’s employment shall not be deemed terminated by reason of a transfer to another employer that is the Company or an Affiliate.

2.    A Participant who ceases to be an employee or Key Non-Employee of the Company or of an Affiliate “for cause” shall, upon such termination, cease to have any right to exercise any Option. For purposes of this Plan, cause shall be as defined in any employment or other agreement between the Participant and the Company (or an Affiliate) or, if there is no such agreement or definition therein, cause shall be defined to include (i) a Participant’s theft or embezzlement, or attempted theft or embezzlement, of money or property of the Company or of an Affiliate, a Participant’s perpetration or attempted perpetration of fraud, or a

Participant’s participation in a fraud or attempted fraud, on the Company or an Affiliate or a Participant’s unauthorized appropriation of, or a Participant’s attempt to misappropriate, any tangible or intangible assets or property of the Company or an Affiliate; (ii) any act or acts by a Participant of disloyalty, dishonesty, misconduct, moral turpitude, or any other act or acts by a Participant injurious to the interest, property, operations, business or reputation of the Company or an Affiliate; (iii) a Participant’s commission of a felony or any other crime the commission of which results in injury to the Company or an Affiliate; (iv) any violation of any restriction on the disclosure or use of confidential information of the Company or an Affiliate, client, customer, prospect, or merger or acquisition target, or on competition with the Company or an Affiliate or any of its businesses as then conducted; or (v) any other action that the Board or the Committee, in their sole discretion, may deem to be sufficiently injurious to the interests of the Company or an Affiliate to constitute substantial cause for termination. A Participant who ceases to be an employee or Key Non-Employee of the Company or an Affiliate for reasons other than cause at a time when grounds for cause exist shall be deemed terminated for cause for purposes of the Plan. The determination of the Committee as to the existence of cause shall be conclusive and binding upon the Participant and the Company.

3.    Except as the Committee may otherwise expressly provide or determine (consistent with Section 422 of the Code, if applicable), a Participant who is absent from work with the Company or an Affiliate because of temporary disability (any disability other than a Disability), or who is on leave of absence for any purpose permitted by the Company or by any authoritative interpretation (i.e., regulation, ruling, case law, etc.) of Section 422 of the Code, shall not, during the period of any such absence, be deemed, by virtue of such absence alone, to have terminated his or her employment or relationship with the Company or with an Affiliate. For purposes of Incentive Options, no leave of absence may exceed ninety (90) days, unless reemployment upon expiration of such leave is guaranteed by statute or contract (or the Committee approves such longer leave of absence, in which event the Incentive Option held by the Participant shall be treated for tax purposes as a Nonstatutory Option on the date that is six (6) months following the first day of such leave).

4.    Paragraph F(1) shall control and fix the rights of a Participant who ceases to be an employee or Key Non-Employee of the Company or of an Affiliate for any reason other than Disability, death, or termination “for cause,” and who subsequently becomes Disabled or dies. Nothing in Paragraphs G and H of this Article VII shall be applicable in any such case except that, in the event of such a subsequent Disability or death within the three (3) month period after the termination of employment or, if earlier, within the originally prescribed term of the Option, the Participant or the Participant’s estate or personal representative may exercise the Option permitted by this Paragraph F, in the event of Disability, within twelve (12) months after the date that the Participant ceased to be an employee or Key Non-Employee of the Company or an Affiliate, or, in the event of death, within twelve (12) months after the date of death of such Participant.

G.Total and Permanent Disability A Participant who ceases to be an employee or Key Non-Employee of the Company or of an Affiliate by reason of Disability may exercise any Option granted to such Participant to the extent that the right to purchase Shares thereunder has become exercisable on or before the date such Participant becomes Disabled as determined by the Committee.
A Disabled Participant, or his estate or personal representative, shall exercise such rights, if at all, only within a period of not more than twelve (12) months after the date that the Participant became Disabled as determined by the Committee (notwithstanding that the Participant might have been able to exercise the Option as to some or all of the Shares on a later date if the Participant had not become Disabled) or, if earlier, within the originally prescribed term of the Option.

H.Death In the event that a Participant to whom an Option has been granted ceases to be an employee or Key Non-Employee of the Company or of an Affiliate by reason of such Participant’s death, such Option, to the extent that the right is exercisable but not exercised on the date of death, may be exercised by the Participant’s estate or personal representative within twelve (12) months after the date of death of such Participant or, if earlier, within the originally prescribed term of the Option, notwithstanding that the decedent might have been able to exercise the Option as to some or all of the Shares on a later date if the Participant were alive and had continued to be an employee or Key Non-Employee of the Company or of an Affiliate.
I.Exercise of Option and Issuance of Stock Options shall be exercised by giving written notice to the Company. Such written notice shall: (i) be signed by the person exercising the Option, (ii) state the number of Shares with respect to which the Option is being exercised, (iii) contain the warranty required by Paragraph M of this Article VII, if applicable, and (iv) specify a date (other than a Saturday, Sunday or legal holiday) not more than ten (10) days after the date of such written notice, as the date on which the Shares will be purchased. Such tender and conveyance shall take place at the principal office of the Company during ordinary business hours, or at such other hour and place agreed upon by the Company and the person or persons exercising the Option. On the date specified in such written notice (which date may be extended by the Company in order to comply with any blackout limitations, or with laws or regulations that require the Company to take any action with respect to the Option Shares prior to the issuance thereof), the Company shall accept payment for the Option Shares in cash, by bank or certified check, by wire transfer, or by such other means as may be approved by the Committee. In the event of any failure to pay for the number of Shares specified in such written notice on the date set forth therein (or on the extended date as above provided), the right to exercise the Option shall terminate with respect to such number of Shares, but shall continue with respect to the remaining Shares covered by the Option and not yet acquired pursuant thereto.
If approved in advance by the Committee, and subject to compliance with the Sarbanes-Oxley Act of 2002 or the requirements of any applicable securities laws, payment in full or in part also may be made (i) by delivering Shares, or by attestation of Shares, which have a total Fair Market Value on the date of such delivery equal to the Option price and provided that accepting such Shares, in the sole discretion of the Committee, shall not result in any adverse accounting consequences to the Company; (ii) by the execution and delivery of a note or other evidence of indebtedness (and any security agreement thereunder) satisfactory to the Committee; (iii) by authorizing the Company to retain Shares that otherwise would be issuable upon exercise of the Option having a total Fair Market Value on the date of delivery equal to the Option price; (iv) by the delivery of cash or the extension of credit by a broker-dealer to whom the Participant has submitted a notice of exercise or otherwise indicated an intent to exercise an Option (in accordance with part 220, Chapter II, Title 12 of the Code of Federal Regulations, a so-called “cashless” exercise); or (v) by any combination of the foregoing.
J.Rights as a Stockholder No Participant to whom an Option has been granted shall have rights as a stockholder with respect to any Shares covered by such Option except as to such Shares as have been registered in the Company’s share register in the name of such Participant upon the due exercise of the Option and tender of the full Option price.
K.Assignability and Transferability of Option Unless otherwise permitted by the Code, by Rule 16b-3 of the Exchange Act and by the exemption set forth under Section 12(g) of the Exchange Act (Release No. 34-56887), if applicable, and approved in advance by the Committee, an Option granted to a Participant shall not be transferable by the Participant and shall be exercisable, during the Participant’s lifetime, only by such Participant or, in the event of the Participant’s incapacity, his guardian or legal representative. Except as otherwise permitted herein, such Option shall not be assigned, pledged, or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment, or similar process and any attempted transfer, assignment, pledge, hypothecation or other disposition of any Option or of any rights granted thereunder contrary to the provisions of this Paragraph K, or the levy of any attachment or similar process upon an Option or such rights, shall be null and void.
L.Other Provisions The Award Agreement for an Incentive Option shall contain such limitations and restrictions upon the exercise of the Option as shall be necessary in order that such Option qualifies as an “incentive stock option” within the meaning of Section 422 of the Code. Further, the Award Agreements authorized under the Plan shall be subject to such other terms and conditions including, without limitation, restrictions upon the exercise of the Option, as the Committee shall deem advisable and which, in the case of Incentive Options, are not inconsistent with the requirements of Section 422 of the Code.
VIII.TERMS AND CONDITIONS OF RESTRICTED STOCK

A.    The Committee may from time to time grant an Award in Shares of Common Stock or grant an Award denominated in units of Common Stock, for such consideration as the Committee deems appropriate (which amount may be less than the Fair Market Value of the Common Stock on the date of the Award), and subject to such restrictions and conditions and other terms as the Committee may determine at the time of the Award (including, but not limited to, continuous service with the Company or its Affiliates, achievement of specific business objectives, increases in specified indices, attainment of growth rates, and/or other measurements of Company or Affiliate performance), and subject further to the general provisions of the Plan, the applicable Award Agreement, and the following specific rules.

B.    If Shares of Restricted Stock are awarded, such Shares cannot be assigned, sold, transferred, pledged, or hypothecated prior to the lapse of the restrictions applicable thereto, and, in no event, absent Committee approval, prior to one (1) year from the date of the Award.

C.    Restricted Stock issued to a Participant under the Plan shall be governed by an Award Agreement that shall specify whether Shares of Common Stock are awarded to the Participant, or whether the Award shall be one not of Shares of Common Stock but one denominated in units of Common Stock, any consideration required thereto, and such other provisions as the Committee shall determine.

D.    Subject to the provisions of Paragraphs B and E hereof and the restrictions set forth in the related Award Agreement, the Participant receiving an Award of Shares of Restricted Stock shall thereupon be a stockholder with respect to all of such Shares and shall have the rights of a stockholder with respect to such Shares, including the right to vote such Shares and to receive dividends and other distributions made with respect to such Shares; provided, however, if the lapse of restrictions with respect to the Restricted Stock is tied to the attainment of performance goals, any dividends paid by the Company to the Participant during the performance period shall accrue and shall not be paid to the Participant until and to the extent the performance goals are met with respect to the Award. All Common Stock received by a Participant as the result of any dividend on the Shares of Restricted Stock, or as the result of any stock split, stock distribution, or combination of the Shares affecting Restricted Stock, shall be subject to the restrictions set forth in the related Award Agreement.

E.    Restricted Stock or units of Restricted Stock awarded to a Participant pursuant to the Plan will be forfeited, and any Shares of Restricted Stock or units of Restricted Stock sold to a Participant pursuant to the Plan may, at the Company’s option, be resold to the Company for an amount equal to the price paid therefor, and in either case, such Restricted Stock or units of Restricted Stock shall revert to the Company, if the Company so determines in accordance with Article XV or any other condition set forth in the Award Agreement, or, alternatively, if the Participant’s employment with the Company or its Affiliates terminates, other than for reasons set forth in Article XIV, prior to the expiration of the forfeiture or restriction provisions set forth in the Award Agreement.

F.    The Committee, in its discretion, shall have the power to accelerate the date on which the restrictions contained in the Award Agreement shall lapse with respect to any or all Restricted Stock awarded under the Plan.

G.    Any Restricted Stock denominated in units of Common Stock, if not previously forfeited, shall be payable in accordance with Article XVI at the time set forth in the Award Agreement.

H.    The Committee may prescribe such other restrictions, conditions, and terms applicable to Restricted Stock issued to a Participant under the Plan that are neither inconsistent with nor prohibited by the Plan or the Award Agreement, including, without limitation, terms providing for a lapse of the restrictions of this Article or any Award Agreement in installments.

IX.TERMS AND CONDITIONS OF STOCK APPRECIATION RIGHTS If deemed by the Committee to be in the best interests of the Company, a Participant may be granted a Right. Each Right shall be granted subject to such restrictions and conditions and other terms as the Committee may specify in the Award Agreement at the time the Right is granted, subject to the general provisions of the Plan, and the following specific rules.
A.    Rights may be granted, if at all, either singly, in combination with another Award, or in tandem with another Award. At the time of grant of a Right, the Committee shall specify the base price of Common Stock to be used in connection with the calculation described in Paragraph B below, provided that the base price shall not be less than one hundred percent (100%) of the Fair Market Value of a Share of Common Stock on the date of grant, unless approved by the stockholders of the Company.

B.    Upon exercise of a Right, which shall, absent Committee approval, be not less than one (1) year from the date of the grant, the Participant shall be entitled to receive in accordance with Article XVI, and as soon as practicable after exercise, the excess of the Fair Market Value of one Share of Common Stock on the date of exercise over the base price specified in such Right, multiplied by the number of Shares of Common Stock then subject to the Right, or the portion thereof being exercised.

C.    Notwithstanding anything herein to the contrary, if the Award granted to a Participant allows him or her to elect to cancel all or any portion of an unexercised Option by exercising an additional or tandem Right, then the Option price per Share of Common Stock shall be used as the base price specified in Paragraph A to determine the value of the Right upon such exercise and, in the event of the exercise of such Right, the Company’s obligation with respect to such Option or portion thereof shall be discharged by payment of the Right so exercised. In the event of such a cancellation, the number of Shares as to which such Option was canceled shall become available for use under the Plan, less the number of Shares, if any, received by the Participant upon such cancellation in accordance with Article XVI.

D.    A Right may be exercised only by the Participant (or, if applicable under Article XIV, by a legatee or legatees of such Right, or by the Participant’s executors, personal representatives, or distributees).

X.TERMS AND CONDITIONS OF DIVIDEND EQUIVALENTS A Participant may be granted an Award in the form of Dividend Equivalents. Such an Award shall entitle the Participant to receive cash, Shares, other Awards or other property equal in value to dividends paid with respect to a specified number of Shares. Dividend Equivalents may be awarded on a free-standing basis or in connection with another Award. The Committee may provide that Dividend Equivalents shall be paid or distributed when accrued or shall be deemed to have been reinvested in additional Shares, Awards or other investment vehicles, and subject to such restrictions on transferability and risks of forfeiture, as the Committee may specify.
XI.TERMS AND CONDITIONS OF OTHER STOCK-BASED AWARDS The Committee, in its sole discretion, may grant Awards of Shares and/or Awards that are valued in whole or in part by reference to, or are otherwise based on, Shares or on the Fair Market Value thereof (“Other Stock-Based Awards”). Such Other Stock-Based Awards shall be in such form, and dependent on such conditions, as the Committee shall determine, including, without limitation, the right to receive, or vest with respect to, one or more Shares (or the equivalent cash value of such Shares) upon the completion of a specified period of service, the occurrence of an event and/or the attainment of performance objectives. Other Stock-Based Awards may be granted alone or in addition to any other Awards granted under the Plan. Subject to the provisions of the Plan, the Committee shall determine the number of Shares to be awarded to a Participant under (or otherwise related to) such Other Stock-Based Awards and all other terms and conditions of such Awards (including, without limitation, the vesting provisions thereof and provisions ensuring that all Shares so awarded and issued shall be fully paid and non-assessable).
XII.TERMS AND CONDITIONS OF PERFORMANCE AWARDS

A.    A Participant may be granted an Award that is subject to performance conditions specified by the Committee. The Committee may use business criteria and/or other measures of performance as it deems appropriate in establishing any performance conditions (including, but not limited to, continuous service with the Company or its Affiliates, achievement of specific business objectives, increases in specified indices, attainment of growth rates, and/or other measurements of Company or Affiliate performance), and may exercise its discretion to reduce or increase the amounts payable under any Award subject to performance conditions.

B.    Any Performance Award will be forfeited if the Company so determines in accordance with Article XV or any other condition set forth in the Award Agreement, or, alternatively, if the Participant’s employment with the Company or its Affiliates terminates, other than for reasons set forth in Article XIV, prior to the expiration of the time period over which the performance conditions are to be measured.

C.    Achievement of performance goals in respect of such Performance Awards shall be measured over such periods as may be specified by the Committee.

D.    Settlement of Performance Awards may be in cash or Shares, or other property, in the discretion of the Committee. The Committee may, in its discretion, reduce or increase the amount of a settlement otherwise to be made in connection with such Performance Award.

XIII.TERMS AND CONDITIONS OF CASH AWARDS

A.    The Committee may from time to time authorize the award of cash payments under the Plan to Participants, subject to such restrictions and conditions and other terms as the Committee may determine at the time of authorization (including, but not limited to, continuous service with the Company or its Affiliates, achievement of specific business objectives, increases in specified indices, attainment of growth rates, and/or other measurements of Company or Affiliate performance), and subject to the general provisions of the Plan, the applicable Award Agreement, and the following specific rules.

B.    Any Cash Award will be forfeited if the Company so determines in accordance with Article XV or any other condition set forth in the Award Agreement, or, alternatively, if the Participant’s employment or engagement with the Company or its Affiliates terminates, other than for reasons set forth in Article XIV, prior to the attainment of any goals set forth in the Award Agreement or prior to the expiration of the forfeiture or restriction provisions set forth in the Award Agreement, whichever is applicable.

C.    The Committee, in its discretion, shall have the power to change the date on which the restrictions contained in the Award Agreement shall lapse, or the date on which goals are to be measured, with respect to any Cash Award.

D.    Any Cash Award, if not previously forfeited, shall be payable in accordance with Article XVI on or about March 15 of the fiscal year immediately following the fiscal year during which the goals are attained, and in no event later than December 31 of such year.

E.    The Committee may prescribe such other restrictions, conditions, and terms applicable to the Cash Awards issued to a Participant under the Plan that are neither inconsistent with nor prohibited by the Plan or the Award Agreement, including, without limitation, terms providing for a lapse of the restrictions, or a measurement of the goals, in installments.

XIV.TERMINATION OF EMPLOYMENT OR SERVICE Except as may otherwise be (i) provided in Article VII for Options, (ii) provided for under the Award Agreement, or (iii) permitted pursuant to Paragraphs A through C of this Article XIV (subject to the limitations under the Code for Incentive Options), if the employment or service of a Participant terminates, all unexpired, unpaid, unexercised, or deferred Awards shall be canceled immediately.
A.Retirement under a Company or Affiliate Retirement Plan. When a Participant’s employment or service terminates as a result of retirement as defined under a Company or Affiliate tax-qualified retirement plan, the Committee may permit Awards to continue in effect beyond the date of retirement in accordance with the applicable Award Agreement, and/or the exercisability and vesting of any Award may be accelerated.

B.Termination in the Best Interests of the Company or an Affiliate. When a Participant’s employment or service with the Company or an Affiliate terminates and, in the judgment of the chief executive officer or other senior officer designated by the Committee, the acceleration and/or continuation of outstanding Awards would be in the best interests of the Company, the Committee may (i) authorize, where appropriate, the acceleration and/or continuation of all or any part of Awards granted prior to such termination and/or (ii) permit the exercise, vesting, and payment of such Awards for such period as may be set forth in the applicable Award Agreement, subject to earlier cancellation pursuant to Article XV or at such time as the Committee shall deem the continuation of all or any part of the Participant’s Awards are not in the Company’s or its Affiliate’s best interests.

C.Death or Disability of a Participant.

1.    In the event of a Participant’s death, the Participant’s estate or beneficiaries shall have a period up to the earlier of (i) the expiration date specified in the Award Agreement, or (ii) the expiration date specified in Paragraph H of Article VII, within which to receive or exercise any outstanding Awards held by the Participant under such terms as may be specified in the applicable Award Agreement. Rights to any such outstanding Awards shall pass by will or the laws of descent and distribution in the following order: (a) to beneficiaries so designated by the Participant; (b) to a legal representative of the Participant; or (c) to the persons entitled thereto as determined by a court of competent jurisdiction. Awards so passing shall be paid and/or may be exercised at such times and in such manner as if the Participant were living.

2.    In the event a Participant is determined by the Company to be Disabled, and subject to the limitations of Paragraph G of Article VII, Awards may be paid to, or exercised by, the Participant, if legally competent, or by a legally designated guardian or other representative if the Participant is legally incompetent by virtue of such Disability.

3.    After the death or Disability of a Participant, the Committee may in its sole discretion at any time (i) terminate restrictions in Award Agreements; (ii) accelerate any or all installments and rights; and/or (iii) instruct the Company to pay the total of any accelerated payments in a lump sum to the Participant, the Participant’s estate, beneficiaries or representative, notwithstanding that, in the absence of such termination of restrictions or acceleration of payments, any or all of the payments due under the Awards ultimately might have become payable to other beneficiaries.

XV.CANCELLATION AND RESCISSION OF AWARDS Unless the Award Agreement specifies otherwise, the Committee may cancel any unexpired, unpaid, unexercised, or deferred Awards at any time if the Participant is not in compliance with the applicable provisions of the Award Agreement, the Plan, or with the following conditions:
A.    A Participant shall not breach any restrictive covenant, employment, consulting or other agreement entered into between him or her and the Company or any Affiliates, or render services for any organization or engage directly or indirectly in any business which, in the judgment of the Committee or a senior officer designated by the Committee, is or becomes competitive with the Company, or which organization or business, or the rendering of services to such organization or business, is or becomes otherwise prejudicial to or in conflict with the interests of the Company. For a Participant whose employment or engagement has terminated, the judgment of the Committee shall be based on the terms of the restrictive covenant agreement, if applicable, or on the Participant’s position and responsibilities while employed or engaged by the Company or its Affiliates, the Participant’s post-employment/engagement responsibilities and position with the other organization or business, the extent of past, current, and potential competition or conflict between the Company and the other organization or business, the effect of the Participant’s assuming the post-employment/engagement position on the Company’s or its Affiliate’s customers, suppliers, investors, and competitors, and such other considerations as are deemed relevant given the applicable facts and circumstances. A Participant may, however, purchase as an investment or otherwise, stock or other securities of any organization or business so long as they are listed upon a recognized securities exchange or traded over-the-counter, and such investment does not represent a substantial investment to the Participant or a greater than one percent (1%) equity interest in the organization or business.

B.    A Participant shall not, without prior written authorization from the Company, disclose to anyone outside the Company or its Affiliates, or use in other than the Company’s or Affiliate’s business, any confidential information or materials relating to the business of the Company or its Affiliates, acquired by the Participant either during or after his or her employment or engagement with the Company or its Affiliates. Notwithstanding anything herein to the contrary, each Participant is hereby notified, in accordance with the Defend Trade Secrets Act of 2016, that the Participant will not be held criminally or civilly liable under any federal or state trade secret law for the disclosure of a trade secret that: (a) is made (i) in confidence to a federal, state, or local government official, either directly or indirectly, or to an attorney; and (ii) solely for the purpose of reporting or investigating a suspected violation of law; or (b) is made in a complaint or other document that is filed under seal in a lawsuit or other proceeding. The Participants are further notified that if they file a lawsuit for retaliation by the Company for reporting a suspected violation of law, the Participant may disclose the Company’s trade secrets to his or her attorney and use the trade secret information in the court proceeding if the Participant (a) files any document containing the trade secret under seal; and (b) does not disclose the trade secret, except pursuant to court order.

C.    A Participant shall disclose promptly and assign to the Company all right, title, and interest in any invention or idea, patentable or not, made or conceived by the Participant during employment or engagement with the Company or an Affiliate, relating in any manner to the actual or anticipated business, research, or development work of the Company or its Affiliates, and shall do anything reasonably necessary to enable the Company or its Affiliates to secure a patent, trademark, copyright, or other protectable interest where appropriate in the United States and in foreign countries.

Upon exercise, payment, or delivery pursuant to an Award, the Participant shall certify on a form acceptable to the Committee that he or she is in compliance with the terms and conditions of the Plan, including the provisions of Paragraphs A, B and C of this Article XV. Failure to comply with the provisions of Paragraphs A, B and C of this Article XV at any time prior to, or during the one (1) year period after, the date Participant’s employment or engagement with the Company or any Affiliate terminates shall cause any exercise, payment, or delivery which occurred during the two (2) year period prior to the breach of Paragraph A, B or C of this Article XV to be rescinded. The Company shall notify the Participant in writing of any such rescission within one (1) year of the date it acquires actual knowledge of such breach. Within ten (10) days after receiving such a notice from the Company, the Participant shall pay to the Company the amount of any gain realized or payment received as a result of the exercise, payment, or delivery pursuant to the Award. Such payment shall be made either in cash or by returning to the Company the number of Shares of Common Stock that the Participant received in connection with the rescinded exercise, payment, or delivery. The Company’s rights of rescission hereunder shall be in addition to any and all other remedies that may be available to the Company at law or in equity in such event, including, without limitation, the right to request any court of competent jurisdiction to issue a decree of specific performance or issue a temporary and permanent injunction, without the necessity of the Company posting bond or furnishing other security and without proving special damages or irreparable injury, enjoining and restricting the breach, or threatened breach, of any such covenant.
XVI.PAYMENT OF RESTRICTED STOCK, RIGHTS, OTHER STOCK-BASED AWARDS, PERFORMANCE AWARDS AND CASH AWARDS Payment of Restricted Stock, Rights, Other Stock-Based Awards, Performance Awards and Cash Awards may be made, as the Committee shall specify, in the form of cash, Shares of Common Stock, or combinations thereof; provided, however, that a fractional Share of Common Stock shall be paid in cash equal to the Fair Market Value of the fractional Share of Common Stock at the time of payment.
XVII.WITHHOLDING Except as otherwise provided by the Committee,
A.    the Company shall have the power and right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy the federal, state, and local taxes required by law to be withheld with respect to any grant, exercise, or payment made under or as a result of this Plan; and

B.    in the case of payments of Awards, or upon any other taxable event hereunder, a Participant may elect, subject to the approval in advance by the Committee, to satisfy the withholding requirement, if any, in whole or in part, by having the Company withhold Shares of Common Stock that would otherwise be transferred to the Participant having a Fair Market Value, on the date the tax is to be determined, equal to the marginal tax that could be imposed on the transaction; provided, however, that the amount withheld does not exceed the maximum statutory tax rate or such lesser amount as is necessary to avoid liability accounting treatment. All elections shall be made in writing and signed by the Participant.

XVIII.SAVINGS CLAUSE This Plan is intended to comply in all respects with applicable law and regulations, including, (i) with respect to those Participants who are officers or directors for purposes of Section 16 of the Exchange Act, Rule 16b-3 of the Securities and Exchange Commission, if applicable, (ii) Section 402 of the Sarbanes-Oxley Act, and (iii) Section 409A of the Code. In no event whatsoever shall the Company be liable for any additional tax, interest or penalty that may be imposed on a Participant by Section 409A of the Code or damages for failing to comply with Section 409A of the Code. In case any one or more provisions of this Plan shall be held invalid, illegal, or unenforceable in any respect under applicable law and regulation (including Rule 16b-3 and Section 409A of the Code), the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby and the invalid, illegal, or unenforceable provision shall be deemed null and void; however, to the extent permitted by law, any provision that could be deemed null and void shall first be construed, interpreted, or revised retroactively to permit this Plan to be construed in compliance with all applicable law (including Rule 16b-3 and Section 409A of the Code) so as to foster the intent of this Plan. Notwithstanding anything herein to the contrary, with respect to Participants who are officers and directors for purposes of Section 16 of the Exchange Act, if applicable, and if required to comply with rules promulgated thereunder, no grant of, or Option to purchase, Shares shall permit unrestricted ownership of Shares by the Participant for at least six (6) months from the date of grant or Option, unless the Board determines that the grant of, or Option to purchase, Shares otherwise satisfies the then current Rule 16b-3 requirements.
XIX.ADJUSTMENTS UPON CHANGES IN CAPITALIZATION; CORPORATE TRANSACTIONS If the outstanding Shares of the Company are changed into or exchanged for a different number or kind of shares or other securities of the Company or of another entity by reason of any reorganization, merger, or consolidation, or if a change is made to the Common Stock of the Company by reason of any recapitalization, reclassification, change in par value, stock split, reverse stock split, combination of shares or dividends payable in capital stock, or the like, the Company shall make adjustments to such Awards (including, by way of example and not by way of limitation, the grant of substitute Awards under the Plan or under the plan of such other entity or the suspension of the right to exercise an Award for a specified period of time in connection with a corporate transaction) as it may determine to be appropriate under the circumstances, and, in addition, appropriate adjustments shall be made in the number and kind of shares or securities and in the option price per share or security subject to outstanding Awards under the Plan or under the plan of such successor entity. The foregoing notwithstanding, unless the Committee otherwise determines, no such adjustment shall be made to an Option which shall, within the meaning of Sections 424 and 409A of the Code, as applicable, constitute such a modification, extension, or renewal of an option as to cause it to be considered as the grant of a new option.
Notwithstanding anything herein to the contrary, the Company may, in its sole discretion, accelerate the timing of the exercise provisions of any Award in the event of (i) the adoption of a plan of merger or consolidation under which a majority of the Shares of the Company would be converted into or exercised for cash or securities of any other corporation or entity, or (ii) a sale or exchange of all or any portion of the Company’s assets or equity securities. Alternatively, the Company may, in its sole discretion and without the consent of the Participants, provide for one or more of the following in the event of any merger, consolidation, recapitalization, sale of all or any portion of the Company’s assets or capital stock, including but not limited to a “going-private” transaction: (i) the assumption of the Plan and outstanding Awards by the surviving entity or its parent; (ii) the substitution by the surviving entity or its parent of awards with substantially the same terms for such outstanding Awards; (iii) notice to the holders of vested and exercisable Options and Rights of their ability to exercise vested and exercisable Options and Rights effective contingent upon and immediately prior to such transaction followed by the cancellation of all unexercised Options and Rights (whether or not then vested and exercisable); (iv) settlement of the intrinsic value of the outstanding vested Options and Rights in cash or cash equivalents or equity followed by the cancellation of all Options and Rights (whether or not then vested or exercisable); and (v) cancellation of all unvested or unexercisable Awards; provided, however, that in connection with an assumption or substitution of Awards under subsections (i) or (ii) above, the Awards so assumed or substituted shall continue to vest or become exercisable pursuant to the terms of the original Award, except to the extent such terms are otherwise rendered inoperative. In connection with any such transaction, each Participant shall, to the extent so provided under the definitive transaction agreement, (i) be subject to any earn-outs, purchase price adjustments, holdbacks, escrows and other contingent payments on the terms set forth in the definitive transaction agreement, (ii) be subject to all indemnification and other obligations of the Company’s equityholders in connection with such transaction, (iii) be bound by the appointment of any equityholder representative who shall represent the Company’s equityholders under the definitive transaction agreement as the representative, agent, proxy, and attorney-in-fact for the Participant, with the power and authority to act on the Participant’s behalf with respect to the definitive transaction agreement, and (iv) execute such additional agreements or documentation, if any, as may be required under the definitive transaction agreement to reflect the foregoing or the treatment of the Participant’s Awards, including without limitation, letters of transmittal or cash-out agreements.
Upon a business combination by the Company or any of its Affiliates with any corporation or other entity through the adoption of a plan of merger or consolidation or a share exchange or through the purchase of all or substantially all of the capital stock or assets of such other corporation or entity, the Board or the Committee may, in its sole discretion, grant Options pursuant hereto to all or any persons who, on the effective date of such transaction, hold outstanding options to purchase securities of such other corporation or entity and who, on and after the effective date of such transaction, will become employees or directors of, or consultants or advisors to, the Company or its Affiliates. The number of Shares subject to such substitute Options shall be determined in accordance with the terms of the transaction by which the business combination is effectuated. Notwithstanding the other provisions of this Plan, the other terms of such substitute Options shall be substantially the same as or economically equivalent to the terms of the options for which such Options are substituted, all as determined by the Board or by the Committee, as the case may be. Upon the grant of substitute Options pursuant hereto, the options to purchase securities of such other corporation or entity for which such Options are substituted shall be canceled immediately.

XX.DISSOLUTION OR LIQUIDATION OF THE COMPANY Upon the dissolution or liquidation of the Company other than in connection with a transaction to which Article XIX is applicable, all Awards granted hereunder shall terminate and become null and void; provided, however, that if the rights of a Participant under the applicable Award have not otherwise terminated and expired, the Participant may, if the Committee, in its sole discretion, so permits, have the right immediately prior to such dissolution or liquidation to exercise any Award granted hereunder to the extent that the right thereunder has become exercisable as of the date immediately prior to such dissolution or liquidation.
XXI.TERMINATION OF THE PLAN The Plan shall terminate ten (10) years from the earlier of the date of its adoption by the Board or the date of its approval by the stockholders. The Plan may be terminated at an earlier date by vote of the stockholders or the Board; provided, however, that any such earlier termination shall not affect any Award Agreements executed prior to the effective date of such termination. Notwithstanding anything in this Plan to the contrary, any Options granted prior to the effective date of the Plan’s termination may be exercised until the earlier of (i) the date set forth in the Award Agreement, or (ii) in the case of an Incentive Option, ten (10) years from the date the Option is granted; and the provisions of the Plan with respect to the full and final authority of the Committee under the Plan shall continue to control.
XXII.AMENDMENT OF THE PLAN AND AWARDS The Plan may be amended by the Board and such amendment shall become effective upon adoption by the Board; provided, however, that any amendment shall be subject to the approval of the stockholders of the Company at or before the next annual meeting of the stockholders of the Company if such stockholder approval is required by the Code, any federal or state law or regulation, the rules of any stock exchange or automated quotation system on which the Shares may be listed or quoted, or if the Board, in its discretion, determines to submit such changes to the Plan to its stockholders for approval. Further, no amendment to the Plan which reduces the Option exercise price below that provided for in Article VII of the Plan shall be effective unless it is approved by the stockholders of the Company.
The Board may amend the terms of any Award theretofore granted, prospectively or retroactively, but no such amendment shall (a) materially impair the rights of any Participant without his or her consent or (b) except for adjustments made pursuant to Article XIX, reduce the exercise price of outstanding Options or Rights or cancel or amend outstanding Options or Rights for the purpose of repricing, replacing, or regranting such Options or Rights with an exercise price that is less than the exercise price of the original Options or Rights or cancel or amend outstanding Options or Rights with an exercise price that is greater than the Fair Market Value of a Share for the purpose of exchanging such Options or Rights for cash or any other Awards without stockholder approval. Notwithstanding anything herein to the contrary, the Board may amend the terms of any Award theretofore granted if the Board, in its discretion, determines that such amendment is necessary to comply with the requirements of Section 409A of the Code, the rules of any stock exchange or automated quotation systems on which the Shares may be listed or traded, or changes in tax or other applicable laws or regulatory requirements.
XXIII.EMPLOYMENT RELATIONSHIP Nothing herein contained shall be deemed to prevent the Company or an Affiliate from terminating the employment of a Participant, nor to prevent a Participant from terminating the Participant’s employment with the Company or an Affiliate, unless otherwise limited by an agreement between the Company (or an Affiliate) and the Participant.
XXIV.INDEMNIFICATION OF COMMITTEE In addition to such other rights of indemnification as they may have as directors or as members of the Committee, the members of the Committee shall, to the extent permitted by the laws of the State of Delaware, be indemnified by the Company against all reasonable expenses, including attorneys’ fees, actually and reasonably incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken by them as directors or members of the Committee and against all amounts paid by them in settlement thereof (provided such settlement is approved by the Board) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that the director or Committee member is liable for gross negligence or willful misconduct in the performance of his or her duties. To receive such indemnification, a director or Committee member must first offer in writing to the Company the opportunity, at its own expense, to defend any such action, suit or proceeding.
XXV.UNFUNDED PLAN Insofar as it provides for payments in cash in accordance with Article XVI, or otherwise, the Plan shall be unfunded. Although bookkeeping accounts may be established with respect to Participants who are entitled to cash, Common Stock, or rights thereto under the Plan, any such accounts shall be used merely as a bookkeeping convenience. The Company shall not be required to segregate any assets that may at any time be represented by cash, Common Stock, or rights thereto, nor shall the Plan be construed as providing for such segregation, nor shall the Company, the Board, or the Committee be deemed to be a trustee of any cash, Common Stock, or rights thereto to be granted under the Plan. Any liability of the Company to any Participant with respect to a grant of cash, Common Stock, or rights thereto under the Plan shall be based solely upon any contractual obligations that may be created by the Plan and any Award Agreement; no such obligation of the Company shall be deemed to be secured by any pledge or other encumbrance on any property of the Company. Neither the Company nor the Board nor the Committee shall be required to give any security or bond for the performance of any obligation that may be created by the Plan.
XXVI.MITIGATION OF EXCISE TAX Unless otherwise provided for in the Award Agreement or in any other agreement between the Company (or an Affiliate) and the Participant, if any payment or right accruing to a Participant under this Plan (without the application of this Article XXVI), either alone or together with other payments or rights accruing to the Participant from the Company or an Affiliate, would constitute a “parachute payment” (as defined in Section 280G of the Code and regulations thereunder), such payment or right shall be reduced to the largest amount or greatest right that will result in no portion of the amount payable or right accruing under the Plan being subject to an excise tax under Section 4999 of the Code or being disallowed as a deduction under Section 280G of the Code. The determination of whether any reduction in the rights or payments under this Plan is necessary shall be made by the Company. The Participant shall cooperate in good faith with the Company in making such determination and providing any necessary information for this purpose.
XXVII.EFFECTIVE DATE This Plan shall become effective upon adoption by the Board, provided that the adoption of the Plan shall be subject to the approval of the stockholders of the Company if such stockholder approval is required by the Code, any federal or state law or regulations, the rules of any stock exchange or automated quotation system on which the Shares may be listed or quoted, or if the Board, in its discretion, desires to submit the Plan to its stockholders for approval.
XXVIII.RECOVERY If the Company is or becomes subject to regulations or listing standards adopted pursuant to Section 10D of the Exchange Act, then each Award granted pursuant to the Plan, each Share acquired pursuant to the Plan, and all proceeds in respect of any such Awards or Shares shall be subject to any “clawback” or similar policy of the Company adopted pursuant to such regulations or listing standards that may be in effect from time to time, whether before or after the grant, exercise or settlement of such Awards or Shares.

XXIX.FOREIGN JURISDICTIONS To the extent the Committee determines that the restrictions imposed by the Plan preclude the achievement of the material purposes of the Plan in jurisdictions outside the United States of America, the Committee in its discretion may modify those restrictions as it determines to be necessary or appropriate to conform to applicable requirements or practices of jurisdictions outside of the United States of America.
XXX.DEFERRAL OF AWARDS At the time of the grant of an Award, the Company may permit a Participant to elect to:
(a)    have cash that otherwise would be paid to such Participant as a result of the exercise of an Award credited to a deferred compensation account established for such Participant by the Committee as an entry on the Company’s books;

(b)    have Shares that otherwise would be delivered to such Participant as a result of the exercise of an Award converted into an equal number of Rights; or

(c)    have Shares that otherwise would be delivered to such Participant as a result of the exercise of an Award converted into amounts credited to a deferred compensation account established for such Participant by the Committee as an entry on the Company’s books. Such amounts shall be determined by reference to the Fair Market Value of the Shares as of the date on which they otherwise would have been delivered to such Participant.

A deferred compensation account established under this Article XXX may be credited with interest or other forms of investment return, as determined by the Committee and shall be subject to compliance with Section 409A of the Code. A Participant for whom such an account is established shall have no rights other than those of a general creditor of the Company. Such an account shall represent an unfunded and unsecured obligation of the Company and shall be subject to the terms and conditions of the applicable agreement between such Participant and the Company. If the deferral or conversion of Awards is permitted or required, the Committee may establish rules, procedures and forms pertaining to such Awards, including (without limitation) the settlement of deferred compensation accounts established under this Article XXX.
XXXI.GOVERNING LAW This Plan shall be governed by the laws of the State of Delaware and construed in accordance therewith.
XXXII.STATUTE OF LIMITATIONS If a Participant believes that the Committee has not followed his or her directions, or the Participant believes that he or she has a claim against the Plan, the Company or the Committee under the terms of the Plan and/or any applicable Award Agreement, the Participant must file a written claim with the Committee within one (1) year after the direction was allegedly made. The Committee will furnish each Participant with a statement of his or her vested Options/shares of Stock at least annually. The Participant should review this statement for accuracy.

Adopted this 11th day of November, 2019.

GLOWPOINT, INC. 999 18TH STREET SUITE 1350S DENVER, CO 80202
VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on December 18, 2019. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
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VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

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THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

GLOWPOINT, INC. The Board of Directors recommends you vote FOR the following: 1.Election of Directors Nominees: 01) Jason Adelman 04) Richard Ramlall 02) Peter Holst 05) John Underkoffler 03) James S. Lusk	For All ☐	Withhold All ☐	For All Except ☐	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) you wish to withhold on the line below.
The Board of Directors recommends you vote “FOR” proposals 2, 3, 4, 5, 6, and 8.	For	Against	Abstain			For	Against	Abstain
2.Approval of the issuance of up to 17,366,260 shares of the Company’s Common Stock upon the conversion of up to 1,736,626 shares of the Company’s Series D Preferred Stock.	☐	☐	☐	6.Ratification of the appointment of EisnerAmper LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2019.		☐	☐	☐
3.Approval of the issuance of up to 1,750,000 shares of the Company’s Common Stock upon the conversion of up to 175,000 shares of the Company’s Series E Preferred Stock.	☐	☐	☐	8.Approval of one or more adjournments of the Annual Meeting, if necessary to solicit additional proxies if there are not sufficient votes in favor of Proposal Nos. 1, 2, 3, 4, 5, or 6.		☐	☐	☐
4.Approval of an amendment to the Company’s Amended & Restated Certificate of Incorporation to effect a reverse stock split of the Company’s issued and outstanding shares of Common Stock by a ratio of 1-for-2, 1-for-3, 1-for-4, or 1-for-5.
	☐	☐	☐	The Board of Directors recommends you vote to hold an advisory vote on the compensation of our named executive officers every "THREE" years.	Every Year	Every Two Years	Every Three Years	Abstain
5.Approval of the adoption of the 2019 Glowpoint Equity Incentive Plan.	☐	☐	☐	7.Approval, on an advisory basis, of the frequency with which to hold stockholder advisory votes on the compensation of our named executive officers.	☐	☐	☐	☐
For address changes and/or comments, please check this box and write them on the back where indicated.			☐
Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date			Signature (Joint Owners)		Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Proxy Statement and 2018 Annual Report are available at www.proxyvote.com.

GLOWPOINT, INC.
Annual Meeting of Stockholders
December 19, 2019 10:00 A.M.
This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) Peter Holst and David Clark, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common and Preferred Stock of GLOWPOINT, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 10:00 AM, MST on December 19, 2019, at 370 17th Street, Suite 4400, Denver, CO 80202, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Address Changes/Comments: _________________________________________________________
___________________________________________________________________________

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

Continued and to be signed on reverse side